UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Mistras Group, Inc.

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MISTRAS

One Source for Asset Protection Solutions®

Aerospace & Defense

Data Solutions

Robotics

Oil & Gas | Chemical

2024

Proxy Statement

MISTRAS GROUP, INC.

195 Clarksville Road, Princeton Junction, New Jersey 08550
Dear Mistras Shareholder:

April 4, 2024
I am pleased to invite you to attend the 2024 Annual Shareholders Meeting of Mistras Group, Inc. The annual meeting will be held on Tuesday, May 14, 2024, at 11:00 a.m., Eastern Time. The annual meeting will be conducted completely virtual, via a live webcast. You will be able to attend and participate in our annual meeting by visiting www.virtualshareholdermeeting.com/MG2024, where you will be able to listen to the annual meeting live, vote your shares and submit questions. There will be no physical meeting location.
At the annual meeting, you and our other shareholders will be asked to vote on the following:
•	To elect seven directors to our Board of Directors;
•
To ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Mistras Group, Inc. for the year ending December 31, 2024;

•	To approve of the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan, including the numbers of shares authorized to be issued;
•	To approve, on an advisory basis, the compensation of Mistras Group, Inc.’s named executive officers;
•	Conduct any other business which properly comes before the meeting.
You are entitled to participate in the virtual meeting if you were a shareholder as of the close of business on March 18, 2024, the record date, or hold a legal proxy for the annual meeting provided by your bank, broker, or nominee. To participate in the annual meeting webcast at www.virtualshareholdermeeting.com/MG2024, you must enter the control number found on your proxy card, voting instruction form or notice you receive. You may vote online during the annual meeting by following the instructions available on the annual meeting website during the annual meeting. Whether or not you plan to attend the annual meeting online, we urge you to vote and submit your proxy in advance of the annual meeting by one of the methods described in the proxy materials for the annual meeting.
Sincerely,

Manuel N. Stamatakis
Chairman of the Board and Interim President and
Chief Executive Officer

195 Clarksville Road, Princeton Junction, New Jersey 08550
Notice of Annual Meeting

April 4, 2024
The 2024 Annual Shareholders Meeting of Mistras Group, Inc. will be held on Tuesday, May 14, 2024 at 11:00 a.m., Eastern Time. The meeting will be held exclusively via webcast at www.virtualshareholdermeeting.com/MG2024. There will be no physical location of the meeting and you will only be able to attend the annual meeting via the webcast. The details of the meeting are as follows:
MEETING DETAILS
Time and Date May 14, 2024 Tuesday at 11:00 a.m. Eastern Time	Location Webcast at www.virtualshareholdermeeting.com/MG2024	Record Date March 18, 2024
ITEMS OF BUSINESS:
1	Election of seven directors, constituting the entire Board of Directors.
2
To ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Mistras Group, Inc. for the year ending December 31, 2024.

3	To approve the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan, including the number of shares authorized to be issued.
4	To approve, on an advisory basis, the compensation of Mistras Group, Inc.’s named executive officers.
Who can vote: Holders of Mistras Group, Inc. common stock as of the close of business on March 18, 2024 are entitled to vote at the meeting and any adjournment or postponement of the meeting.
Attending the Meeting: Shareholders as of the close of business on March 18, 2024, or their duly appointed proxies, may attend the meeting online. To attend the 2024 annual meeting, go to www.virtualshareholdermeeting.com/MG2024, then enter the control number found on your proxy card, voting instruction form or notice you receive. You may vote during the meeting by following the instructions available on the meeting website during the meeting.
Voting by proxy: Please submit your proxy and/or voting instructions as described in the accompanying proxy statement or other proxy materials you receive promptly so that a quorum may be represented at the meeting.
By order of the Board of Directors
MICHAEL C. KEEFE
Executive Vice President,
General Counsel and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.
This Proxy Statement and the Mistras Group, Inc. 2023 Annual Report are available electronically on the Internet at www.proxyvote.com and on the Company’s website at http://investors.mistrasgroup.com/financial-information.

PROXY STATEMENT
General Information

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our 2024 annual meeting of shareholders (“2024 Annual Meeting”) and at any adjournment or postponement of the 2024 Annual Meeting. You are invited to attend the 2024 Annual Meeting, which will take place on May 14, 2024, beginning at 11:00 a.m., Eastern Time, via a webcast over the Internet at www.virtualshareholdermeeting.com/MG2024.
The terms “Mistras,” the “Company,” “we,” “our” and “us” mean Mistras Group, Inc. and the term “Board” means our Board of Directors, unless the context indicates otherwise. We are incorporated in the State of Delaware, and our common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MG.” Our fiscal year ends December 31.
PROXY SOLICITATION
The accompanying proxy is being solicited by our Board. The notice of annual meeting and this proxy statement (“Proxy Statement”) and proxy card or voting instructions are first being distributed to shareholders on or about April 4, 2024. In addition to this solicitation, employees of the Company may solicit proxies by telephone. All costs of the solicitation of proxies will be borne by the Company. On the proxy card or voting instruction included in the materials, a shareholder of record (that is, a shareholder who holds the shares in his, her or its own name with our transfer agent, Equiniti Trust Company, LLC) may substitute the name of another person in place of those persons presently named as proxies. To vote, a substitute proxy must present adequate identification to the Corporate Secretary or Inspector of Election for the 2024 Annual Meeting before the voting occurs.
At the 2024 Annual Meeting, the proxies appointed by the Board (the persons named in the proxy card or voting instructions) will vote your shares as you instruct. If you complete and submit your proxy without indicating how you would like to vote your shares, your proxy will be voted as the Board recommends.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are using the Internet as our primary means of furnishing proxy materials to shareholders as permitted by the rules of the Securities and Exchange Commission (“SEC”). Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose and how to attend the 2024 Annual Meeting via the Internet. This makes the proxy distribution process more efficient, less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent electronically unless you change your election.
VOTING RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote:
•	FOR each of the seven nominees of the Board of Directors (Item 1);
•
FOR the ratification of the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm of Mistras Group, Inc for the year ending December 31, 2024 (Item 2);

•	FOR the approval of the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan, including the number of shares authorized to be issued (Item 3); and
•	FOR the approval, on an advisory basis, of the compensation of Mistras Group, Inc.’s named executive officers (Item 4).
Mistras Group, Inc.	1	2024 Proxy Statement

SHAREHOLDERS ENTITLED TO VOTE, QUORUM
Shareholders of record of our common stock at the close of business on March 18, 2024 are entitled to notice of and to vote at the 2024 Annual Meeting and any adjournments or postponements of the meeting. Each share entitles its owner to one vote.
The holders of a majority of the shares entitled to vote at the 2024 Annual Meeting must be present or represented by proxy in order to constitute a quorum for all matters to come before the 2024 Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. On the record date, we had 30,641,064 shares outstanding.
VOTES NEEDED
The following chart sets forth the proposals to be considered at the 2024 Annual Meeting, the voting choices for each proposal, the votes needed to elect directors and for each other agenda item to pass, and the manner in which votes will be counted.
	AGENDA ITEM	VOTING OPTIONS	VOTES NEEDED	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES
1	Election of Directors	For all nominees or withhold with respect any or all nominees.	Plurality, meaning the seven nominees receiving the most votes for their election will be elected.	No effect	No effect. No broker discretion to vote.
2	Ratification of Appointment of Auditors	For, against, or abstain.	Majority of the shares present or represented at the meeting and entitled to vote on the matter.	Counted as vote. Same effect as vote against.	Brokers have discretion to vote.
3	Approval of Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan	For, against, or abstain.	Majority of the shares present or represented at the meeting and entitled to vote on the matter.	Counted as vote. Same effect as vote against.	No effect. No broker discretion to vote.
4	Advisory Vote on the compensation of Mistras Group, Inc.’s named executive officers	For, against, or abstain.	Majority of the shares present or represented at the meeting and entitled to vote on the matter.	Counted as vote. Same effect as vote against.	No effect. No broker discretion to vote.
For Item 1, Election of Directors, as set forth in the Director Resignation Policy described on page 9 each director has agreed that if he or she receives more “Withheld” votes than “For” votes, the director will tender his or her resignation for consideration by the Corporate Governance Committee and the independent members of the Board.
HOW TO VOTE

Vote by Internet You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card	Vote by Mail You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.	Vote Online at the Meeting You can vote at the meeting at www.virtualshareholdermeeting.com/ MG2024
Shares held in your name as the shareholder of record may be voted by you online at the 2024 Annual Meeting. Shares held beneficially in street name may be voted by you online at the 2024 Annual Meeting only if you obtain a legal proxy from the bank, broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the 2024 Annual Meeting online, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting online.
You have the option of voting your shares over the Internet, by telephone or completing and returning a proxy card or voting instruction card. Voting over the Internet or telephone authorizes the named proxies to vote your shares as you direct. If you receive paper copies of our proxy materials and/or a proxy card or voting instruction card, you can also vote by marking, signing,
Mistras Group, Inc.	2	2024 Proxy Statement

and returning your proxy card or voting instruction card as directed in the materials you receive. More information on how to vote by proxy is included in the proxy materials.
If any matters are properly presented for consideration at the 2024 Annual Meeting, the persons named in the proxy card will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the 2024 Annual Meeting.
CHANGING YOUR VOTE
You may change your vote at any time before the proxy is exercised. If you vote by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting online during the 2024 Annual Meeting or by giving written notice to the Secretary at 2024annualmeeting@mistrasgroup.com. If you vote over the Internet or by telephone, you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting online during the 2024 Annual Meeting. Attending the meeting online will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Corporate Secretary or Inspector of Election before the proxy is exercised or you vote online at the 2024 Annual Meeting via the webcast.
EFFECT OF NOT CASTING YOUR VOTE
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are a record holder of your shares of Mistras common stock. If you hold your shares through a bank, broker or other intermediary, which is commonly referred to as holding your shares in “street name,” you are a beneficial holder but not a record holder. If you hold your shares in street name and want your shares to count on Item 1 (election of directors), Item 3 (Amended and Restated Mistras Group, Inc. 2016 Long-Term Incentive Plan), or Item 4 (advisory vote on executive compensation), you will need to instruct your bank or broker how you want your shares voted. If you hold your shares in street name and you do not instruct your bank or broker how to vote on Items 1, 3 or 4, no votes will be cast on your behalf on any of these items for which you did not provide voting instructions. Your bank or broker will have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2). Abstentions for Items 2, 3 or 4 will have the practical effect of a vote against such Item.
If you are a shareholder of record and do not return your proxy or attend the 2024 Annual Meeting online, your shares will not be considered present at the 2024 Annual Meeting for voting purposes or determining whether we have a quorum and no votes will be cast for your shares at the meeting. If you return your proxy but do not cast your vote on your proxy, your shares will be voted as directed by the Board, which will be in favor of all the nominees listed in Item 1 and in favor of Items 2, 3 and 4. If you return your proxy but abstain from voting on one or more of the items of business, no votes will be cast on your behalf on any of the items of business at the 2024 Annual Meeting on which you abstained, but your shares will be counted for determining whether a quorum is present to conduct the 2024 Annual Meeting.
ATTENDING THE MEETING
You are entitled to attend the 2024 Annual Meeting only if you were a Mistras shareholder or joint holder as of the record date, the close of business on March 18, 2024, or you hold a valid legal proxy for the 2024 Annual Meeting. We will be hosting the 2024 Annual Meeting live via webcast, with no physical location. A summary of the information you need to attend the 2024 Annual Meeting online is provided below:
•	Any shareholder can attend the 2024 Annual Meeting live via the Internet at: www.virtualshareholdermeeting.com/MG2024.
•	Webcast starts at 11:00 a.m. Eastern time on Tuesday, May 14, 2024.
•
Please have your control number to access the 2024 Annual Meeting webcast. The control number appears on the proxy card, in the Notice of Internet Availability of Proxy Materials, or in the instructions that accompanied your proxy materials.

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MG2024.
•	Shareholders may vote and submit questions while attending the 2024 Annual Meeting on the Internet.
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/MG2024 on the day of the 2024 Annual Meeting.
Mistras Group, Inc.	3	2024 Proxy Statement

TABULATING THE VOTES
A representative from Broadridge Financial Services will tabulate the votes and will serve as Inspector of Election for the 2024 Annual Meeting.
VOTING RESULTS
We will announce preliminary voting results at the meeting. Voting results will also be disclosed in a Form 8-K filed with the SEC soon after the meeting, which will be available on our website.
Mistras Group, Inc.	4	2024 Proxy Statement

Corporate Governance

OVERVIEW
Our Board is committed to maintaining good corporate governance practices and believes this is an important element of our long-term success and the enhancement of shareholder value. The Board has adopted and adheres to corporate governance guidelines and practices that the Board and senior management believe are sound and promote this purpose. Our Board continuously reviews our governance practices and updates them, as appropriate, based upon Delaware law (the state in which we are incorporated), NYSE rules and listing standards, and SEC regulations, as well as best practices suggested by recognized governance authorities.
All our relevant corporate governance documents are available on the corporate governance section of the investor page of our website at http://investors.mistrasgroup.com/governance.cfm. At this site, shareholders can view our:
Committee Charters
•	Audit Committee Charter
•	Compensation Committee Charter
•	Corporate Governance Committee Charter
•	Environmental, Social, and Safety Committee Charter
Key Governance Policies and Guidelines
•	Corporate Governance Guidelines
•	Director Nominating Process and Policy
•	Director Qualification Criteria
•	Director Resignation Policy
•	Related Person Transaction Policy
•	Stock Ownership Guidelines
•	Securityholder Communication Policy
Policies and Guidelines Regarding Conduct
•	Code of Conduct
•	Code of Ethics for Principal Executive and Senior Financial Officers
•	Complaint Procedures for Accounting and Auditing Matters
•	Insider Trading Compliance Policy
•	Incentive Compensation Recoupment Policy for Executive Officers
Mistras Group, Inc.	5	2024 Proxy Statement

BOARD OF DIRECTORS AND DIRECTOR INDEPENDENCE
Our Board has set the number of directors for the Board at seven and currently the seven members consist of Nicholas DeBenedictis, James J. Forese, Richard H. Glanton, Michelle J. Lohmeier, Charles P. Pizzi, Manuel N. Stamatakis and Sotirios J. Vahaviolos.
In February 2024, the Board and Corporate Governance Committee undertook a review of the independence of the directors and considered whether any director has a relationship with us that would preclude a determination of independence within the meaning of the rules of the NYSE. As a result of this review, our Board determined that Ms. Lohmeier and Messrs. DeBenedictis, Forese, Glanton and Pizzi, representing five of our seven current directors, are “independent directors” as defined under the NYSE rules because none of these directors had any material relationships with the Company.
COMMITTEES OF THE BOARD
Our Board has had four standing committees: Audit Committee, Compensation Committee, Corporate Governance Committee and Environmental, Social and Safety Committee. Each committee operates pursuant to a written charter and all committees are comprised solely of independent directors. The composition of the committees is set forth below and a description of each committee follows.

Director	Audit Committee	Compensation Committee	Corporate Governance Committee	Environmental, Social and Safety Committee
Nicholas DeBenedictis
James Forese
Richard Glanton
Michelle Lohmeier
Charles Pizzi
  = Chair       = Member
Audit Committee
Our Board has determined that each member of our Audit Committee meets the requirements for independence and financial literacy and that Messrs. DeBenedictis and Forese qualify as audit committee financial experts under the applicable requirements of the NYSE and SEC rules and regulations. The Audit Committee is responsible for, among other things:
•	selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;
•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements and accounting matters;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;

•	preparing the audit committee report included in our proxy statement; and
•	overseeing our risk management and information technology and data security functions, including cybersecurity.
Mistras Group, Inc.	6	2024 Proxy Statement

Compensation Committee
All the members of our Compensation Committee qualify as independent. The Compensation Committee is responsible for, among other things:
•
reviewing and approving the following for our executive officers: annual base salaries, cash and equity incentive compensation, including specific goals, targets and amounts, other equity compensation, employment agreements, severance and change in control arrangements and any other benefits, compensation or arrangements;

•	reviewing and approving the compensation discussion and analysis and issuing the compensation committee report included in our proxy statement;
•	appointing, overseeing and determining the work and compensation of any compensation consultant, independent legal counsel or other adviser retained by the compensation committee; and
•	administering, reviewing and making recommendations with respect to our equity compensation plans.
Corporate Governance Committee
Our Corporate Governance Committee is responsible for, among other things:
•	assisting our Board in identifying prospective director nominees and recommending to the Board nominees for election at each annual meeting of shareholders;
•	reviewing our corporate governance principles and practices and recommending changes, as appropriate, in light of developments in governance practices;
•	overseeing the evaluation of our Board and management;
•	reviewing succession planning;
•	recommending members for each Board committee to our Board;
•	reviewing compensation programs for our outside directors; and
•	reviewing and monitoring our code of conduct and actual and potential conflicts of interest of members of our Board and our executive officers.
Environmental, Social and Safety Committee
Our Environmental, Social and Safety Committee is responsible for, among other things:
•
reviewing and providing guidance to management on environmental and sustainability issues and impacts, and the integration of environmental compliance and sustainability into the Company’s business, including innovation, product design, manufacturing and sourcing, and operations;

•	reviewing and overseeing the Company’s health and safety programs, policies and practices;
•
reviewing and overseeing management’s social responsibility programs, policies and practices, including those involving corporate social responsibility, human rights, and workplace diversity and inclusion;

•	overseeing the Company’s management of its risks and opportunities related to climate change and direct any findings related to such matters to any other appropriate committee of the Board.
•	reviewing the activities of the Company’s community and social impact initiatives;
•	reviewing the reporting to various stakeholders regarding corporate social responsibility; and
•
reviewing and providing guidance to management and reporting to the Board the involvement of significant corporate social responsibility issues in major business decisions, to protect the Company’s goodwill and human and intellectual capital.

Mistras Group, Inc.	7	2024 Proxy Statement

In October 2022, the Board established an ad hoc special committee of the independent directors. This committee’s responsibilities include reviewing strategic matters, such as acquisitions and new markets, working with the Corporate Governance Committee on succession planning and talent assessment, overseeing the budgeting and planning process, and overseeing other key initiatives. One such initiative was the retention of AlixPartners to undertake an operational review of the Company, designed to accelerate profitable growth and EBITDA, referred to as Project Phoenix. This special committee, with then Lead Director Manuel Stamatakis championing the effort, led the operational review and directed AlixPartners as to the areas of focus and attention.
BOARD LEADERSHIP STRUCTURE
Under our corporate governance guidelines, the Board does not have a policy on whether the roles of the Chairman and Chief Executive Officer, or CEO, should be separate or combined. The Board believes it should be free to determine what is best for the Company at a given point in time, as different leadership structures for a board of directors have their own advantages and disadvantages, which must be considered in the context of the specific circumstances, culture and challenges facing a company.
For several years, the Board has separated the roles of Chairman and CEO, with Dennis Bertolotti serving as President and CEO and our Founder Dr. Sotirios Vahaviolos serving as our Executive Chairman since 2017. However, with the dismissal of Mr. Bertolotti as CEO in October 2023 and the retirement of Dr. Vahaviolos as Chairman, the Board appointed Manuel “Manny” Stamatakis, formerly the lead director, to the position of Chairman of the Board and Interim President and CEO. Accordingly, these roles are now combined, but this is intended to be a temporary situation. While this combination of roles exists, the Board appointed James Forese as the Lead Director to serve in the role Mr. Stamatakis held previously. The Board intends to hire a permanent CEO in 2024, at which time Mr. Stamatakis is expected to remain in the role of Chairman, at which time the Board would resume the structure it adopted in 2017 of separating the roles of Chairman and CEO.
LEAD DIRECTOR
The Board established the position of independent Lead Director, which the Board determined should be the chair of the Corporate Governance Committee. The Lead Director serves as a liaison between management and non-management members of the Board; participates in setting the agenda for Board meetings; leads the executive sessions, including follow-up actions; and is involved in other governance matters. Mr. Stamatakis served as the chair of the Corporate Governance Committee and the Lead Director until his appointment as Interim President and CEO, at which time the Board appointed Mr. Forese to serve as Lead Director and Chair of the Corporate Governance Committee. The Board currently intends to hire a permanent CEO in 2024, at which time Mr. Stamatakis will become a non-employee Chairman and resume his status as an independent director and the position of lead director would be eliminated.
CODE OF ETHICS AND CODE OF CONDUCT
We have a Code of Ethics for Executive Officers and Senior Financial Officers and Managers, which applies to our CEO, chief financial officer (“CFO”), chief accounting officer, all other executive officers, the controller, the treasurer, the director of audit, the director of tax, the managing directors and controllers of international operations and other finance and accounting managers designated by the CEO or the CFO. This code of ethics requires that our leaders covered by the code act with honesty, integrity and a high level of ethics. This code also requires full, fair, timely and accurate reporting and disclosure of information in our reports to the SEC and to the public. We also have a Code of Conduct that applies to all our employees, officers and directors. Our Code of Conduct establishes guidelines for honesty and professionalism we expect all Mistras directors, officers and employees to follow at all times when representing or working for Mistras and is intended to foster an atmosphere of high integrity and accountability.
The Code of Conduct requires director and employees all to comply with all laws and regulations and addresses issues such as dealing with customers and suppliers, protecting valuable company assets, avoiding conflicts of interest, and other matters involving good corporate conduct.
NOMINATION OF DIRECTORS
The Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and for recommending nominees to the Board for election at the annual meeting of shareholders or to fill vacancies on the Board between shareholder meetings. To facilitate this process, the Corporate Governance Committee and the Board adopted our Director Nominating Process and Policy and the Director Qualification Criteria. The Director Nominating Process and Policy and the Director Qualification Criteria articulate a process and qualifications that are clear, specific and prudent to help the Corporate
Mistras Group, Inc.	8	2024 Proxy Statement

Governance Committee and the Board identify and select qualified directors to meet our needs and provide a well-functioning Board.
In accordance with the policy, the Corporate Governance Committee considers the Board’s current and anticipated strengths and needs. Among the criteria considered by the committee are experience or expertise in accounting, finance, management, international business, compensation, corporate governance, strategy, general business matters and industry knowledge, as well as diversity within the Board. The Board and the Corporate Governance Committee take diversity into account when considering potential director candidates.
As set forth in the Director Qualification Criteria, the Board seeks candidates for director who possess the following: (1) the highest level of integrity and ethical character, (2) personal and professional reputation consistent with the Company’s image and reputation, (3) sound judgment, (4) financial literacy and a sound understanding of business strategy, business environment, corporate governance and board operations, (5) independence, (6) significant experience and proven superior performance in professional endeavors, (7) an appreciation for board and team performance, (8) the commitment to devote the time necessary for service on our Board, (9) skills in areas that will benefit the Board and (10) the ability to make a long-term commitment to serve on the Board. The Corporate Governance Committee is also cognizant of having at least one independent director who meets the definition of an audit committee financial expert under SEC rules. As part of its in-depth review of its committee charters and governance policies and practices described below, the Board also added to the Director Qualification Criteria that the Board shall strive to have directors who are diverse in experience, gender, race, ethnicity and age.
The Corporate Governance Committee may rely on various sources to identify potential director nominees. These include input from directors, management, others the Corporate Governance Committee considers reliable, and professional search firms. The Corporate Governance Committee will consider director nominations made by a shareholder or other sources (including self-nominees) if these individuals meet our Director Qualification Criteria. If a candidate proposed by a shareholder or other source meets the criteria, the individual will be considered on the same basis as other candidates. For consideration by the Corporate Governance Committee, the submission of a candidate must be sent to the attention of the Corporate Secretary at our headquarters at 195 Clarksville Road, Princeton Junction, New Jersey 08550. The submission should be received by January 2, 2025 in order to receive adequate consideration for the 2025 annual meeting and must include sufficient details to demonstrate that the potential candidate meets the Director Qualification Criteria. For a shareholder to nominate a director for election, the shareholder must meet the requirements of our bylaws and make the nomination in the time required by our bylaws, as set forth on page 55 under “Shareholder Proposals and Other Matters.”
DIRECTOR RESIGNATION POLICY
The Board has a Director Resignation Policy which provides that, in an uncontested election for directors, if a nominee for director receives more votes “withheld” or “against” than votes “for” his or her election, the director will promptly tender an offer of his or her resignation following certification of the shareholder vote. An uncontested election is any election of directors in which the number of nominees for election is less than or equal to the number of directors to be elected.
The Corporate Governance Committee will consider and recommend to the Board whether to accept the resignation offer, which the independent members of the Board will decide. The Corporate Governance Committee and Board will evaluate any such tendered resignation based upon the best interests of the Company and its shareholders. When deciding the action to take, the Board could accept or turn down the offer of resignation or decide to pursue additional actions such as the following:
•	allow the director to remain on the Board but not be nominated for re-election to the Board at the next election of directors;
•	defer acceptance of the resignation until the vacancy the resignation will create can be filled by the Board with a replacement director meeting the necessary qualifications; or
•	allow the director to remain on the Board if, in the view of the Corporate Governance Committee, the director has or is expected to correct the reason for the negative vote.
In addition, the policy provides that if a director’s principal occupation or business association changes substantially during his or her tenure as a director (other than as a result of retirement), the director shall tender his or her resignation for consideration by the Corporate Governance Committee. The Corporate Governance Committee, in consultation with the Chairman of the Board, will recommend to the Board the action, if any, to be taken with respect to the resignation.
Mistras Group, Inc.	9	2024 Proxy Statement

STOCK OWNERSHIP GUIDELINES AND INCENTIVE COMPENSATION RECOUPMENT POLICY
The Board adopted stock ownership guidelines for all directors and executive officers. Non-employee directors are required to hold all shares awarded during the prior three years. All our non-employee directors are in compliance with the guidelines. The guidelines for our executive officers are discussed on page 42 in the Compensation Discussion and Analysis. The Board has also adopted an Incentive Compensation Recoupment Policy (often referred to as a claw-back policy), which is also discussed on page 42 in the Compensation Discussion and Analysis.
INSIDER TRADING COMPLIANCE POLICY
We have adopted an Insider Trading Compliance Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees of the Company and its subsidiaries that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the applicable rules and regulations of the NYSE.
OTHER KEY GOVERNANCE MATTERS
Board Oversight of Risk Management. The Board believes that overseeing how management manages the various risks the Company faces is one of its important responsibilities. The risk oversight function is led by the Board and the Audit Committee, but some areas are administered by committees tasked by the Board with oversight of specific risks, as summarized below.

BOARD/COMMITTEE	PRIMARY AREAS OF RISK OVERSIGHT
Full Board of Directors
Strategic, financial and execution risks and exposures associated with the annual plan, and strategic planning (including matters affecting capital allocation); other matters that may present material risk to the Company’s operations, plans, prospects or reputation; and acquisitions and divestitures (including through post-closing reviews).

Audit Committee
Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines, credit and liquidity matters, compliance matters, management’s risk management programs, and information technology, data and cyber security.

Corporate Governance Committee	Risks and exposures relating to our programs and policies for corporate governance and succession planning.
Compensation Committee
Risks and exposures associated with management development, and executive compensation programs and arrangements, including performance-based incentive plans. The Compensation Committee reviews compensation arrangements and programs to ensure that they do not create incentives for employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Environmental, Social and Safety Committee
Risks and exposures associated with our activities as a corporate citizen and policies in that regard, our activities pertaining to environmental matters and sustainability, and activities, policies and practices pertaining to employee and workplace safety.

The Board and its committees receive information and reports from management on the status of the Company and the risks associated with the Company’s strategy and business plans.
Meetings. The following chart sets forth the number of meetings held by the Board and each of the four standing committees in 2023.

MEETINGS
Board of Directors	8
Audit Committee	8
Compensation Committee	5
Corporate Governance Committee	4
Environmental, Social and Safety Committee	4
Mistras Group, Inc.	10	2024 Proxy Statement

Each director attended at least 75% of the total meetings of the Board and the committees on which the director served. Due to the interest our directors have in the activities of all committees and our meeting schedule, all our directors attended 16 of the 21 meetings of the Board committees held in 2023.
Annual Meeting Attendance. The Company expects all directors (who are also all the director nominees) to attend the 2024 Annual Meeting. All our directors attended our 2023 annual shareholders meeting.
Communication with the Board. Shareholders, employees and others may contact the Board or any of the Company’s directors (including the Lead Director) by writing to them c/o Corporate Secretary, Mistras Group, 195 Clarksville Road, Princeton Junction, New Jersey 08550. The Company’s process for handling communications to the Board or the individual directors is set forth in our Securityholder Communication Policy.
Term Limits; Mandatory Retirement. The Board has decided not to have term limits or a mandatory retirement age for directors. The Board believes that a director should be evaluated based upon his or her abilities and contributions to the Board and an assessment of that individual’s qualities and qualifications to continue to serve as a director on the Board. Term limits and mandatory retirement may deprive the Board of a valuable member with significant insight and knowledge of Mistras and our industry.
Review of Charters and Policies: The Board and the committees review all committee charters and the governance policies, guidelines and practices annually and changes are made as needed.
Review of Cyber Security: In 2023, as it has done in the past, the Audit Committee reviewed with management the Company’s information technology function, including data and cyber security, and the plans for further enhancement of these functions as technology and external threats continue to develop.
Environmental, Social and Safety: With the establishment of Environmental, Social and Safety Committee, the Board and management have placed additional focus on our role as member of the broader communities in which we operate and our practices around safety, health, environmental, human rights, and other social responsibility matters. More information about these endeavors and our policies, practices and activities and our first report related to these areas can be viewed on our website at https://www.mistrasgroup.com/company/esg/.
Employee, Officer and Director Hedging: Our policies regarding hedging are discussed under “Compensation Discussion and Analysis—Compensation Policies—Hedging Prohibitions” on page 42.
Mistras Group, Inc.	11	2024 Proxy Statement

Director Compensation

For 2023, the compensation program for our non-employee directors provided for cash fees of $22,500 per quarter ($90,000 annually) and semi-annual equity grants of $55,000 ($110,000 annually) in shares of our common stock. The committee chairpersons received quarterly cash fees of $3,875 for the Audit Committee and $3,125 for the other committees and our Lead Director $33,000 for those responsibilities.
The following is the compensation paid to our non-employee directors and to our Executive Chairman in 2023.
	CASH DIRECTOR FEES	STOCK(1)	SALARY	BONUS	TOTAL
Nicholas DeBenedictis	$90,000	$109,999			$199,999
James Forese	$119,875	$109,999			$229,874
Richard Glanton	$102,500	$200,010(2)			$303,410
Michelle Lohmeier	$102,500	$109,999			$212,499
Charles Pizzi	$90,000	$109,999			$199,999
Sotirios Vahaviolos(3)	$50,000		$356,250	$75,000	$481,250
(1)
Stock awards are valued based upon the grant date fair value in accordance with FASB ASC Topic 718, which utilizes the closing price on the grant date. However, for purposes of determining the number of shares awarded to directors, the Company used the average of the high and low trading prices over a three trading day period ending on the grant date, which is the reason for the difference between the award values above and the intended value, using the three trading day average. Share grants for Richard Glanton were suspended pending resolution of his bankruptcy proceeding (See Legal Proceedings below).

(2)
Includes $90,010 of common stock related to 2022, which were held up to Mr. Glanton’s legal proceedings. These shares were released in 2023 with approval of the bankruptcy trustee and the bankruptcy court. See “Certain Relationships, Proceedings and Related Person Transactions” and subheading “Legal Proceedings.”

(3)
Dr. Vahaviolos was our Executive Chairman until his retirement on October 9, 2023, at which time he remained on the Board as Chairman Emeritus. Dr. Vahaviolos continues to be employed as a strategic advisor to the CEO, a position he assumed immediately upon his retirement as Executive Chairman. Dr. Vahaviolos receives a quarterly cash retainer of $50,000 ($200,000 annually) as a director and is paid an annual salary of $100,000 for his role as a strategic advisor. Dr. Vahaviolos’ salary above is for his role as Executive Chairman and then strategic advisor. Dr. Vahaviolos was awarded a discretionary bonus by the Compensation Committee for his contributions in 2023.

For 2024, director compensation will remain the same as 2023.
Mistras Group, Inc.	12	2024 Proxy Statement

Compensation Committee Interlocks and Insider Participation

During 2023, Michelle Lohmeier, as Committee Chair, James Forese and Richard Glanton served as members of our Compensation Committee, as did Manny Stamatakis until he resigned from the Compensation Committee upon his appointment as Interim President and CEO on October 9, 2023. None of the members of our Compensation Committee, while serving on the Compensation Committee, has been an officer or employee of Mistras or had any other relationship with us requiring disclosure in this Proxy Statement. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.
Mistras Group, Inc.	13	2024 Proxy Statement

Certain Relationships, Proceedings and Related Person Transactions

POLICY AND PROCEDURE FOR APPROVAL OF RELATED PERSON TRANSACTIONS
We have a Related Person Transaction Policy, which requires the review, approval or ratification by the Corporate Governance Committee for any transaction, arrangement or relationships or series of the foregoing in which we are a participant and any related person has or will have a material interest, including those for which disclosure is required under Item 404(a) of SEC Regulation S-K. Under this policy, any renewals, extensions or material amendments to a related party transaction, even if previously approved under the policy or by the Board, shall be subject to review, approval or ratification by the Corporate Governance Committee. For purposes of the policy, the term “related person” is as defined in Item 404 of SEC Regulation S-K and includes our directors, director nominees, executive officers, holders of 5% or more of our common stock, and the immediate family members of the foregoing individuals and entities.
Under the Related Person Transaction Policy, all our directors and executive officers have a duty to report to the CEO, General Counsel or Lead Director potential conflicts of interest or transactions with related persons. Management has established procedures for monitoring transactions that could be subject to approval or ratification under the Policy.
Once a related person transaction has been identified, the Corporate Governance Committee, and in some cases the Audit Committee, will review all the relevant facts and circumstances and approve or disapprove of the entry into the transaction. The Corporate Governance Committee will take into account, among other factors, whether the transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. If advance approval of a transaction by the Corporate Governance Committee is not feasible, the transaction will be considered for ratification at the Corporate Governance Committee’s next regularly scheduled meeting.
TRANSACTIONS WITH RELATED PERSONS
There are no family relationships between or among any of our directors, director nominees and executive officers.
We lease our headquarters located at 195 Clarksville Road, Princeton Junction, New Jersey, from an entity majority-owned by Dr. Vahaviolos, one of our directors. The lease was set to expire October 31, 2024, and in March 2024, the Company and the landlord agreed to an extension of the lease until October 31, 2026. In 2023, the monthly payments were approximately $82,000 for January to October and approximately $84,500 for November and December. For the period of January 2024 until October 31, 2025, the monthly rent will remain $84,500, then increase to approximately $86,000 from November 1, 2025 to October 31, 2026.
Our subsidiary in Greece entered into an employment agreement with the daughter of Dr. Vahaviolos pursuant to which she serves as its Vice President and Managing Director. The employment agreement provides for a monthly salary and other compensation, including incentive bonuses, plus reimbursement of certain expenses. During 2023, Dr. Vahaviolos’ daughter received approximately $138,300 in total compensation and benefits. In addition, Dr. Vahaviolos’ daughter personally guaranteed payments on certain obligations of our Greek subsidiary. We have agreed to indemnify Dr. Vahaviolos’ daughter should she make any payments or incur any costs or loss on account of her guaranty. Another daughter of Dr. Vahaviolos is a Human Resource Director in the U.S. and received total compensation in 2023 of approximately $199,000, which Company management believes is in line with the total compensation of comparable positions at other companies.
The daughter of our former CEO, Mr. Bertolotti, was an employee of Mistras, serving as Corporate Counsel and received total compensation in 2023 of approximately $152,000, which Company management believes is consistent with the market for her position. She no longer works for the Company.
Manny Stamatakis, our Chairman and Interim President and CEO, is an officer of Capital Management Enterprise (“CME”) and was previously the owner of CME. CME provides benefits consulting services to the Company. The Company did not pay any fees
Mistras Group, Inc.	14	2024 Proxy Statement

to CME in 2023. The compensation received by CME in 2023 for work related to Mistras was paid directly to CME by the third-party benefits providers in the form of normal and customary commissions.
LEGAL PROCEEDINGS
In October 2016, a company filed a lawsuit in Orange County, California Superior Court against one of our directors and a director nominee, Richard Glanton, along with a privately held company for which Mr. Glanton was a director and officer, and other parties for allegedly defaulting on loans, among other allegations. In the case, styled Luxury Asset Lending, LLC v. Philadelphia Television Network, Inc., Case No. 2016-00880965, the court entered a default judgment against Mr. Glanton and the company defendant in April 2017. In April 2019, the company defendant filed a motion to set aside the default judgment against it, which the court denied. Thereafter, the Fourth District Court of Appeal of California issued an opinion (Luxury Asset Lending, LLC v. Phila. Television Network, Inc., 270 Cal. Rptr. 3d 724 (Oct. 29, 2020)) reversing the denial. The matter is ongoing.
In July 2017 and then in February 2022, Mr. Glanton filed separate voluntary proceedings under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey. The 2017 case was styled In the Matter of Richard H. Glanton, Case No. 17-bk-24279, which has been closed. The February 2022 proceeding, styled In the Matter of Richard H. Glanton, Case No. 22-bk-11055, was converted in August 2022 to a Chapter 7 proceeding and a bankruptcy trustee was appointed. This matter is ongoing along with related cases in the same court and various appeals and adversary proceedings brought by the bankruptcy trustee. These legal and bankruptcy proceedings were not related in any way to Mr. Glanton’s service on our Board.
After reviewing this information, the Board decided to renominate Mr. Glanton for election as a director at the 2024 Annual Meeting based on his historical performance and his long-term dedicated service on the Company’s Board, his knowledge of Mistras’ business, and the breadth of experience he possesses.
Mistras Group, Inc.	15	2024 Proxy Statement

Stock Ownership and Section 16 Compliance

STOCK OWNERSHIP
The following table sets forth information regarding the beneficial ownership of our common stock as of March 1, 2024 by (1) each of our directors and nominees for director, (2) each of the executive officers named in the summary compensation table, (3) all our directors and executive officers as a group, and (4) each person or group of affiliated persons known by us to be the beneficial owners of more than 5% of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to our common stock. Shares of common stock that may be acquired by an individual or group within 60 days of March 1, 2024 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of shares beneficially owned is computed on the basis of 30,634,785 shares of common stock outstanding as of March 1, 2024.
We believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such shareholders, except as disclosed otherwise. The address for the directors and named executive officers listed below is c/o Mistras Group, 195 Clarksville Road, Princeton Junction, NJ 08550.

Name	Shares Beneficially Owned	Percentage of Class
Directors, Director Nominees and Officers
Manuel N. Stamatakis(1)	483,599	1.5%
Nicholas DeBenedictis(2)	220,527	*
James J. Forese	143,750	*
Richard H. Glanton	58,948	*
Michelle J. Lohmeier	65,930	*
Charles P. Pizzi	42,337	*
Sotirios J. Vahaviolos	1,841,559	6%
Edward J. Prajzner(1)	101,860	*
Michael C. Keefe(1)	85,693	*
Michael J. Lange(1)	346,838	1.1%
John A. Smith(1)	101,518	*
Dennis Bertolotti	322,478	1.1%
Directors, Director Nominees and Executive Officers as a Group(1)	3,833,037	12.3%
* Indicates beneficial ownership of less than 1% of the total outstanding common stock.
5% Holders
Sotirios Vahaviolos January 2023 2-Year Grantor Retained Annuity Trust(3)	6,734,718	22%
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(1)
Includes all unvested restricted stock units with only time-based restrictions (“RSUs”) and stock options which are currently exercisable, or can be exercised on or before April 29, 2024, for the following amounts:

	Stock Options	RSUs	Total
Manuel Stamatakis	250,000	—	250,000
Edward Prajzner		67,307	67,307
Michael Keefe		35,420	35,420
Michael Lange		36,380	36,380
John Smith		71,057	71,057
Directors and Executive Officers as a Group	250,000	228,164	478,164
(2)	Includes 25,000 shares owned by Mr. DeBenedictis’ spouse.
(3)
Address is Stephanie Foglia, trustee, c/o Mistras Group, 195 Clarksville Road, Princeton Junction, NJ 08550. Ms. Foglia, as trustee, has sole power over voting and disposition of the shares in this trust. Ms. Foglia has disclaimed any beneficial interest in the shares held by the trust other than any interest she may have as a beneficiary of the trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
We believe that during 2023, all reports for our executive officers and directors that were required to be filed under Section 16(a) of the Securities Exchange Act of 1934 were filed on a timely basis, except for one report filed by Mr. Glanton regarding a stock award for director fees and one report filed by Mr. Stamatakis for the purchase of stock.
Mistras Group, Inc.	17	2024 Proxy Statement

Proposals Requiring Shareholder Approval

ITEM 1:
Election of Directors

At the recommendation of the Corporate Governance Committee, the Board has recommended that all the current directors be nominated for election to the Board. Directors who are elected at the 2024 Annual Meeting will serve a one-year term expiring at the 2025 annual shareholders meeting or until their successors have been elected and qualified, or until their death or resignation.
The following contains the background, experience and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that contributed to the determination by the Corporate Governance Committee and the Board that the nominee should serve as a director. Several of our independent directors serve or have served on boards and board committees (including, in many cases, as committee chairs) of other public companies, which we believe provides them with additional board leadership and governance experience, exposure to best practices, and substantial knowledge and skills that further enhance the functioning of our Board. In addition, James Forese, Richard Glanton, Manny Stamatakis and Sotirios Vahaviolos have been on our Board for over ten years, and all of them have a wealth of knowledge about our business, industry and corporate culture that provides great value to the functioning and decision-making of the Board.
We believe that each nominee for election as director will be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.
Mistras Group, Inc.	18	2024 Proxy Statement

NOMINEES:

Nicholas DeBenedictis	Age: 78 | Director since: 2015
Nicholas DeBenedictis served as Chief Executive Officer of Aqua America, Inc. (currently known as Essential Utilities, Inc.) from 1992 until his retirement in July 2015, and has been the Chairman of the Board of Essential Utility since May 1993, becoming the non-executive Chairman of the Board upon his retirement as CEO in 2015 and is now serving on its board as Chairman Emeritus. He also served as Chairman and Chief Executive Officer of Aqua America’s principal subsidiaries, including Aqua Pennsylvania, Inc. Mr. DeBenedictis served as Senior Vice President for Corporate Affairs of PECO Energy Company (now known as Exelon Corporation) from 1989 until 1992; as President of the Greater Philadelphia Chamber of Commerce from December 1986 to April 1989; and as the Secretary of the Pennsylvania Department of Environmental Resources from 1983 to 1986. Mr. DeBenedictis is also a director of Exelon Corporation and P.H. Glatfelter Company, and also serves on the boards of Pennsylvania area non-profit, civic and business organizations. Mr. DeBenedictis received a B.S. in business administration and a M.S. in environmental engineering and science from Drexel University.

The Board believes that Mr. DeBenedictis is a qualified candidate because of his knowledge, experience and demonstrated success from serving for over 20 years as the chairman and chief executive officer of a substantial public company. He has also served as an executive of a major electric utility, the head of Pennsylvania’s environmental regulatory agency, and as a director of two other public companies in addition to his role as Chairman at Aqua America, including, from time to time, as a member of the corporate governance, audit, finance and compensation committees of those companies. The Board believes that the experience, insights and knowledge Mr. DeBenedictis possesses from his leadership roles in business and community activities are important qualifications, skills and experience that will provide valuable assistance to the Board and greatly contribute to the overall knowledge of the Board and its ability to address the issues confronting us and the Board.

Mistras Group, Inc.	19	2024 Proxy Statement

James J. Forese	Age: 88 | Director since: 2005
James Forese is the retired Operating Partner and Chief Operating Officer of HCI Equity Partners, positions he held when he joined the firm in July 2003 until his retirement in 2018. Prior to joining HCI Equity Partners, Mr. Forese served as Chairman, President and Chief Executive Officer of IKON Office Solutions, Inc. (formerly Alco Standard Corporation) from 1998 to 2002 and retired as Chairman in 2003. Before IKON, Mr. Forese served as Controller and Vice President of Finance at IBM Corporation and Chairman at IBM Credit Corporation. Mr. Forese was a director and Chairman of the audit committee and a member of the compensation committee and environmental, health & safety committee of Progressive Waste Solutions, and non-executive chairman from January 2010 until its merger with Waste Connections, Inc. in January 2017, and serves on the board of directors of several private companies. Mr. Forese also served as a director, audit committee chair and member of the compensation committee of Anheuser-Busch Companies Inc. from April 2003 until November 2008 and was on the board of directors of SFN Group (formerly Spherion Corporation) from 2003 until its acquisition by Randstad North America in September 2011, and was its non-executive chairman and chairman of the corporate governance and nominating committee. Mr. Forese was also formerly a director of Lexmark International, NUI Corporation, Southeast Bank Corporation, Unisource Worldwide, Inc. and American Management Systems, Incorporated. Mr. Forese received a B.E.E. in Electrical Engineering from Rensselaer Polytechnic Institute and an M.B.A. from Massachusetts Institute of Technology.

The Board believes Mr. Forese, as a result of his vast experience and demonstrated success as an executive, possesses knowledge and experience in various areas, including business leadership, banking, finance, technology, and public and private company board experience, which strengthens the Board’s overall knowledge, capabilities and experience. In addition, Mr. Forese’s experience with audit committees and his financial and executive positions at HCI Equity Partners and IBM provides the Board with an audit committee financial expert which further strengthens key functions of the Board and Audit Committee, such as oversight of financial reporting and internal controls.

Mistras Group, Inc.	20	2024 Proxy Statement

Richard H. Glanton	Age: 77 | Director since: 2009
Richard Glanton is the Founder and has served as Chairman, and Chief Executive Officer of Electedface Inc., a website that connects voters to the elected and appointed officials who represent them in political districts where they serve. Mr. Glanton also established Glanton & Associates, LLC in June 2023, which provides legal services to corporate clients, specializing in financing energy infrastructure. From May 2003 to May 2007, Mr. Glanton served as Senior Vice President of Corporate Development for Exelon Corporation and from 1986 to 2003, he was a partner in the law firm of Reed Smith LLP in Philadelphia. Mr. Glanton previously served on the board of directors of Aqua America, Inc. from 1995 until 2018 and the board of directors of The GEO Group from 1998 until 2022. Mr. Glanton has more than 25 years of legal experience in law firms, over a decade of executive experience and has over 20 years of continuous experience serving on boards of publicly traded companies. Mr. Glanton received a B.A. in English from West Georgia College and a J.D. from University of Virginia School of Law.

The Board believes Mr. Glanton’s experience and knowledge in acquisitions, the power utility industry, legal and general business matters, his extensive experience as a director of publicly traded companies and his demonstrated leadership roles in other business activities are important qualifications, skills and experience that benefits the Board. His extensive corporate finance and legal knowledge also contribute to the Board's collective knowledge, capabilities and experience.

Michelle J. Lohmeier	Age: 61 | Director since: 2019
Ms. Lohmeier operates her own consulting firm since her retirement in April of 2021 as a strategic advisor to the Chief Executive Officer of Spirit AeroSystems. She served in this role upon her retirement in 2019 from her position as Senior Vice President and General Manager of Airbus Programs at Spirit AeroSystems, a position she held since June 2015. Prior to joining Spirit AeroSystems, Ms. Lohmeier held many senior positions during her years at Raytheon Company, her last position being Vice President of the Land Warfare Systems product line at Raytheon Missile Systems. In that position, Ms. Lohmeier had responsibility for the development and production of all Army and U.S. Marine Corps missile programs. Previously, Ms. Lohmeier was the program director at Raytheon for the design, development and production implementation of the Standard Missile-6 weapon system for the U.S. Navy. Ms. Lohmeier also served as the production chief engineer for the AMRAAM Program. In addition, Ms. Lohmeier directed Software Engineering at Raytheon, where she was responsible for software development, software quality and configuration management for all Missile Systems programs. She began her career with Hughes Aircraft Company as a system test engineer. Ms. Lohmeier is a director of Kamen Corporation, where she serves on the Audit Committee and the Finance Committee, and Nammo Defense Systems, Inc. In 2023, Ms. Lohmeier became a Director for Smith and Wesson, where she serves on the Compensation Committee and the ESG Committee. Ms. Lohmeier earned a bachelor’s degree and a master’s degree in systems engineering from the University of Arizona.

The Board believes that Ms. Lohmeier’s extensive knowledge and experience in the aerospace industry, business acumen and the leadership and executive skills she has demonstrated by serving in senior positions with Spirit AeroSystems and Raytheon along with her public and private company board experience provide an operational perspective that is valuable to the Board and the Company. In addition, Ms. Lohmeier’s extensive aerospace industry knowledge provides the Board with important insight into one of the Company’s strategic growth areas. Ms. Lohmeier’s experience as an operational leader involved in technology development and strategic initiatives also provides a valuable perspective for the Board.

Mistras Group, Inc.	21	2024 Proxy Statement

Charles P. Pizzi	Age: 73 | Director since: 2021
Charles Pizzi served as the President and Chief Executive Officer, as well as a director, of Tasty Baking Company from October 2002 until the company’s sale in May 2011. Mr. Pizzi served as President and Chief Executive officer of the Greater Philadelphia Chamber of Commerce from 1989 until October 4, 2002. Mr. Pizzi is a director of Pennsylvania Real Estate Investment Trust (serving as Lead Director and Chair, Nominating and Governance), has been a Trustee of Brandywine Realty Trust since 1996 (currently chair of the Corporate Governance Committee and a member of the Compensation Committee and Executive Committee), a member of the Advisory Board (Philadelphia) of PNC, and serves on a variety of civic, educational, charitable and other boards, including the boards of Drexel University (Trustee Emeritus), WHYY, Franklin Square Energy Fund (serving on the Audit and Nominating and Governance Committees) and Independence Health Group (serving as Chairman). Mr. Pizzi served on the Board of Directors of the Federal Reserve Bank of Philadelphia from 2006 through 2011, including as Chairman from 2010 through 2011. Mr. Pizzi received his bachelor’s degree from La Salle University and a master’s degree from University of Pennsylvania.

The Board believes Mr. Pizzi’s knowledge and experience in finance; financial reporting, accounting and controls; capital markets; risk management; extensive financial and risk oversight experience; and public policies adds to the skills and knowledge of the Board. In addition, Mr. Pizzi’s executive leadership and experience as a CEO will assist the Board when making decisions and overseeing the Company’s strategy.

Manuel N. Stamatakis	Age: 76 | Director since: 2002
Manuel Stamatakis is the Chairman of the Board and the Interim President and Chief Executive Officer of the Company, having held those positions since October 9, 2023. Prior to those appointments, Mr. Stamatakis was our lead director since 2010 and was on all our Board committees since we went public (or upon formation in the case of the Environmental, Social and Safety Committee), and was the Chair of the Corporate Governance Committee from 2009 until October 2023. Mr. Stamatakis is also an Officer of Capital Management Enterprises, Inc., a financial services and employee benefits consulting company headquartered in Pennsylvania, which he sold in 2020. Mr. Stamatakis was also a founding member of First Financial Resources, a national financial services organization with over 120 offices nationwide. Over the years, Mr. Stamatakis has served on the boards of numerous not-for-profit, charitable and for-profit organizations, and currently serves, among others, as Chairman of the Board of Visit Philadelphia, where he is also a member of the audit and finance committees; Chairman of Philadelphia Shipyard Development Corporation; and Chairman of the Pennsylvania Supreme Court Investment Advisory Board. Mr. Stamatakis received a B.S. in Industrial Engineering from Pennsylvania State University and received an honorary Doctorate of Business Administration from Drexel University

The Board believes that the vast skills, leadership, business experience and success Mr. Stamatakis has demonstrated as a founder and leader of a successful services business provides the Board with important skills, knowledge and experience, particularly those gained from starting and leading a business. Mr. Stamatakis also provides the Board with knowledge of employee benefits and related matters and with strategic and leadership skills as a founder, President and CEO of a business enterprise and as a board member of numerous not-for-profit and for-profit organizations, some of which are very significant in size and scope.

Mistras Group, Inc.	22	2024 Proxy Statement

Sotirios J. Vahaviolos	Age: 77 | Director since: 1978
Sotirios Vahaviolos has been the Chairman since he founded Mistras in 1978 under the name Physical Acoustics Corp., and served as Chief Executive Officer through August 9, 2017 and President through May 31, 2016. Prior to founding Mistras, Dr. Vahaviolos was a scientist and manager at AT&T Bell Laboratories. Dr. Vahaviolos received a B.S. in Electrical Engineering and graduated first in his engineering class from Fairleigh Dickinson University and received a Master of Science (EE), Masters in Philosophy and a Ph.D. (EE) from Columbia University School of Engineering. During Dr. Vahaviolos’ career in non-destructive testing, he has been elected Fellow of (1) The Institute of Electrical and Electronics Engineers, (2) The American Society of Nondestructive Testing, and (3) The Acoustic Emission Working Group (AEWG). Dr. Vahaviolos is also a member of The American Society for Nondestructive Testing (ASNT),
where he served as its President from 1992-1993 and its Chairman from 1993-1994, a member of AEWG and an honorary life board member of the International Committee for Nondestructive Testing. Additionally, he was the recipient of ASNT’s Gold Medal in 2001 and AEWG’s Gold Medal in 2005. He was also one of the six founders of NDT Academia International in 2008.

Dr. Vahaviolos brings to the Board his detailed knowledge and unique perspective and insights regarding the strategic and operational opportunities and challenges, economic and industry trends, and competitive and financial positioning of our business. In addition, his significant experience as the company’s founder, Chairman and CEO, his leadership of our Company for almost four decades during various economic cycles and his role in establishing the Company 45 years ago positions him well to serve as our Executive Chairman.

Vote Required and Recommendation of the Board. The seven nominees receiving the greatest number of votes cast for their election as directors will be elected. The Board intends to vote all proxies for the election of each of these nominees unless you indicate otherwise on your proxy card or pursuant to your voting instructions.
The Board unanimously recommends a vote FOR the election of each of the above-named nominees as directors.
Mistras Group, Inc.	23	2024 Proxy Statement

ITEM 2:
Ratification of Appointment of
Independent Registered Public
Accounting Firm

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2024. Shareholder ratification of the appointment is not required under the laws of the State of Delaware or NYSE rules, but the Board has decided to ascertain the position of shareholders on the appointment. The Audit Committee will reconsider the appointment of PwC if shareholders do not ratify the appointment. Even if the appointment is ratified, the Audit Committee will still have the discretion to appoint a different independent registered public accounting firm if the committee determines that such a change would be in our and our shareholders’ best interests.
A representative of PwC is expected to attend the 2024 Annual Meeting online and will have the opportunity to make a statement if the PwC representative desires to do so and to respond to appropriate questions presented at the meeting.
On March 29, 2023, we dismissed KPMG LLP (“KPMG”) as our prior independent registered accounting firm for the year ended December 31, 2022 and appointed PwC in its place. The Audit Committee approved the decision to change our independent registered public accounting firm from KPMG to PwC.
The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, the audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2022 and 2021 and through March 29, 2023, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with their report on the consolidated financial statements of the Company for each of the two years.
No “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the years
December 31, 2022 and 2021 and the subsequent period through March 29, 2023.
During the years ended December 31, 2023 and the subsequent period preceding the appointment of PwC, neither we nor anyone on our behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; and as such, neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions to this Item) or a “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).
Mistras Group, Inc.	24	2024 Proxy Statement

Vote Required and Recommendation of the Board. The ratification of the appointment of the independent registered public accounting firm will be approved if a majority of the shares of common stock present or represented by proxy at the 2024 Annual Meeting entitled to vote on this item vote FOR this item. The Board intends to vote all proxies for the ratification of PwC, unless you indicate otherwise on your proxy card or pursuant to your voting instructions.
The Board unanimously recommends a vote FOR the ratification of the appointment of PwC as our independent registered public accounting firm for 2024.
AUDIT COMMITTEE REPORT
The Audit Committee reports to and acts on behalf of the Board of Directors of Mistras Group, Inc. (the “Company”) by providing oversight of the financial reporting process, accounting policies and procedures and the system of internal controls of the Company. The Company’s management is responsible for preparing the Company’s consolidated financial statements and designing and monitoring a system of internal controls. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent, integrated audit of the Company’s consolidated financial statements and internal control over financial reporting and expressing its opinion on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting, based upon its audit. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and PwC.
In this context, the Audit Committee has met and held discussions with management, the Company’s internal auditors and PwC. These meetings also included private sessions with the internal auditors, PwC, the Chief Executive Officer, the Chief Financial Officer, and other members of management at Audit Committee meetings and such other times as the Audit Committee deemed appropriate. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2023, were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with management, the Company’s internal auditors and PwC. The Audit Committee also discussed with the Company’s internal auditors and PwC the overall scope and plans for their respective audits, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.
The Audit Committee has discussed with PwC matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 1301 and other generally accepted auditing standards. In addition, PwC provided to the Audit Committee the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee and PwC have discussed PwC’s independence from the Company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the non-audit services provided by PwC and the fees and costs billed and expected to be billed by PwC for those services and concluded that the provision of these services by PwC is compatible with maintaining PwC’s independence.
Based upon these reviews and discussions with management and PwC, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.
James Forese, Chairman
Nicholas DeBenedictis
Charles Pizzi
Mistras Group, Inc.	25	2024 Proxy Statement

FEES OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table sets forth the fees billed by PwC for professional services rendered for the audit of the 2023 financial statements and for the other services listed below, and the fees billed by KPMG for professional services rendered for the audit of the 2022 financial statements and for the other services listed below.

	PwC Fees 2023	KPMG Fees 2022
Audit Fees	$1,850,000	$2,394,965
Audit-Related Fees		—
Tax Fees		—
All Other Fees	4,650	—
Total	$1,854,650	$2,394,965
Audit Fees: Audit fees for all periods consisted of aggregate fees billed for professional services rendered for the integrated audit of our consolidated annual financial statements and internal control over financial reporting and, reviews of interim consolidated financial information.
All Other Fees: For license for use of a PwC disclosure checklist.
The Audit Committee’s charter provides for review and pre-approval by the Audit Committee of all audit services and permissible non-audit services, and related fees, conducted by our independent auditor. All the fees and services described above were approved by the Audit Committee and the Audit Committee concluded that the provision of such services by PwC did not impact PwC’s independence in the conduct of its auditing function.
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ITEM 3
Approval of the Mistras Group, Inc. Amended and Restated 2016 Long-Term Incentive Plan, Including the Number of Shares Authorized to be Issued.

Overview
We are asking our shareholders to approve an amendment and restatement of the Mistras Group, Inc. 2016 Long-Term Incentive Plan (the “Plan”). The proposed amendment and restatement of the Plan (the “Amended Plan”) includes the following material changes: (i) increase the number of shares of our common stock that may be issued by 1,300,000 shares, to a total of 6,200,000 shares, (ii) remove individual award limits and otherwise reflect changes to Section 162(m) of the Internal Revenue Code (the “Code”), (iii) allow the administrator to accelerate award vesting in its discretion, (iv) extend the expiration date of the Plan, (v) allow the recycling of award shares withheld to satisfied tax withholding obligations (other than shares subject to stock option or stock appreciation right awards), (vi) accelerate the vesting of non-employee director awards in the event of a change in control, and (vii) vest performance-based awards at the greater of the level determined based on actual performance or the target level, if not assumed or continued by the surviving company in a change in control, or if assumed or continued but the grantee’s service ceases within the following two years due to death, disability or involuntary termination.
Based on 455,305 shares remaining available under the Plan as of March 18, 2024, the increase of 1,300,000 shares would result in 1,755,305 shares becoming available for future issuance under the Plan. The Plan was approved by our shareholders at the 2016 Annual Meeting and amendments to increase the number of shares authorized for issuance under the Amended Plan from 1,700,000 shares to 3,700,000 shares and from 3,700,000 shares to 4,900,000 shares were approved by our shareholders at the 2020 and 2022 Annual Meetings, respectively.
The amendment and restatement will not become effective until shareholder approval is obtained. If shareholders do not approve the amendment and restatement, the Plan will instead remain in effect in accordance with its current terms until October 18, 2026. However, the shares available under the Plan would be quickly depleted and preclude us from using equity as a compensation and retention tool.
This proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at the 2024 Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will not be considered entitled to vote on this item and will therefore not be counted in determining the number of votes necessary for approval of this proposal. Our named executive officers and directors are eligible to receive awards under the Plan and therefore have an interest in this proposal.
The Amended Plan is attached hereto as Exhibit A. To facilitate your review of the changes reflected in the Amended Plan, all differences from the existing Plan are shown in Exhibit A-1.
Purpose of the Proposal
Long term equity-based and other forms of incentive compensation have been and are expected to continue to be necessary and key components of our overall compensation program. The Board believes that our ability to grant equity-based incentive compensation will enable us to meet several objectives that are important to the success and growth of our business, including, for example, fostering an ownership mentality that aligns the interests of our management and other personnel with those of our shareholders, and enabling us to attract, motivate, reward and retain talented individuals whose skills, experience and efforts are essential to the continuing success and development of our business and the enhancement of shareholder value. If the Amended
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Plan is not approved, we will still be able to make equity-based awards under the Plan but, as indicated, the Plan will be of limited utility given the relatively low number of shares that remain available for future awards. Based upon the foregoing, the Board believes strongly that approval of the Amended Plan is in the best interests of the Company and our shareholders.
We are requesting that our shareholders vote in favor of approving the Amended Plan, which will allow us to continue providing equity compensation awards to employees and other key individuals as a competitive compensation practice and to align the interests of our employees and other key individuals with those of our shareholders.
Impact of the Amended Plan Based on Information as of March 18, 2024
The Plan currently authorizes the issuance of up to 4,900,000 shares of our common stock. As of March 18, 2024, 455,305 shares remained available for future awards under the Plan (plus any of the approximately 2 million shares subject to awards outstanding under the Plan as of March 18, 2024 that again become available for future awards under the Plan due to the cancellation, forfeiture, or cash-settlement of those outstanding awards).1
The increase by 1,300,000 shares of the shares available for issuance under the Amended Plan would result in potential overhang or dilution of 11%, determined as follows (based upon information as of the record date of March 18, 2024):

A.	New Shares Requested for the Plan	1,300,000
B.	Shares Available under the Plan	455,305
C.	Awards Outstanding(1)	2,029,000
D.	Total Shares Allocated to Plan (A + B + C)	3,784,305
E.	Shares of Common Stock Outstanding	30,641,064
F.	Total Dilution (D / (D + E))	11.0%
(1)
This amount consists of (a) 1,470,000 shares subject to outstanding RSUs, (b) 309,000 shares subject to outstanding PRSUs (assuming performance at the target level), and (c) 250,000 shares subject to outstanding stock options (granted outside the Plan as an inducement award for the Interim President and CEO).

Our three-year average annual burn rate (calculated as the number of shares granted each fiscal year, including stock options, unrestricted shares, RSUs, and PRSUs delivered to employees and directors, divided by the weighted average common shares outstanding) is approximately 2.75%.
Shareholder approval of the Amended Plan is required by the equity compensation rules of the NYSE, on which our shares are listed, and to enable the issuance of incentive stock options under the Amended Plan, should the Compensation Committee elect to grant such options.
Features Included in the Amended Plan
The Amended Plan includes a number of features that are designed to reflect good corporate governance and compensation practices and otherwise take into account our shareholders’ interests, including:
•
The Amended Plan allows us to grant various forms of equity- and cash-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards, and, in turn, provides us with flexibility to structure appropriate incentives and respond to market-competitive changes in compensation practices.

•	There is no “evergreen” provision for automatically replenishing the authorized pool of shares available for awards under the Amended Plan.
•	Repricing of stock options or stock appreciation rights and cash buyouts of underwater stock options or stock appreciation rights is prohibited without shareholder approval.

[1]
For purposes of this proposal, shares subject to PRSUs outstanding under the Plan and shares available for future awards under the Plan are stated assuming performance at the target level with respect to outstanding PRSUs.

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•	The granting of discounted stock options and stock appreciation rights is prohibited.
•	Except for awards to non-employee directors or awards that are not continued or assumed, the Amended Plan does not provide for “single trigger” vesting of awards upon a change in control.
•
Dividends or dividend equivalents paid with respect to restricted shares or RSUs granted under the Amended Plan will be subject to the same vesting and forfeiture conditions as the shares or RSUs to which they relate.

•	Awards are generally subject to minimum vesting of at least one year (subject to a carve out solely for awards of shares to non-employee directors).
•	Awards made under the Amended Plan are subject to our executive incentive compensation clawback policies and stock ownership guidelines.
Description of the Amended Plan
The following summary describes the principal features of the Amended Plan and is qualified in its entirety by reference to the full terms of the Amended Plan document set forth in Exhibit A.
Eligibility
The Amended Plan enables us to grant equity- and cash-based awards to our and any of our subsidiaries’ present or future non-employee directors, officers, employees, consultants or advisers and to grant “incentive stock options” (within the meaning of Section 422 of the Code) to our and any of our subsidiaries’ employees. We estimate that the total number of eligible persons currently is approximately 4,600, of which all are employees except our 5 non-employee directors. Approximately 400 current employees (including executive officers) hold outstanding equity awards under the Plan.
The types of awards that may be granted under the Amended Plan are described below under the heading “Forms of Awards.”
Shares Issuable Under the Amended Plan
As of March 18, 2024, we had 455,305 shares remaining in the Plan that are available for issuance in respect of future awards. Shareholder approval of the Amended Plan will increase the number of shares of our common stock that may be issued by 1,400,000 shares. As of March 25, 2024, the closing price of our common stock on the NYSE was $9.30.
The Amended Plan provides the following share-counting rules:
•
The total number of shares covered by an award of stock appreciation rights that is settled in shares will be deemed to have been issued (not just the number of shares issued in settlement of the award) and will not be available for issuance under future grants.

•	Shares that are used to satisfy the exercise price of an option are deemed to have been issued under the Amended Plan and are not available for issuance under future grants.
•
The following shares subject to awards under the Amended Plan are deemed not to have been issued and will remain (or again become) available for issuance in respect of new awards under the Amended Plan: (a) shares covered by an option or stock appreciation right that expires, is forfeited or otherwise terminated or canceled for any reason other than exercise, (b) shares covered by restricted stock, restricted stock unit or other stock-based award that is forfeited or otherwise terminated or canceled for any reason, (c) shares covered by an award that is settled in cash or that otherwise terminates without shares being issued, (d) shares covered by an award granted in substitution for an equity-based award of an entity which is acquired by or combined with the Company or any of our subsidiaries and (e) shares withheld in settlement of tax withholding obligations for awards other than options and stock appreciation rights.

Adjustments for Capital Changes
In the event of a split-up, spin-off, stock dividend, recapitalization, consolidation of shares or similar capital change involving the outstanding shares of our common stock, the aggregate number of shares that may be issued under the Amended Plan and the number, class and exercise price of shares covered by outstanding awards will be subject to equitable adjustment in order to avoid undue dilution or enlargement of the benefits available under the Amended Plan and any outstanding awards.
Mistras Group, Inc.	29	2024 Proxy Statement

Plan Administration
Unless otherwise determined by the Board, the Amended Plan will be administered by the Compensation Committee of the Board. Subject to the terms of the Amended Plan, the Compensation Committee, acting in its discretion, may select the persons to whom awards will be made, prescribe the terms and conditions of each award and make amendments thereto, construe, interpret and apply the provisions of the Amended Plan and of any award agreement, and make any determinations and take any other actions as it deems necessary or desirable in order to carry out the terms of the Amended Plan or of any award. The Compensation Committee’s determinations and decisions as to matters relating to the operation and administration of the Amended Plan are final and binding on all persons. To the extent permitted by law, the Compensation Committee may delegate its authorities and responsibilities under the Plan to any person or subcommittee (who may, but need not be, officers or directors of the Company). However, the Compensation Committee may not delegate its authority to take non-ministerial actions with respect to grantees who are subject to Section 16 of the Exchange Act. We will indemnify the members of the Compensation Committee (and others to whom authority is delegated) for claims they may incur in connection with the administration of the Amended Plan, unless attributable to fraud or willful misconduct.
Limitations on Compensation Committee Authority
•
Minimum Vesting. The Amended Plan requires that all equity awards must have a vesting period of at least one year following the grant date, except exclusively for equity-based compensation awards made to our non-employee directors.

•
Re-Pricing Prohibited. In general, the Compensation Committee may not (a) reduce the exercise price or base price under outstanding options or SARs; (b) cancel outstanding options or SARs in exchange for options or SARs with a lower exercise price or base price; or (c) cancel outstanding options or SARs in exchange for cash or other securities at a time when the per share exercise or base price under such options or SARs is higher than fair market value.

Forms of Awards
Awards under the Amended Plan may be in the form of stock options, restricted stock, restricted stock units, stock appreciation rights, other share-based awards and cash-based awards. The following is a description of the types of equity and cash-based awards that may be granted under the Amended Plan:
•
Stock Options. Stock options represent the right to purchase shares of our common stock within a specified period of time for a specified price, subject to vesting, forfeiture and other terms and conditions as may be determined by the administrator of the Amended Plan. The purchase price per share must be at least equal to the fair market value per share on the date the option is granted. Stock options granted under the Amended Plan may have a maximum term of ten years. The Compensation Committee has the flexibility to grant stock options to employees that are intended to qualify as “incentive stock options” (within the meaning of Section 422 of the Code) for up to 1,000,000 shares.

•
Restricted Stock. Restricted stock awards consist of the issuance of shares of our common stock subject to such continuing service and/or performance-based vesting conditions as the Compensation Committee may determine in accordance with the Amended Plan. Dividends on restricted shares will be subject to the same vesting conditions as the shares on which they were paid.

•
Restricted Stock Units. RSUs represent the contingent right to receive shares of our common stock in the future, subject to such continuing service and/or performance-based vesting conditions as the administrator of the Amended Plan may determine. RSUs that vest may be settled in the form of shares of common stock or in cash (based upon the fair market value of our shares on the applicable settlement date). The holder of an RSU shall have no rights as a shareholder with respect to shares covered by the RSU until the award vests and the shares are issued, except that the Compensation Committee may award dividend equivalent rights with respect to shares covered by an unvested RSU award, subject to the same vesting and payment conditions as the RSUs.

•
Stock Appreciation Rights (“SARs”). Stock appreciation rights represent the right to receive any appreciation in the fair market value of the shares of our common stock covered by the award from the date the award is granted to the date the award is exercised. SARs are subject to such vesting and forfeiture conditions as the administrator of the Amended Plan may determine. Upon exercise, a vested SAR may be settled in the form of cash or shares of our common stock in an

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amount or with a value equal to the amount of such appreciation. The exercise price per share must be at least equal to the fair market value per share on the date the SAR is granted. SARs granted under the Amended Plan may have a maximum term of ten years.
•
Other Share-Based Awards; Cash-Based Awards. The administrator of the Amended Plan may grant other forms of awards under the Amended Plan that are denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to, shares of our common stock, including, for example, performance share awards, performance unit awards, stock bonus awards and dividend equivalent awards. Any such other awards will be settled in the form of cash and/or shares of our common stock and will be subject to the provisions of the Amended Plan and any other terms and conditions prescribed by the administrator of the Amended Plan. In addition, the Amended Plan authorizes the administrator of the Amended Plan to grant cash-based awards subject to such terms and conditions as that administrator may prescribe.

Transferability of Awards
In general, awards made under the Amended Plan may not be transferred or assigned, except (a) for certain gratuitous transfers of non-qualified stock options or SARs to family members, (b) upon death, or (c) as may otherwise be permitted by the administrator of the Amended Plan.
Recoupment of Awards
The Amended Plan provides that awards made under the Amended Plan are subject to the Company’s incentive compensation clawback policies as in effect from time to time, including the policy of the Company adopted to comply with the clawback requirements of Section 954 of the Dodd-Frank Act.
Payment of Exercise Price and Tax Withholding
In general, the exercise price under a stock option and the tax withholding obligation resulting from the exercise or settlement of an award may be satisfied in cash and/or in such other ways as the Compensation Committee may permit, including, for example, by the participant’s surrender of previously-owned shares or by our withholding of shares that would otherwise be issued in connection with such exercise or settlement.
Change in Control Provisions
Non-employee director awards will become fully vested upon a “change in control” (as defined in the Amended Plan). Otherwise, upon a change in control, the parties to the change in control transaction can agree that outstanding Amended Plan awards will be assumed by, or converted into economically equivalent awards for securities of, the acquiring or successor company and continued with substantially the same vesting and other terms and conditions as the original award. The Amended Plan also contains a “double trigger” vesting provision pursuant to which vesting of an assumed or converted award will accelerate if the participant’s employment with the acquiring or successor company is involuntarily terminated (e.g., by the successor without “cause” or by the participant for “good reason,” as defined in the Amended Plan) within two years after the date of the change in control. If an outstanding Amended Plan award is not assumed or substituted by the acquiring or successor company, however, the award will be deemed to be fully vested immediately prior to the change in control and will be cancelled in exchange for the transaction value. If the original award is subject to the satisfaction of performance conditions, then such performance conditions shall be deemed to have been satisfied immediately prior to the change in control on the basis of the greater of target and actual performance as of the date of the change in control. No consideration will be payable for the cancellation of an option or stock appreciation right if the transaction value per share is not greater than the exercise or base price per share under the award.
Termination and Amendment
Unless sooner terminated by the Board, the Amended Plan shall expire on March 27, 2034, the tenth anniversary of the date it was approved by our Board. The Board may amend or terminate the Amended Plan at any time, provided, however, that no such action may adversely affect outstanding awards without the holder’s consent. Amendments to the Amended Plan will be subject to shareholder approval if and to the extent required in order to comply with applicable legal or stock exchange requirements. The Amended Plan requires shareholder approval under NYSE requirements.
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New Plan Benefits
Awards under the Amended Plan are discretionary and no awards have yet been made under the Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time and a new plan benefits table is not provided.
Stock Options Previously Granted
As of March 22, 2024, no stock options have been granted under the Plan.
Certain Federal Income Tax Consequences
The following paragraphs summarize the principal federal income tax consequences generally applicable to U.S. taxpayers who receive awards under the Amended Plan and to us. The following summary does not purport to be a complete discussion of the federal income tax issues relating to an award under the Amended Plan and may not be relied upon as tax advice.
Nonstatutory Stock Options. A nonstatutory stock option is an option that does not qualify as an “incentive stock option” under Section 422 of the Code. No taxable income is realized by a participant upon the grant of a nonstatutory stock option. If the option is exercised, the participant will generally realize ordinary income on the exercise date in an amount equal to the excess of the then fair market value of the shares purchased on that date over the exercise price paid for those shares, and we will generally be entitled to a corresponding deduction. The participant’s tax basis for the shares will be equal to the value of the shares on the date the option is exercised, and the participant’s holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.
Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an “incentive stock option” (within the meaning of Section 422 of the Code), although the exercise may have alternative minimum tax consequences to the participant. A participant will realize taxable income (or loss) when shares acquired upon the exercise of an “incentive stock option” are subsequently sold. If the participant sells the shares more than two years after the grant date and more than one year after the exercise date, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the shares before the end of either of those two holding periods, any gain realized on the sale will be taxable as ordinary income to the extent that the value of the shares on the date the option is exercised exceeds the option exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction equal to any ordinary income realized by the participant upon the sale of the shares.
Restricted Stock Awards. In general, a participant who receives shares of restricted stock will not realize taxable income unless and until the shares become vested, at which time the participant will realize ordinary income equal to the then fair market value of the vested shares and we will be entitled to a corresponding deduction. The participant’s tax basis for the shares will be equal to their fair market value on the vesting date and, upon a subsequent sale of the vested shares, the participant will realize long- or short-term capital gain, depending on whether the sale occurs more than one year after the vesting date (when ordinary income was realized). A participant may make an “early income election” within 30 days of the receipt of restricted shares, in which case the participant will realize ordinary income on the date the restricted shares are received equal to the fair market value of the shares on that date (less any amount paid for the shares), and we would be entitled to a corresponding deduction. If the early election is made, no income will be realized by the participant if and when the shares become vested.
Restricted Stock Units. In general, a participant who is granted a RSU award will not realize taxable income unless and until the participant receives shares of our common stock and/or cash in settlement of the RSU award. When an RSU is settled, the participant will recognize ordinary income equal to the fair market value at that time of the shares and/or amount of cash received, and we will have a corresponding deduction.
Stock Appreciation Rights. No taxable income is realized upon the grant of SARs. In general, a participant will realize ordinary income when SARs are exercised, equal to the excess of the value of the shares covered by the exercise on the exercise date over the SAR exercise price, and we will have a corresponding deduction.
Other Equity- or Cash-Based Awards. Similarly, if a participant receives cash and/or shares pursuant to another form of award under the Amended Plan, he or she will generally realize ordinary income equal to the fair market value at that time of the shares and/or the amount of cash received, and we will be entitled to a corresponding deduction.
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Tax Withholding. We have the right to deduct or withhold, or require a participant to remit to us, amounts sufficient to satisfy applicable tax withholding requirements arising in connection with the exercise, vesting, lapse of restrictions or other taxable event pertaining to any awards made under the Amended Plan. The Compensation Committee may, at the time an award is granted or thereafter, require or permit any such withholding requirement to be satisfied, in whole or in part, by delivery or withholding from the award of shares having a fair market value on the date of withholding equal to the applicable withholding amount.
Section 162(m) Limitations. In general, Section 162(m) of the Code imposes a limit on our corporate tax deductions for compensation in excess of $1 million per year to any person who was a covered executive in 2017 or later (subject to transition relief for compensation provided pursuant to a written binding contract which was in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017). The Compensation Committee retains full discretion to grant non-deductible awards under the Amended Plan or materially modify outstanding awards if, in its judgment, it is in our best interest to do so.
Section 409A. Acceleration of income recognition, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Code. The terms of the Amended Plan are intended to enable awards that comply with, or are otherwise exempt from, Section 409A of the Code, but we make no representation or warranty regarding the tax treatment of awards under the Amended Plan.
Shares Authorized for Issuance under Our Equity Compensation Plans
The following table provides information as of December 31, 2023 concerning the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by Security Holders	1,244(2)	—	1,400(3)
Equity Compensation Plans Not Approved by Security Holders	250(4)	5.36	—
Totals	250	5.36	1,400
All security amounts rounded to the nearest thousand.
(1)	RSUs and PRSUs do not have an exercise price and therefore are not included in the calculation of the weighted average.
(2)	Consists of the following awards outstanding under the Plan:
•	1,184 unvested RSUs.
•	60 unvested PRSUs, reflecting 2023 awards at target less an adjustment due to Company performance below target.
(3)	Represents shares of common stock available for future awards under the Plan, reflecting an adjustment to outstanding 2023 PRSUs awards due to Company performance below target.
(4)
Represents shares subject to a stock option issued on October 11, 2023 to Mr. Stamatakis in accordance with the inducement award exception to the stockholder approval requirements of Section 303.08A of NYSE listing rules.

Vote Required and Recommendation of the Board. The Amended Plan will be considered approved if a majority of the shares of common stock present or represented by proxy at the 2024 Annual Meeting entitled to vote on this item vote FOR this item. The Board intends to vote all proxies to approve the Amended Plan, unless you indicate otherwise on your proxy card or pursuant to your voting instructions.
The Board unanimously recommends that you vote FOR the approval of the Amended Plan.
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ITEM 4:
Advisory Vote on Executive Compensation

The Board is asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers as set forth in the Summary Compensation Table and other compensation tables and narratives under the “Executive Compensation” section of this Proxy Statement and as described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
The Compensation Committee of the Board recommends, approves and governs all the compensation policies and actions for all our named executive officers. The section of this Proxy Statement captioned “Compensation Discussion and Analysis” provides an extensive discussion of our executive compensation programs, the role the Compensation Committee plays in overseeing and developing our compensation programs and philosophy, the reasons for our compensation programs and the compensation provided to our named executive officers. We urge you to read the Compensation Discussion and Analysis and Executive Compensation sections of this Proxy Statement so you may better understand our compensation programs on which you are being asked to vote.
Shareholders are being asked to approve the adoption of the following resolution:
“RESOLVED, that the shareholders of Mistras Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2024 annual meeting of shareholders pursuant to rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, narrative disclosures and any other relevant information.”
While the results of the shareholder vote on executive compensation is non-binding, the Compensation Committee and the Board value the opinion of our shareholders and will consider the outcome of the vote when making future compensation decisions.
Vote Required and Recommendation of the Board. The advisory vote on executive compensation will be approved if a majority of the shares of common stock present or represented by proxy at the 2024 Annual Meeting entitled to vote on this item vote FOR this item. The Board intends to vote all proxies to approve executive compensation unless you indicate otherwise on your proxy card or pursuant to your voting instructions.
The Board unanimously recommends that you vote FOR adoption of the resolution approving on an advisory basis the executive compensation of our named executive officers.
Mistras Group, Inc.	34	2024 Proxy Statement

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Proxy Statement for the 2024 Annual Meeting. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2024 Annual Meeting.
Michelle Lohmeier (Chair)
James Forese
Richard Glanton

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Compensation Discussion and Analysis

EXECUTIVE SUMMARY
Our executive compensation programs and policies have been developed to link incentive compensation for executive officers to Company performance and increases in shareholder value with the goal of establishing compensation that is reasonably competitive and fair. For 2023, the Compensation Committee revised the incentive plan targets to emphasize key performance metrics the Compensation Committee believes drive increased shareholder value. The Compensation Committee also implemented stretch goals to incentivize the executive team to reach pre-COVID performance in terms of revenue and Adjusted EBITDA (as described below). In addition, with the termination of President and CEO Dennis Bertolotti, the Compensation Committee developed a compensation package for Manny Stamatakis to serve as our Interim President and CEO and continue his work championing Project Phoenix, the Company’s efforts to improve profitability through rationalizing costs and improving pricing and margins.
OVERVIEW AND PHILOSOPHY
Overall, the goal of our executive compensation program is to achieve strategic business objectives that are aimed at growing our business profitably and aligning the long-term interests of our executives and shareholders. Our executive compensation objectives are to have compensation programs and policies that (1) align our executive team’s performance with our operational and strategic objectives, (2) attract and retain talent that is needed to be successful and achieve our strategic objectives, and (3) pay for outstanding performance.
Our current compensation program for our executive officers includes our “named executive officers,” who are listed in the Summary Compensation Table below. We have two incentive plans, an annual cash incentive or “bonus plan” and an equity incentive plan or “equity plan.” For 2023, the Compensation Committee selected the same metrics, weighting, and targets for both plans – 50% based on Adjusted EBITDA and 25% for each of revenue and free cash flow (as described below). The Compensation Committee concluded that the executive team needs to be focused on these key financial measures in order to improve performance and enhance shareholder approval. The awards for the cash bonus plan pay executive officers currently in cash, while the equity plan offers the opportunity for long-term rewards that will provide incentives for our executive officers to remain with us and enhance the long-term value of the Company for our shareholders. These equity awards help ensure our executive team has an equity stake in the Company and remains aligned with shareholders’ interests.
We review our compensation programs every year to ensure the programs continue to be effective and are aligned with the objectives described above.
ROLE OF COMPENSATION COMMITTEE
The Compensation Committee is responsible for the executive compensation program design and decision-making process, and will consider input, in some cases from executive officers in making its decisions. The Compensation Committee has annually reviewed the performance of the Executive Chairman and the CEO and, together with the other independent directors, establishes the compensation. For 2023, both the Executive Chairman and the President and CEO provided the Compensation Committee with their assessment of the other members of senior management and their recommendations for the compensation of the other executives. For the first nine months of 2023, the Compensation Committee consisted of four directors who meet the independence requirements of the NYSE (Michelle Lohmeier, the Committee Chair, James Forese, Richard Glanton, and Manny Stamatakis). On October 9, 2023, upon accepting the positions of Interim President and CEO, Manny Stamatakis resigned from all Board committees, including the Compensation Committee.
The Compensation Committee has an active role in overseeing the design and implementation of the two incentive programs. The Compensation Committee worked with senior management and its consultant to develop a peer group for purposes of benchmarking compensation and to develop the plans. The Compensation Committee, from time to time, utilizes the services of its
Mistras Group, Inc.	36	2024 Proxy Statement

independent compensation consultant, Pay Governance LLC, to review the compensation programs, assist in the development of the incentive plans and review the peer group. In developing the compensation for Manny Stamatakis in his role as Interim President and CEO, the Compensation Committee consulted with Pay Governance for advice and benchmarking on the compensation package for Manny.
COMPONENTS OF EXECUTIVE COMPENSATION FOR 2023
The principal components of our current executive compensation program are base salary, the bonus plan and equity plan awards. Although each element of compensation, as described below, is considered separately, the Compensation Committee considers the aggregate compensation package for each executive officer in its determination of each individual component of that package. We also provide some benefits, such as car allowances or company vehicles, but these are not a significant portion of our compensation program.
Base salary is a fixed compensation amount paid during the fiscal year. Each named executive officer’s base salary is reviewed annually by the Compensation Committee. The Compensation Committee takes into account benchmarking information regarding our executive officers’ base salary against an industry peer group and broader database when determining adjustments to executive officers’ salaries.
The bonus plan and equity plan for our executive officers are 100% performance-based and are tied to our results as described below. The objective of these plans is to link compensation to our performance. The Compensation Committee believes that our named executive officers should have a meaningful portion of their total compensation opportunity incentive based and linked to increasing shareholder value through the Company’s business strategy of focusing upon growth opportunities and continued improvements in profitability. Reflecting this philosophy, at target levels of awards for the bonus plan and the equity plan for 2023, over 50% of total compensation for all our named executive officers is performance-based.
Under the cash bonus plan, executive officers can earn a percentage of their base salary predicated on our performance against specific metrics. The equity plan provides executive officers with the opportunity to earn RSUs based on our performance against specific metrics. The metrics are given different weightings, and executive officers earn their awards based upon our performance relative to the specific metrics. In addition, each metric has a minimum performance threshold, below which no cash bonus or RSUs can be earned for that metric.
Each executive officer has a target award potential he can earn under each program expressed as a percentage of the executive officer’s base salary. If the performance for a specific metric is at the target level, the executive will receive 100% of his target award related to that metric. Each executive officer can earn between 0% and 200% of his target award, based upon performance against specific metrics.
The following are the 2023 target awards for our named executive officers under each program:

		PERCENTAGE OF BASE SALARY
NAME	POSITION	BONUS PLAN	EQUITY PLAN
Dennis Bertolotti	President and Chief Executive Officer	100%	200%
Edward Prajzner	Sr. Executive Vice President and Chief Financial Officer	100%	125%
Michael Keefe	Executive Vice President, General Counsel and Secretary	50%	80%
Michael Lange	Sr. Executive Vice President	50%	80%
John Smith(a)	Executive Vice President and President of Services	50%	100%
(a)
John Smith’s award is pro-rated based upon his appointment as an executive officer on October 1, 2023. His incentive compensation for the other 9 months is based upon his prior role as a Senior Vice President.

Pursuant to his employment agreement, Chairman and Interim President and CEO Manny Stamatakis did not participate in the Bonus Plan for 2023. Rather, Manny will be compensated under the 2024 bonus plan for the period in 2023 (October 9 to December 31, 2023) and 2024 in which he serves as Interim President and CEO. Manny’s target award for the 2024 bonus plan is 100% of his base salary, prorated for the greater of: (i) six (6) months; and (ii) the actual number of months served as Interim President and CEO (including months served in 2023 and the month in which his employment as Interim President and CEO
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ceases in 2024). In addition, Manny will not participate in the equity plan, as the Compensation Committee elected to grant him an option to purchase 250,000 shares of our common stock on October 11, 2023, vesting on October 12, 2023, with an exercise price of $5.36, the closing price of our stock on the NYSE of the October 11, 2023 grant date. See “Employment Agreement” and the subheading “Stamatakis Employment Agreement” on page 53.
Bonus and Equity Plans
For 2023, the Compensation Committee decided to use the same performance metrics and targets for both the bonus plan and the equity plan, with identical thresholds for minimum performance and the level of achievement required to receive the maximum payout. The performance metrics were as follows:
•
Adjusted EBITDA – 50% weight. Adjusted EBITDA means net income before interest, taxes, depreciation, amortization, non-cash stock-based compensation expense, acquisition related items, and other unusual and/or nonrecurring expenses.

•	Revenue – 25% weight.
•	Free cash flow – 25% weight. Free cash flow means cash flow from operating activities, less cash used for purchases of property, plant and equipment and intangible assets.
The targets for these metrics were based upon the Company’s 2023 internal plan and budget established early in the year, with an increase to drive the executive team to attain stretch goals. The Compensation Committee selected these metrics because the Compensation Committee believed these metrics would incentivize the executive team to focus on key drivers of performance to improve shareholder value and attain pre-COVID performance levels.
A minimum of 95% of the target performance level of a metric must be achieved for an executive officer to receive any award for that metric. At 95% of the target performance level, the executive officer will receive 70% of his target award related to that metric. If performance is between 95% and 100% of the target performance level for a metric, the executive officer would receive a percentage of his target award for that metric based upon a straight-line interpolation between 70% and 100%, with each 1% increase in performance against target above the 95% performance level equating to a 6% increase in percentage of the earned award. If the performance for a specific metric exceeds 100% of the target performance level, the executive officer will receive more than 100% of his target award related to that metric, to a maximum of 200% of his target award if the performance for the metric equals or exceeds 112.5% of the target performance level. If performance is between 100% and 112.5% of target performance level for a metric, the executive officer will receive a percentage of his target award for that metric based upon a straight-line interpolation between 100% and 200%, with each 1% increase in performance against target above the 100% level equating to an 8% increase in percentage of the earned award. The Compensation Committee adopted a tighter range of performance measures to receive a payout than in prior years because the Compensation Committee believed achieving performance below 95% of target was not an acceptable performance level, and the decrease of the range for over target performance provided more incentive to overachieve with a more realistic opportunity to achieve a 200% payout.
The equity plan target awards for each executive officer related to the performance metrics were established in RSUs, based upon a stock price of $8.50 per share. The plan would normally utilize a stock price in March 2023 after we released earnings for the year ended 2022, but the Committee determined that the stock price was too low (in the range of $5.30 to $5.60 per share), due in large part to under achieving in 2022, and that using the lower price would create too much dilution. At the end of the year, an executive earns RSUs based upon our performance against the metrics which is then applied to the executive officer’s target award of RSUs. For example, if an executive officer has a target award of 10,000 RSUs for the three performance-based metrics, and the Company performance results in the executive officer achieving 115% of the target award, that executive officer would be awarded 11,500 RSUs for the equity plan. The RSUs an executive officer receives will vest 25% per year, with the first 25% vesting on the anniversary of the date on which the earned award is deemed final (the date of filing our Form 10-K for the year), and then 25% vesting on each of the second, third and fourth anniversary dates of end of the year for which the RSUs were earned. If an executive officer retires at the age of 65 or older, the executive officer will continue to hold the RSUs post-retirement and the RSUs will continue to vest if the executive officer complies with non-compete and non-solicitation restrictions. If the executive officer violates these restrictions, the RSUs will be forfeited, and he will be required to repay the Company all value realized from post-retirement vesting of any RSUs.
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BENCHMARKING AND THE ROLE OF COMPENSATION CONSULTANT
To assist in the assessment of the appropriateness and competitiveness of our compensation programs, management and the Compensation Committee, with the assistance of Pay Governance, developed a compensation peer group in 2021-22. In deciding the companies to include in the compensation peer group, management and the Compensation Committee focused on companies that are involved in or related to the asset protection, testing, inspection or similar industrial business services, and primarily selected firms that were generally in the range of 50% to 200% of our size with respect to revenues and/or market capitalization. This peer group is evaluated periodically to ensure continued relevance and applicability, which was done in 2023.
The 2023 compensation peer group (which is the same as 2022) consists of the following companies:

Archrock, Inc.	CECO Environmental Corp.
CIRCOR International, Inc.	Columbus McKinnon Corporation
DMC Global Inc.	DXP Enterprises, Inc.
Enerpac Tool Group Corp.	Forum Energy Technologies, Inc.
Helix Energy Solutions Group, Inc.	Matrix Service Company
MYR Group Inc.	Oceaneering International, Inc.
Oil States International, Inc.	The Hackett Group, Inc.
The Compensation Committee utilized its advisor, Pay Governance, in 2023 to advise the Compensation Committee on the following: (1) the terms of incentive plans and the changes in our incentive compensation programs for 2023, which are discussed below, and (2) the compensation for our Interim President and CEO, Manny Stamatakis. Pay Governance was retained directly by the Compensation Committee and any services rendered for us were as directed by the Compensation Committee.
2023 COMPENSATION
The following is a discussion of the decisions made on the various components of executive compensation for 2023 for our named executive officers.
Base Salary
Executive officers are generally reviewed and provided with salary adjustments, if any, after the conclusion of the fiscal period. This enables the Compensation Committee to make decisions after reviewing our financial performance during the just completed fiscal year and to evaluate the executive officers’ performance during that period. Our named executive officers’ annual salaries for 2023 were: (a) $500,000 for Manny Stamatakis; (b) $625,000 for Dennis Bertolotti; (c) $440,000 for Edward Prajzner, which was increased to $500,000 effective October 1, 2023; (d) $450,000 for John Smith effective with his promotion to Executive Vice President on October 1, 2023; (e) $329,400 for Michael Keefe; and (f) $280,000 for Michael Lange.
Bonus Plan and Equity Plan Results
The Company was below the minimum threshold of all three metrics for 2023 under the bonus plan and the equity plan, which had identical metrics and targets. Accordingly, none of our named executive officers earned any incentive compensation under either plan for 2023. Set forth below for the plans are the performance metrics and the weight, target performance and 2023 results for each metric.
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CASH BONUS PLAN AND EQUITY PLAN
METRIC	WEIGHT	TARGET	RESULT
Revenue	25%	$759	$705.5
Adjusted EBITDA*	50%	$80	$66.7
Free Cash Flow*	25%	$38	$3.1
(All dollar amounts in millions)
* Adjusted EBITDA and free cash flow are financial measurements which are not determined in accordance with U.S. generally accepted accounting principles (“GAAP”). Exhibit B contains a reconciliation of these non-GAAP financial measurements to financial measurements determined in accordance with GAAP.
Discretionary Awards
Although the named executive officers failed to earn a performance benefit under either the bonus plan or the equity plan, several individuals performed outstandingly in 2023. The Compensation Committee considered the events of 2023 and concerns about retaining key executives while the Company is going through a critical transformational period. Accordingly, the Compensation Committee decided to grant discretionary awards of cash and RSUs to our named executives as follows.

Executive	Discretionary Cash Bonus	Discretionary RSU Awards (Units)
Manny Stamatakis	$250,000	—
Edward Prajzner	$175,000	17,500
Michael Keefe	$50,000	10,000
Michael Lange	$35,000	4,500
John Smith(1)	$30,000	7.000
(1)
This discretionary portion is for the last three months of the year, when John was an Executive Vice President. John earned a total bonus of $106,175, of which $76,175 was for his role as a Senior Vice President of Operation for the first 9 months of 2023.

The RSUs awarded will vest over 4 years, with 25% vesting on each of the first four anniversary dates of the grant. These awards are not included in the Summary Compensation Table under “Executive Compensation” as these awards are considered 2024 compensation under the rules for executive compensation. The cash bonuses are included in a separate column for 2023 in the Summary Compensation Table.
In making its decision to award Manny Stamatakis a discretionary $250,000 cash bonus, the Compensation Committee considered various factors, including the following:
•	Manny accepted the role of Interim President and CEO at a below market rate for his first 6 months in the position.
•
Manny was and continues to be the driving force behind Project Phoenix, an effort he undertook in late 2022 and throughout 2023 while still serving as a non-employee director. Project Phoenix has yielded significant benefits to the Company due to Manny’s leadership.

•
The Compensation Committee and the Board can already see the tangible impact Manny is having transforming the Company to be a more disciplined, process driven business, focusing on higher margin business while developing strategies to improve the profitability of our more traditional lower margin business.

•	Manny has implemented key leadership changes, including the hiring of a Chief Commercial Officer and Chief Transformation Officer.
The Compensation Committee elected not to provide any equity awards to Manny at this time on account of the inducement stock option to purchase 250,000 shares awarded to Manny in October 2023 when he accepted the position of Interim President and CEO.
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The Compensation Committee awarded Ed Prajzner a cash bonus and equity award due to the following:
•	Ed has been a key leader implementing Project Phoenix and has been a champion of the Project from the beginning.
•
Ed has demonstrated excellent leadership skills while he has been implementing many of the process and policy changes Manny is leading, helping to fill the void created by the termination of the prior CEO.

•	Ed has become an executive the Board and Manny rely upon for his knowledge of the business and the skills he has demonstrated in handling various issues that have arisen over the past year.
•	While handling many projects, implementing many changes and being a valuable change agent, Ed has remained a strong CFO and has developed an excellent finance team.
The Compensation Committee also recognized the critical contributions of Michael Keefe, Mike Lange and John Smith during 2023 to the ongoing transformation of the Company.
OVERALL COMPENSATION FOR 2023 PERFORMANCE
The Compensation Committee reviews cash and RSUs earned by our named executive officers based on performance during a particular year. Due to the SEC disclosure rules for the Summary Compensation Table under “Executive Compensation,” the compensation set forth in that table for a particular year does not necessarily align with the actual compensation related to that year. The equity compensation in the Summary Compensation Table is based upon accounting and SEC rules, which requires that we include 100% of the target award value for the equity plan based on accounting rules, regardless of how much of the award is ultimately earned by the named executive officers. For 2023, our named executive officers received no payouts under our equity plan because the thresholds were not met. On the other hand, as mentioned above, the Compensation Committee awarded our named executive officers, other than Manny Stamatakis, discretionary equity awards for their contributions in 2023, but these will appear next year as 2024 compensation and not as 2023 compensation. The information under Pay Versus Performance below provides information which is intended to disclose amounts actually earned by our named executive officers in a given year.
ROLE OF EXECUTIVE OFFICERS IN SETTING COMPENSATION
In the past, the Compensation Committee did seek input from the Executive Chairman on CEO compensation and the CEO on the compensation of other executive officers. In 2023, the Compensation Committee made compensation decisions with much less input from executive officers. In his new role as Chairman and Interim President and CEO, the Compensation Committee will be seeking input from Manny Stamatakis regarding compensation of the other executive officers of the Company.
With respect to the compensation of Manny Stamatakis in his role as Interim President and CEO, the Compensation Committee received advice from Pay Governance and took into account benchmarking information provided by Pay Governance.
IMPACT OF TAX TREATMENT
The Company and the Compensation Committee consider tax, tax deductibility and accounting treatment of various compensation alternatives, and strive to structure all compensation to be fully tax deductible. However, these are not the driving or most influential factors. The Compensation Committee may approve non-deductible compensation arrangements if it believes they are in our best interests and those of our shareholders, taking into account several factors, including the need to retain quality executive officers.
EMPLOYMENT AGREEMENTS AND SEVERANCE ARRANGEMENTS
We entered into an employment agreement with Manny Stamatakis for his role as Interim President and CEO, to which he was appointed on October 9, 2023. Manny’s employment agreement is described in “Employment Agreements” under the subheading “Stamatakis Employment Agreement” on page 53.
We entered into an employment agreement with John Smith for his position as Executive Vice President and President of Services to which he was appointed as of October 1, 2023. John’s employment agreement is described in “Employment Agreements” under the subheading “Smith Employment Agreement” on page 53.
We had an employment agreement with Mr. Bertolotti for the positions of President and CEO, which provided the basis for his termination payments upon the termination of his employment. We had an employment agreement with Dr. Vahaviolos for the
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position of Executive Chairman, but he retired as Executive Chairman in 2023 and is now on the Board as Chairman Emeritus and is employed by the Company as a strategic advisor to the CEO, with a salary of $100,000 per year. Various terms of Sotirios’ employment agreement will continue, such as confidentiality and other restrictive covenants.
We established a severance plan for our other named executive officers that is explained in “Potential Payments upon Termination of Employment or Change of Control” on page 51.
CHANGES TO EXECUTIVE COMPENSATION FOR 2024
The Compensation Committee, with the concurrence of all the independent directors, elected to continue Manny Stamatakis’ employment for an additional 6 months, effective April 9, 2024 and increase his base salary to $625,000, based upon benchmarking his base salary and taking into account the base salary paid to the prior CEO. The Compensation Committee also approved an increase to Mr. Keefe’s base salary to $360,000, effective April 1, 2024.
For 2024, the incentive compensation programs for our named executives will have several changes, which the Compensation Committee believes will provide incentives for our management team to drive increased profitability and growth, and thus enhance shareholder value. The weighting of the metrics for the cash and equity incentive plans have been changed for 2024 as follows: Adjusted EBITDA is accounting for 60% of the total opportunity, while revenue is accounting for 25% and free cash flow is accounting for 15%. In addition, the minimum thresholds to earn any payout are (a) 97.5% for revenue, which would earn a 70% payout, and (b) 90% for Adjusted EBITDA and, free cash flow, which would earn a 50% payout. If the Company achieves over 100% of the target for a metric, the maximum payout will be 200% of the target payout with respect to (i) revenue if performance is 112.5% or higher of target performance, (ii) Adjusted EBITDA if performance is 120% or higher of target performance, and (iii) free cash flow if performance is 127.5% or higher of target performance. The targets are based on our 2024 budget and plan.
COMPENSATION POLICIES
Stock Ownership Guidelines
The Compensation Committee and Board have established stock ownership guidelines for our executive officers. Our CEO is required to hold shares of our common stock with a value of at least five times his annual base salary and all other executive officers are required to hold shares of our common stock with a value of at least two times their annual base salary. Executive officers will have five years from their appointment to meet the guidelines. Unexercised options and unearned performance shares or performance RSUs are not counted toward meeting the guidelines until earned. If an executive officer is not meeting the minimum ownership guidelines (even if before the date he must meet them), the executive officer is required to hold all shares received from the vesting or exercise of an equity award during the preceding 36 months (other than shares withheld to pay withholding taxes and shares acquired upon the exercise of options which are sold to cover the exercise price) until the guidelines are met. In addition, all executive officers are not allowed to sell shares they acquire upon the vesting of RSUs or the exercise of options (net of shares withheld to pay withholding taxes or sold to pay the exercise price of options) for one year after vesting or exercise. For 2023 all our executive officers were in compliance with the stock ownership guidelines.
Claw-Back Policy
We have established an incentive compensation recoupment policy in accordance with the NYSE requirements adopted in 2023. The policy requires that we recoup both cash and equity incentive compensation from executive officers if there is an accounting restatement of our financial statements in a three year period due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement (i) to correct an error in previously issued financial statements that is material to the previously issued financial statements, or (ii) that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
The Compensation Committee will recalculate the incentive compensation for the period or periods related to the restated financial statements to determine what the executive officers should have received, based upon the restated financial statements. If the incentive compensation the executive officers received is greater than the recalculated amount of incentive compensation as determined by the Compensation Committee, then the Compensation Committee will seek to recoup such excess incentive compensation. The Compensation Committee will determine the manner and timing by which we will seek recovery, including the cancellation of equity awards and setoff against current or future compensation, to the extent permitted by law.
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Hedging Prohibitions
Our Insider Trading Compliance Policy prohibits all our directors, officers and employees (and those of our subsidiaries) from (i) trading in options of any kind or other derivatives related to our securities, (ii) selling our securities short, (iii) purchasing our securities on margin, or (iv) entering into any other transaction or buying any financial instrument that directly or indirectly hedges or offsets any decrease in the value of Mistras common stock (or is designed to do so).
Continuing Review of Compensation Practices
We will continue to review our compensation practices and programs and will consider changes as the Compensation Committee deems appropriate to meet our compensation goals. Changes for the incentive compensation programs are discussed above.
Risk Assessment of Compensation Practices and Programs
Our Compensation Committee and senior management assessed whether our compensation practices and programs for our executive officers and other employees pose any material risk to us and determined that our compensation practices and programs are not reasonably likely to have a material adverse effect on us.
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Executive Compensation

SUMMARY COMPENSATION TABLE
The following table provides information regarding the compensation in 2023 of each person who served as our Chief Executive Officer, our Chief Financial Officer, and each of the next three most highly compensated executive officers. We refer to these individuals as our “named executive officers.”

NAME AND PRINCIPAL POSITION	FISCAL PERIOD	SALARY ($)(1)	Bonus ($)(2)	STOCK AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL ($)
Manuel Stamatakis Chairman and Interim President and Chief Executive Officer (October 9, 2023 to December 31, 2023)	2023	241,269	250,000	868,999	—	2,644	1,362,912
Dennis Bertolotti Former President and Chief Executive Officer (through October 9, 2023)	2023	600,962		1,250,002	—	1,998,158	3,849,121
	2022	624,038		1,250,000	161,458	26,737	2,062,233
	2021	544,229		1,243,571	716,928	22,733	2,527,461
Edward J. Prajzner Sr. Executive Vice President and Chief Financial Officer	2023	450,769	175,000	634,301	—	22,787	1,282,857
	2022	399,375		400,000	82,667	19,812	901,854
	2021	356,728		385,458	343,658	16,619	1,102,463
Michael C. Keefe Executive Vice President, General Counsel and Secretary	2023	325,187	50,000	250,980	—	29,146	655,313
	2022	313,726		251,040	40,533	30,217	635,516
	2021	309,011		293,647	195,628	20,560	818,846
Michael J. Lange Sr. Executive Vice President	2023	280,007	35,000	224,000	—	35,121	574,128
	2022	280,000		224,000	36,167	27,796	567,963
	2021	280,000		391,784	226,923	26,701	925,408
John Smith Executive Vice President and President of Services	2023	397,498	30,000	260,375	76,175	10,788	774,836
(1)	Mr. Stamatakis’ salary includes $135,500 fees Mr. Stamatakis received for serving as a non-employee director through October 8, 2023.
(2)	This column represents cash payments of discretionary bonuses awarded and paid after the conclusion of the year but are based upon the named executive officer’s performance during the year.
(3)
This column represents the value of RSUs, PSUs or performance-based RSUs, and stock options based upon their grant date fair value for stock compensation computed in accordance with FASB ASC Topic 718, as described in Note 13 to the audited financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2023. For Mr. Stamatakis, this includes stock awards valued at $109,999 for serving as a non-employee director through October 8, 2023.

(4)
The amounts in this column represent the cash payments under the annual incentive program made to each named executive officer after the conclusion of the fiscal period, based upon the Company’s performance against financial metrics during the fiscal period. For Mr. Smith, this amount represents his payment under a different compensation plan under which he was compensated for his role for the first 9 months of 2023.

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(5)
For All Other Compensation, no named executive officer other than Mr. Bertolotti, received any perquisite or personal benefit which individually exceeded $25,000 and consisted of vehicle allowance or usage, group life insurance and Company matching of 401(k) plan contributions. For Mr. Bertolotti, all other consisted of (a) severance of $1,961,946 consisting of $1,875,000 for 1-1/2 years of salary and bonus plus various other benefits, and (b) $36,212 consisting of group life, use of company vehicle and company matching of 401(K) plan contributions.

Note on this table: The amounts in this table in the column “Stock Awards,” do not reflect the value of equity awards actually earned, due to the SEC rules for this column and accounting rules. See “Overall Compensation for 2023 Performance” on page 41 and Pay Versus Performance on page 48.
GRANTS OF PLAN-BASED AWARDS IN 2023
The following table provides information regarding grants of non-equity incentive awards for our named executive officers, as approved in 2023.
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
Dennis Bertolotti	(1)	$437,500	$625,000	$1,250,000
Edward Prajzner	(1)	$350,000	$500,000	$1,000,000
Michael Keefe	(1)	$115,290	$164,700	$329,400
Michael Lange	(1)	$98,000	$140,000	$280,000
John Smith	(2)	$39,375	$56,250	$112,500
(1)
Amounts are potential payouts under the Company’s cash bonus plan for named executive officers for 2023, which are based on Company performance. The threshold assumes minimum performance, which pays at 70% of target award; maximum assumes performance at or above the levels needed for maximum payout, which pays out at 200% of target award level. No amounts are paid if performance is below the minimum performance level. The actual awards earned for 2023 are included under the Non-Equity Incentive Plan Compensation in the Summary Compensation Table for 2023.

(2)
Mr. Smith was under a different plan for the first 9 months of 2023 because of his prior role as Senior Vice President, Operations. These amounts are the pro rata portion of his potential payouts under the executive plan for his 3 months in the role of Executive Vice President and President of Services.

The following table provides information regarding the estimated future payouts of equity awards to our named executive officers granted in 2023.
		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS
NAME	GRANT DATE	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Dennis Bertolotti	(1)	102,941	147,059	294,118
Edward Prajzner	(1)	45,294	64,706	129,412
Michael Keefe	(1)	20,669	29,527	59,054
Michael Lange	(1)	18,447	26,353	52,706
John Smith	(2)	13,578	19,397	38,794
(1)
Amounts are potential payouts of RSUs under the Company’s equity plan for named executive officers, which is 100% performance based. The threshold assumes minimum performance, which pays at 70% of target award and maximum assumes performance at or above the levels needed for maximum payout, which pays out at 200% of target award. No amounts are paid if performance is below the minimum performance level. The actual awards earned for 2023 are included under the Non-Equity Incentive Plan Compensation in the Summary Compensation Table for 2023.

(2)
Mr. Smith was under a different plan for the first 9 months of 2023 because of his prior role as Senior Vice President, Operations. These amounts are the pro rata portion of his potential payouts under the executive plan for his 3 months in the role of Executive Vice President and President of Services.

Any performance-based RSUs a named executive officer earns will vest 25% per year, the first 25% vesting on the anniversary of the date on which the earned award is deemed final (the date of filing our Form 10-K for the year), and then 25% vesting on each of the second, third and fourth anniversary dates of end of the year for which the RSUs were earned.
Mistras Group, Inc.	45	2024 Proxy Statement

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2023
The following tables provide information regarding equity awards granted to our named executive officers that were outstanding as of December 31, 2023:
	STOCK AWARDS
NAME	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(1)(3)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(2)(3)
E. Prajzner	56,471	413,368	64,706	473,648
M. Keefe	31,334	229,365	29,527	216,138
M. Lange	41,598	304,497	26,353	192,904
J. Smith	64,057	468,897	19,397	141,986
(1)	These columns represent unvested RSUs which have only time-based vesting restrictions remaining.
(2)	These columns represent performance based RSUs granted for 2023, at the target award level.
(3)	The market value is the number of shares or units multiplied by $7.32, the closing price of our common stock on December 29, 2023.
	OPTION AWARDS
NAME	Number Of Shares Or Units Of Stock That Have Not Vested (#)(1) Exercisable	Number Of Shares Or Units Of Stock That Have Not Vested (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
M. Stamatakis	250,000	—	5.36	10/10/2033
OPTION EXERCISES AND STOCK VESTED IN 2023
	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Dennis Bertolotti(1)	301,421	2,019,236
Edward Prajzner	27,319	163,587
Michael Keefe	20,660	121,431
Michael Lange	27,373	155,601
John Smith	18,009	106,442
(1)	Includes 253,537 RSUs valued at $1,741,799 at vesting upon the effective date of Mr. Bertolotti’s separation agreement.
The value realized for stock awards is the number of shares vesting on a particular day multiplied by the closing price of our common stock that day, or the immediately preceding trading day if shares vest on a day that is not a trading day. There were no options exercised in 2023.
PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION
We do not currently provide our named executive officers with pension benefits or nonqualified deferred compensation.
Mistras Group, Inc.	46	2024 Proxy Statement

PAY RATIO OF CEO
We prepared a determination of the median total compensation of all employees for 2023 to determine the ratio of the total 2023 compensation of the median employee to the total 2023 compensation of our CEO. The date we used to identify the median employee was December 31, 2023. We used employees from all countries worldwide for determining the median employee, except for Belgium, Brazil, Greece and India which were excluded under the de minimis exemption.
The following table illustrates the approximate number of employees we had as of December 31, 2023 in the U.S., in countries outside the U.S. and in each of the countries we excluded under the de minimis exemption.

Jurisdiction	Number of Employees as of 12/31/2023
Total U.S. Employees	3,030
Total Non-U.S. Employees	1,565
Total Worldwide Employees used for de minimis exemption calculation	4,595
Excluded Jurisdictions
Belgium	25
Brazil	150
Greece	30
India	15
Total Excluded Employees	220
Percentage of Worldwide Employees excluded under de minimis exemption	4.8%
To identify the median employee, we used the payroll records for determining the total pay in 2023 for all employees in all jurisdictions, except for the four excluded countries listed above. We annualized the pay for employees hired during the year. For each jurisdiction using a currency other than U.S. dollars, we used the same exchange rates used during 2023 to prepare our consolidated results of operations. We did not use any cost of living or other adjustments.
We had two CEO’s during 2023. We decided to use the compensation of Mr. Stamatakis, as he was our CEO on December 31, 2023, the day for selecting all other employees used for determining the median annual total compensation. As Mr. Stamatakis did not work the entire year, we annualized his total compensation for serving as CEO in 2023, using the number of days he served as our CEO (October 9, 2023 to December 31, 2023), other than his stock option award. We did not annualize the stock option award as this was a one-time award granted to induce Mr. Stamatakis to accept the role of Interim President and CEO.
(a) Median of the annual total compensation of all our employees, other than the CEO:	$70,560
(b) Annual total compensation of our CEO:	$2,464,378
(c) Ratio of (a) above to (b) above:	1 to 34.9
Mistras Group, Inc.	47	2024 Proxy Statement

Pay versus Performance
Pay Versus Performance - PEO
					Value of initial fixed $100 investment based on
Year	Summary compensation table total for PEO (Bertolotti)	Summary compensation table total for PEO (Stamatakis)	Compensation actually paid to PEO (Bertolotti)	Compensation actually paid to PEO (Stamatakis)	Total shareholder return	Peer group total shareholder return	Net income (thousands)	Adjusted EBITDA (thousands)
2023	$3,849,121	$1,362,912	$3,132,350	$1,362,912	$51.28	$127.82	($17,643)	$65,800
2022	$2,062,234		$532,393		$34.54	$91.54	$6,499	$58,150
2021	$2,527,461		$2,347,163		$52.07	$82.91	$3,893	$62,976
2020	$1,564,647		$533,811		$54.38	$76.78	($99,461)	$52,681

Pay Versus Performance – Non-PEO Named Executive Officers
			Value of initial fixed $100 investment based on
Year	Average summary compensation table total for non-PEO named executive officers*	Average compensation actually paid to non-PEO named executive officers*	Total shareholder return	Peer group total shareholder return	Net income (thousands)	Adjusted EBITDA (thousands)
2023	$821,784	$790,269	$51.28	$127.82	($17,643)	$65,800
2022	$748,334	$473,252	$34.54	$91.54	$6,499	$58,150
2021	$1,006,564	$973,205	$52.07	$82.91	$3,893	$62,976
2020	$640,978	$410,477	$54.38	$76.78	($99,461)	$52,681
*	The non-PEO named executive officers for each year were:

2023	2022	2021	2020
E. Prajzner	E. Prajzner	E. Prajzner	E. Prajzner
M. Keefe	M. Keefe	M. Keefe	M. Lange
M. Lange	M. Lange	M. Lange	S. Vahaviolos
J. Smith	S. Vahaviolos	S. Vahaviolos	J. Wolk
	J. Wolk	J. Wolk
Mistras Group, Inc.	48	2024 Proxy Statement

Reconciliation of summary compensation table pay to compensation actually paid:

	PEO (Bertolotti)				PEO (Stamatakis)
	2023	2022	2021	2020	2023
Summary compensation table total	$3,849,121	$2,062,234	$2,527,461	$1,564,647	$1,362,912
Less Stock awards in summary compensation table	($1,250,002)	($1,250,000)	($1,243,571)	($806,335)	($868,999)
Plus the fair value as of the end of the year of all awards granted during the year that are outstanding and unvested as of the end of the fiscal year	—	$188,168	$1,139,405	$984,224	—
Plus the increase or minus the decrease in fair value as of the end of the year from the fair value as of end of the prior year of any awards granted in any prior year that are outstanding and unvested as of the end of the year	—	($70,777)	($9,976)	($200,254)	—
Plus, awards that are granted and vest during the year, the fair value as of the vesting date	—	—	—	—	$868,999
Plus the increase or minus the decrease in the fair value as of the vesting date from fair value as of the end of the prior year of any awards granted in any prior year which vested as of the end of or during the year	$533,231	($397,233)	($66,156)	($1,008,471)	—
Compensation actually paid	$3,132,350	532,393	$2,347,163	$533,811	$1,362,912

Non-PEO named executive officers
	2023	2022	2021	2020
Summary compensation table total	$821,784	$748,334	$1,006,564	$640,978
Less Stock awards in summary compensation table	($342,414)	($248,033)	($338,863)	($124,133)
Plus the fair value as of the end of the year of all awards granted during the year that are outstanding and unvested as of the end of the fiscal year	$86,925	$42,758	$310,503	$60,210
Plus the increase or minus the decrease in fair value as of the end of the year from the fair value as of end of the prior year of any awards granted in any prior year that are outstanding and unvested as of the end of the year	$87,209	($28,845)	($2,738)	($120,116)
Plus, awards that are granted and vest during the year, the fair value as of the vesting date	—	—	—	—
Plus the increase or minus the decrease in the fair value as of the vesting date from fair value as of the end of the prior year of any awards granted in any prior year which vested as of the end of or during the year	$136,766	($40,962)	($2,261)	($46,462)
Compensation actually paid	$790,269	$473,252	$973,205	$410,477
Key Financial Measures related to Pay versus Performance
The following are the key financial performance measures which represent the most important financial performance measures used by the Compensation Committee to link compensation actually paid to the named executive officers for the most recently completed fiscal year, to company performance.
Adjusted EBITDA
Free Cash Flow
Revenue
Mistras Group, Inc.	49	2024 Proxy Statement

Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures and are defined on page 38 of the Compensation Discussion and Analysis section of this proxy statement. Exhibit B contains a table reconciling these non-GAAP financial measurements to the most comparable financial measure under GAAP for 2023.
Peer Group
The following are the peer groups each year for determining peer group total shareholder return.
2023 and 2022	2021 and 2020
Archrock, Inc.	Aegion Corporation
CECO Environmental Corp.	Archrock, Inc.
CIRCOR International, Inc.	CECO Environmental Corp.
Columbus McKinnon Corporation	CIRCOR International, Inc.
DMC Global Inc.	Columbus McKinnon Corporation
DXP Enterprises, Inc.	DMC Global Inc.
Enerpac Tool Group Corp.	DXP Enterprises, Inc.
Forum Energy Technologies, Inc.	Enerpac Tool Group Corp.
Helix Energy Solutions Group, Inc.	Forum Energy Technologies, Inc.
Matrix Service Company	Helix Energy Solutions Group, Inc.
MYR Group Inc.	Matrix Service Company
Oceaneering International, Inc.	MYR Group Inc.
Oil States International, Inc.	Oceaneering International, Inc.
The Hackett Group, Inc.	Oil States International, Inc.
SEACOR Holdings Inc.
Team, Inc.
The Hackett Group, Inc.
The following graph illustrates the relationship between (A) the compensation actually paid to our PEO and the average compensation actually paid to the named executive officers other than the PEO; and (B) the cumulative total shareholder return of our stock and the cumulative shareholder return of the peer group, over the last four completed years:

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Mistras Group, Inc. TSR and Peer Group TSR
Compensation Actually Paid ($ in Thousands)
Company and Peer Group TSR (12/31/2019 Indexed to $100)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$140
$120
$100
$80
$60
$40
$20
$0
2020
2021
2022
2023
77
83
92
128
54
52
35
51
410
534
973
2,347
473
532
1,363
790
3,132
PEO actual comp - Stamatakis
Non-PEO NEO average comp
PEO actual comp - Bertolotti
Peer Group TSR
Company TSR

Mistras Group, Inc.	50	2024 Proxy Statement

The following graph illustrates the relationship between (A) the compensation actually paid to our PEO and the average compensation actually paid to the named executive officers other than the PEO; and (B) our net income over the last four completed years:

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Mistras Group, Inc. Net Income
Compensation Actually Paid ($ in Thousands)
Net Income ($ In Thousands)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$20,000
$0
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
($120,000)
2020
2021
2022
2023
(99,461)
534
410
3,893
2,347
973
6,499
532
473
3,132
(17,643)
1,363
790
PEO actual comp - Stamatakis
PEO actual comp - Bertolotti
Non-PEO NEO average comp
Net Income

The following graph illustrates the relationship between (A) the compensation actually paid to our PEO and the average compensation actually paid to the named executive officers other than the PEO; and (B) our Adjusted EBITDA over the last four completed years:

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Mistras Group, Inc. Adjusted EBITDA
Thousands)
Adjusted EBITDA ($ In Thousands)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
52,681
62,976
58,150
65,800
534
410
2,347
973
532
473
1,117
3,132
790
2020
2021
2022
2023
PEO actual comp - Stamatakis
PEO actual comp - Bertolotti
Non-PEO NEO average com
Adjusted EBITDA

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL
We have employment agreements for Mr. Stamatakis and Mr. Smith and a severance plan that covers our other named executive officers, providing them with benefits in connection with a termination of employment in certain circumstances. These arrangements are designed to provide some level of continued income and benefits upon the termination of employment with the Company under certain circumstances or, in certain cases, upon a change of control. Mr. Stamatakis’ benefits upon termination are described under the description of his employment agreement, under the heading “Employment Agreements” and subheading “Stamatakis Employment Agreement,” as his termination benefits are not material.
Mistras Group, Inc.	51	2024 Proxy Statement

The following summarizes the payments and benefits that would be owed by us to the other named executive officers under the circumstances described below, in each case assuming the event occurred on December 29, 2023.
Our other executive officers are covered by a severance plan. Except as provided below, the severance benefits under Mr. Smith’s employment contract and our executive severance plan are substantially the same.
If an executive officer’s employment is terminated, the executive officer would receive the following:
•
If an executive officer’s employment is terminated by the Company without cause or he terminates employment for good reason in a situation not involving a change in control, the executive officer will receive 12 months of base salary plus a pro rata portion of the annual cash bonus for the year in which employment is terminated.

•
If the executive officer’s employment is terminated by the Company without cause or he terminates employment for good reason, in either case within 6 months before or 1 year after a change in control (two years in the case of Mr. Smith), he will receive 18 months of base salary plus 1-1/2 times his annual cash bonus at the executive officer’s target bonus opportunity.

If an executive officer’s employment is terminated by the Company without cause or the executive officer terminates employment for good reason, not in connection with a change in control, then while he is receiving the termination payment (so long as he is complying with the confidentiality requirements and the non-compete and non-solicitation restrictions which are conditions for severance benefits), all options and RSUs will continue to vest. Any outstanding performance-based awards will be earned and vested pro rata to the date of termination and the amount of any awards payable or vesting will be determined based on actual performance. Any vested stock options will expire 90 days after the end of the severance period.
If an executive officer’s employment is terminated by the Company without cause or he terminates employment for good reason within 6 months before or 1 year after a change in control, all equity-based incentive awards granted to the executive officer which were not paid out or fully vested in connection with the change in control will become fully vested immediately, with the payout under any performance-based awards being equal to the target amount.
Termination of Mr. Smith for cause and termination by Mr. Smith for good reason are described under the heading “Employment Agreements’’ and the subheading “Smith Employment Agreement.” For our other executive officers, “cause” and “good reason” mean the following:
“Cause” means (i) the executive officer’s commission of acts involving fraud, dishonesty, unauthorized disclosure of confidential information, the commission of a felony or other crime involving moral turpitude, or a violation of material Company policies; (ii) direct acts constituting a breach of the executive officer’s duty of loyalty to the Company; (iii) the executive officer’s refusal or failure (other than by reason of serious physical or mental illness, injury, or medical condition) to perform his or her job, duties and responsibilities, including, but not limited to, any duties or responsibilities reasonably assigned to the executive officer by the Board or CEO, if such refusal or failure is not remedied within 30 days after notice, provided no notice or opportunity to remedy need be provided for a repeat issue; (iv) material underperformance, as reflected in two written performance reviews not less than 1 month apart. “Good Reason” means (i) a 20% reduction in the base salary or target incentive compensation opportunity as in effect immediately prior to the reduction; (ii) a Company-mandated relocation of executive officer’s principal place of employment to a location that is more than 50 miles from his or her normal Company work location if the executive officer periodically works in a Company work location.
Mistras Group, Inc.	52	2024 Proxy Statement

The following sets forth the severance payments we would pay to our executive officers (other than Mr. Stamatakis) if their employment was terminated on December 29, 2023, by us without cause or by the executive officer for good reason.

CIRCUMSTANCE OF TERMINATION	SALARY	INCENTIVE BONUS(1)	UNVESTED EQUITY AWARDS(2)	HEALTHCARE BENEFITS	TOTAL
No Change in Control
Edward Prajzner	$500,000	—	$107,026	$14,340	$621,366
Michael Keefe	$329,400	—	—	$9,427	$338,827
Michael Lange	$280,000	—	$97,641	$4,693	$382,334
John Smith	$450,000	—	$55,486	$13,861	$519,347
Change in Control
Edward Prajzner	$750,000	$750,000	$887,016	$14,340	$2,401,356
Michael Keefe	$494,100	$247,050	$445,503	$9,427	$1,196,079
Michael Lange	$420,000	$210,000	$497,372	$4,693	$1,132,065
John Smith	$675,000	$337,500	$757,283	$13,861	$1,783,644
(1)	Does not include amounts paid under the column Non-Equity Incentive Plan Compensation in the Summary Compensation Table, which would be paid as well.
(2)
In the case of a change of control, includes 2023 performance-based RSUs at target. For Mr. Keefe, he has reached retirement age, so under the terms of his awards would continue to vest post-termination and therefore are not included for purposes of termination without change of control; the value is included for change in control because the unvested awards would vest immediately.

EMPLOYMENT AGREEMENTS
Stamatakis Employment Agreement
We entered into an employment agreement with Mr. Stamatakis on October 9, 2023 for the position of Interim President and Chief Executive Officer, with an initial annual base salary of $500,000. Mr. Stamatakis’ employment agreement provides for an initial term of six months, which can be extended by the Company for an additional six months. If Mr. Stamatakis’ employment is terminated by the Company, or due to death or disability during the first six-month period, he is entitled to be paid for the remainder of the six-month term and shall be entitled to his pro-rated cash incentive award as if employed the entire six months. If Mr. Stamatakis’ employment is terminated at the conclusion of the initial six-month term or during the extension, he will receive his salary through the date of termination and will receive his pro-rated cash incentive award through the date of termination. The Company has already exercised the 6-month extension for Mr. Stamatakis’ term of employment and in connection with the extension, has increased his base salary to $625,000 annually.
Smith Employment Agreement
We entered into and employment agreement with Mr. Smith for the position of Executive Vice President and President of Services. The agreement provides for an initial base salary of $450,000 annually, an annual target cash incentive bonus of 50% of base salary if the Company meets the 100% of target performance, and an annual target equity award equal to 100% of his base salary if the Company meets 100% of target performance. Under the employment agreement, Mr. Smith may be entitled to receive payments and other benefits upon the termination of his employment. See the heading “Potential Payments Upon Termination of Employment or Change of Control.” Any outstanding equity-based incentive awards granted to Mr. Smith will become vested in accordance with the 2016 Plan.
Termination with cause occurs if the following occur: (i) failure of Mr. Smith to perform his duties and responsibilities to the Company (other than by reason of physical or mental illness, incapacity or disability) which has continued for more than thirty (30) days following written notice of such non-performance from the Company; (ii) misconduct in connection with the performance of his duties and responsibilities to the Company, including, without limitation, a breach of fiduciary duties or a misappropriation of funds or property; (iii) the commission of any felony; (iv) the commission of a misdemeanor involving moral
Mistras Group, Inc.	53	2024 Proxy Statement

turpitude, deceit, dishonesty or fraud; (v) any conduct that would reasonably be expected to result in injury or reputational harm to the Company or any of its subsidiaries and affiliates; (vi) a breach of any agreement with the Company or its affiliates, which breach is not cured (if curable) within thirty (30) days after the delivery of written notice thereof (provided that if any such agreement includes a cure period and if such cure period is less than thirty (30) days, such shorter cure period shall apply); (vii) a violation of the Company’s written employment policies, which violation is not cured (if curable) within thirty (30) days after the delivery of written notice thereof (provided that if any such policies include a cure period and if such cure period is less than thirty (30) days, such shorter cure period shall apply); or (viii) failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.
Mr. Smith may terminate his employment for good reason which generally means the following: (i) a reduction in his Base Salary that exceeds ten percent (10%) of the Base Salary; (ii) an annual cash incentive target opportunity amount set at less than forty percent (40%) of the Base Salary; (iii) an annual equity incentive target opportunity amount (as measured using the same valuation methodology generally applicable to other senior executives) set at less than eighty five percent (85%) of the Base Salary; (iv) a Company-mandated relocation of Executive’s principal place of employment to a location that is more than 50 miles from Mr. Smith’s home office in South Carolina; or (v) the material breach of this Agreement by the Company, subject to a notice and cure period. Reductions in salary and incentive targets will not be good reason if those are done to all our executive officers.
If any payment or benefit (including payments and benefits pursuant to the employment agreement) that Mr. Smith would receive in connection with a change in control from the Company or otherwise (“Transaction Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), and (ii) the net after-tax benefit that Mr. Smith would receive by reducing the Transaction Payments to three times the “base amount,” as defined in Section 280G(b) of the Code, (the “Parachute Threshold”) is greater than the net after-tax benefits Mr. Smith would receive if the full amount of the Transaction Payments were paid to Mr. Smith, then the Transaction Payments payable to Mr. Smith will be reduced (but not below zero) so that the Transaction Payments due to Mr. Smith do not exceed the amount of the Parachute Threshold.
The employment agreement requires that Mr. Smith comply with the restrictive covenants in the agreement, including non-disclosure, non-competition and non-solicitation covenants. The non-competition covenant expires on the first anniversary of the termination of Mr. Smith’s employment and the non-solicitation covenant expires on the second anniversary. The non-disclosure covenant does not expire. All post-employment payments or benefits under the employment agreement are conditioned on the execution of a general release of claims by Mr. Smith in favor of the Company, its affiliates, and their officers, directors and employees.
Mistras Group, Inc.	54	2024 Proxy Statement

Shareholder Proposals and Other Matters

Shareholders may submit proposals on matters appropriate for shareholder action at meetings of the Company’s shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. If a shareholder wants us to include such a proposal in our proxy statement for presentation at our 2025 annual shareholders meeting, the proposal must be received by our Corporate Secretary, at 195 Clarksville Road, Princeton Junction, New Jersey 08550, no later than December 6, 2024, and all applicable requirements of Rule 14a-8 must be satisfied. If the shareholder submitting the proposal is not the holder of record, the shareholder will need to submit to us proof of ownership for at least one year. This can generally be obtained from the bank, broker or other nominee holding the shares. We are not required to include any proposal received after December 6, 2024 in our proxy materials for the 2025 annual shareholders meeting.
A shareholder may also nominate directors or have other business brought before the 2025 annual shareholders meeting by submitting the nomination or proposal to us on or after January 14, 2025, and on or before February 13, 2025, in accordance with Section 2.14 of our bylaws. If, however, our 2025 shareholders meeting is held before April 14, 2025 or after July 13, 2025, the time period for a shareholder to submit a nomination or proposal will be modified in accordance with Section 2.14 of our bylaws. The nomination or proposal must be delivered to our Corporate Secretary at 195 Clarksville Road, Princeton Junction, New Jersey 08550, and meet all the requirements of our bylaws. Our bylaws are available on our website at http://investors.mistrasgroup.com/governance.cfm.
Mistras Group, Inc.	55	2024 Proxy Statement

Exhibit A

MISTRAS GROUP, INC.
2016 LONG-TERM INCENTIVE PLAN
AMENDED AND RESTATED AS OF MARCH 27, 2024
ARTICLE 1
GENERAL
1.1 Purpose. The purpose of the Plan is to enable the Company to provide equity-based and other incentive compensation opportunities in order to facilitate the ability of the Company to attract, motivate, reward and/or retain qualified employees, directors and other service providers who make or are expected to make significant contributions to the success of the Company and its Subsidiaries.
1.2 Eligibility. Awards may be granted under the Plan to any present or future non-employee director, officer or employee of, and any consultant or adviser to, the Company or any of its Subsidiaries, provided that Incentive Stock Options may be granted only to employees of the Company or a Subsidiary.
1.3 Types of Awards. Awards under the Plan may include, without limitation, Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, other Share-based Awards and Cash-Based Awards, all as described in Articles 5 through 7 hereof.
ARTICLE 2
DEFINITIONS
2.1 “Award” means an award made to an eligible service provider under the Plan.
2.2 “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms and conditions of an Award.
2.3 “Board” means the Board of Directors of the Company.
2.4 “Cash-Based Award” means an Award granted under and subject to Section 7.2 hereof.
2.5 “Cause” means, with respect to any Participant and unless otherwise specified in a Participant’s Award Agreement, (a) if there is an employment or other services agreement between the Participant and the Company or a Subsidiary that defines the term “cause” (or a term of like import), the Participant’s engaging in conduct that constitutes “cause” (or a term of like import) within the meaning of that agreement, or (b) if there is no employment or service agreement between the Participant and the Company or a Subsidiary that defines the term “cause” (or a term of like import), (1) the Participant’s failure (other than temporarily while physically or mentally incapacitated) or refusal to perform the duties of the Participant’s employment or other service if such failure or refusal shall not have ceased or been remedied within fifteen days following written warning from the Company or a Subsidiary; (2) the Participant’s engaging in conduct or activities materially damaging to the property, business or reputation of the Company or a Subsidiary or to the ability of the Participant to perform the duties of his or her employment or other services; (3) the Participant’s conviction of or plea of no contest to a felony; (4) a material breach by the Participant of any material written restrictive covenant or agreement made by the Participant with the Company or any successor or acquiring company (or any of their respective affiliates); (5) a material unauthorized disclosure intentionally made by the Participant to any person of any confidential information or trade secrets of the Company or any of its Subsidiaries; or (6) the Participant’s failure to comply in all material respects with the policies of the Company or a Subsidiary or with any non-competition, non-solicitation or other restrictive covenants made by or the fiduciary duties of the Participant to the Company or a Subsidiary; in each of such cases as determined by the Board or the Committee acting in its good faith discretion.
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2.6 “Change in Control” means the occurrence of any of the following events:
(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) a subsidiary of the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (iii) Sotirios Vahaviolos (and any person whose holdings would be attributed to Dr. Vahaviolos pursuant to Section 318(a) of the Code), or (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities, other than an acquisition directly from the Company;
(b) there is consummated a consolidation, merger or reorganization of the Company, unless (1) the stockholders of the Company immediately before such consolidation, merger or reorganization own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation, merger or reorganization, (2) individuals who were members of the Board immediately prior to the execution of the agreement providing for such consolidation, merger or reorganization constitute a majority of the board of directors of the surviving corporation or of a corporation directly or indirectly beneficially owning a majority of the voting securities of the surviving corporation, and (3) no person beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the surviving corporation (other than a person who is (A) the Company or a subsidiary of the Company, (B) an employee benefit plan maintained by the Company, the surviving corporation or any subsidiary, or (C) the beneficial owner of 50% or more of the combined voting power of the outstanding voting securities of the Company immediately prior to such consolidation, merger or reorganization); or
(c) there is consummated a plan of complete liquidation or dissolution of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity more than 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.
2.7 “Code” means the Internal Revenue Code of 1986, as amended.
2.8 “Committee” means the Compensation Committee of the Board.
2.9 “Company” means Mistras Group, Inc., a Delaware corporation, and any successor thereto.
2.10 “Disability” means a Participant’s inability to engage in any substantial gainful activity by reason of a physical or mental illness or injury that is expected to result in death or to last for one year or more, as determined by a duly licensed physician designated by the Company.
2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.12 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares covered by the Option and, with respect to a SAR, the baseline price of the Shares covered by the SAR; provided that in no event may the Exercise Price per Share be less than 100% of the Fair Market Value per Share on the date the Option or SAR is granted (110% in the case of an ISO granted to a Ten Percent Stockholder).
2.13 “Fair Market Value” means, as of any relevant date: (a) the closing price per Share on such date on the principal securities exchange on which the Shares are traded or, if no Shares are traded on that date, the closing price per Share on the next preceding date on which Shares are traded, or (b) the value determined under such other method or convention as the Committee, acting in a consistent manner in accordance with the Plan and applicable tax law, may prescribe.
2.14 “Good Reason” means
(a) if there is an employment or other services agreement between the Participant and the Company or a Subsidiary that defines the term “good reason” (or a term of like import), the meaning defined in such agreement; or
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(b) if there is no employment or service agreement between the Participant and the Company or a Subsidiary that defines the term “good reason” (or a term of like import), then: actions or omissions by the Company or an affiliate at the time of or following a Change in Control resulting in any of the following, without the advance written consent of the Participant:
(i) the assignment to the Participant of any duties materially inconsistent with the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, or any other material diminution in such position, authority, duties or responsibilities;
(ii) any reduction in the Participant’s annual base salary in effect immediately prior to the Change in Control;
(iii) the failure to provide the Participant with bonus opportunities at least as generous in the aggregate as those to which the Participant was entitled immediately prior to the Change in Control;
(iv) a failure by the Company to timely pay the Participant any compensation earned by the Participant; or
(v) the Company’s requiring the Participant (1) to be based at any office or location more than fifty (50) miles from the office where the Participant was employed immediately prior to the Change in Control, or (2) to travel on Company business to a materially greater extent than what was customarily required prior to the Change in Control.
Notwithstanding the foregoing, for purposes of this subsection (b), a Participant will not have “Good Reason” to terminate his or her employment merely because the Participant is no longer a senior executive of a public company and/or has a change in title, duties, authority, responsibilities or reporting structure as a result of the Change in Control transaction (including having a reporting relationship within a larger company) provided that the Participant retains a substantially similar level of responsibilities over the other portions and areas of the business for which he or she exercised responsibility prior to the Change in Control transaction. In order to terminate for “Good Reason,” a Participant must provide written notice to the Company his or her intent to terminate for Good Reason, together with an description of the conduct or circumstances giving rise to such termination, which notice must be provided within 60 days after the occurrence of such conduct or circumstances. The Company shall have the right to correct such conduct or circumstances (and thereby avoid a termination for Good Reason) within 30 days after it receives the written notice described in the preceding sentence. If the Company does not correct such conduct or circumstances within such 30-day cure period, then the Participant may terminate his or her employment for Good Reason, provided that such termination is effective within 30 days (after the end of such 30-day cure period).
2.15 “Incentive Stock Option” or “ISO” means an Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.
2.16 “Option” means an option to purchase Shares granted pursuant to Section 5.1.
2.17 “Participant” means any person who has been selected to receive an Award under the Plan or who holds an outstanding Award under the Plan.
2.18 “Plan” means the long-term incentive plan set forth herein, as it now exists or is hereafter amended.
2.19 “Restricted Stock” means stock issued in the name of a Participant pursuant to Section 6.1, subject to applicable transfer restrictions and vesting and other conditions.
2.20 “Restricted Stock Unit” or “RSU” means a contingent right to receive Shares in the future that is granted pursuant to Section 6.1.
2.21 “Shares” means shares of the Company’s common stock.
2.22 “Stock Appreciation Right” or “SAR” means a right to receive appreciation in the value of Shares granted pursuant to Section 5.2.
2.23 “Subsidiary” means (a) a corporation or other entity in an unbroken chain of corporations or other entities at least 50% of the total value or voting power of the equity securities of which is owned by the Company or by any other corporation or other entity in the chain, and (b) any other corporation or entity in which the Company has a 20% controlling interest, directly or indirectly, as may be designated by the Committee pursuant to the criteria set forth in Section 1.409A-1(b)(5)(iii)(E) of the Treasury regulations.
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2.24 “Ten Percent Stockholder” means a person who owns or is deemed to own (under Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.
ARTICLE 3
ADMINISTRATION
3.1 General. Except as otherwise determined by the Board in its discretion, the Plan shall be administered by the Committee. The Committee shall be composed of at least two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act) with respect to Awards made to a Participant who is subject to Section 16 of the Exchange Act.
3.2 Authority of the Committee. Subject to the provisions of the Plan (including, without limitation, the minimum vesting condition and the restriction against vesting acceleration set forth in Section 3.4), the Committee, acting in its discretion, may select the persons to whom Awards will be made, prescribe the terms and conditions of each Award and make amendments thereto, construe, interpret and apply the provisions of the Plan and of any Award Agreement, and make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan or of any Award. The Committee shall have full power and authority to carry out its responsibilities and functions under the Plan. The Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as it deems appropriate.
3.3 Delegation of Authority.
(a) General. Except as limited by applicable law and as otherwise provided by Section 3.3(b) below, the Committee may delegate (which delegation may be modified or revoked at any time) to any person or subcommittee (who may, but need not be members of the Committee or the Board or officers of the Company) such Plan-related administrative authority and responsibilities as it deems appropriate, provided, however, that the Committee may not delegate its authority with respect to non-ministerial actions relating to individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act.
(b) Authority to Grant Awards. To the extent permitted by applicable law, the Board may, by resolution, authorize (which authorization may be modified or revoked at any time) one or more executive officers (each, an “Authorized Officer”) to do one or both of the following on the same basis as (and as if the Authorized Officer for such purposes were) the Committee: (i) designate eligible employees to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that the Board shall not delegate such responsibilities to any executive officer for Awards to an eligible employee who is an executive officer, a non-employee director of the Company, or a more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act. The Authorized Officer(s) shall report periodically to the Board or the Committee regarding the nature and scope of the Awards granted by them pursuant to this Section 3.3(b).
3.4 Minimum Vesting Condition. Any Award granted hereunder shall provide for a vesting period of at least one year following the date of grant. Notwithstanding the preceding sentence, Awards may be granted hereunder without any such minimum vesting condition; provided that the foregoing exception shall apply solely to Awards granted to non-employee directors of the Company. The foregoing minimum vesting requirement does not prevent the Committee from granting Awards that contain rights to accelerated vesting on a termination of employment or service, from applying Sections 9.1 and 9.2 hereof or from otherwise accelerating the vesting of any Award in its discretion.
3.5 Decisions Binding. Any determination made by the Committee in the exercise of its authority with respect to the Plan or any Award shall be made in the Committee’s sole discretion, and all such determinations shall be final, conclusive and binding on all persons.
3.6 Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary acting on behalf of the Board or the Committee (including an Authorized Officer), shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan. The Company shall indemnify and hold harmless each member of the Committee and the Board and any such officer or employee of the Company or any Subsidiary to whom any duty or power relating to the administration of the Plan or
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any Award is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.
ARTICLE 4
SHARES SUBJECT TO THE PLAN; INDIVIDUAL AWARD LIMITS
4.1 Shares Issuable under the Plan. Subject to Section 4.2, up to 6,200,000 Shares shall be available for grant and issuance pursuant to Awards made under the Plan. The maximum number of Shares that may be issued pursuant to ISOs shall be 1,000,000. If and to the extent that an Award terminates, expires, is canceled or is forfeited for any reason (including upon cancellation or settlement of such award in exchange for cash or property other than Shares), the Shares associated with that Award will become available (or again be available) for grant under the Plan. Similarly, Shares withheld in settlement of a tax withholding obligation associated with an Award (other than a stock option or stock appreciation right), will become available (or again be available) for grant under the Plan. However, for the avoidance of doubt, in the case of a stock-based settlement of a stock appreciation right, any Shares that are subject to the exercised portion of the Award that are not delivered upon such exercise will not become available (or again be available) for grant under the Plan. Similarly, any Shares withheld in satisfaction of the exercise price of a stock option will not become available (or again be available) for grant under the Plan. Shares issued in respect of awards granted in substitution for equity-based awards of any entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of shares available for issuance hereunder. Shares issued under the Plan may be either authorized and unissued Shares, or authorized and issued Shares held in the Company's treasury, or any combination of the foregoing.
4.2 Adjustments for Capital Changes. In the event of a split-up, spin-off, stock dividend, recapitalization, consolidation of shares or similar capital change, the Board or the Committee shall make such adjustments to the number and class of shares that may be issued under the Plan pursuant to Section 4.1 and the number, class and/or Exercise Price of Shares subject to outstanding Awards, as the Committee, in its discretion, deems appropriate in order to prevent undue dilution or enlargement of the benefits available under the Plan or an outstanding Award, as the case may be, provided that the number of Shares subject to any Award shall always be a whole number. Any determination or adjustment made by the Board or the Committee under this Section shall be binding and conclusive on all persons.
4.3 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and/or any of its respective Subsidiaries operate or have employees, directors and consultants, in order to comply with the requirements of any foreign securities exchange or other applicable law, or to otherwise ensure the viability of the benefits from Awards granted to employees, directors and consultants performing services in such countries and to meet the objectives of the Plan, the Committee, in its discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with applicable law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4.1; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE 5
STOCK OPTIONS; STOCK APPRECIATION RIGHTS
5.1 Grant of Company Stock Options. The Committee may grant Options to Participants upon such vesting, exercise, forfeiture and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time an Option is granted or, if the holder’s rights are not adversely affected, at any subsequent time. Each Option will be deemed NOT to be an Incentive Stock Option unless and except to the extent that, at the time the Option is granted, the Committee specifically designates such Option as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all
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plans of the Company and its affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be treated as ISOs. If an Option is designated as an ISO and if part or all of the Option does not qualify as an ISO, then the Option or the portion of the Option that does not so qualify will nevertheless remain outstanding and will be characterized as a non-ISO.
5.2 Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to Participants, either alone or in connection with the grant of an Option, upon such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the SARs are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Upon exercise, the holder of a SAR shall be entitled to receive cash and/or a number of whole Shares (as determined by the Committee) having a value equal to the product of X and Y, where--
X = the number of whole Shares as to which the SAR is being exercised, and
Y = the excess of (i) the Fair Market Value per Share on the date of exercise over (ii) the Exercise Price per Share covered by the SAR.
5.3 Exercise Price. The Committee shall determine the Exercise Price per Share under each Option and each SAR, provided that (a) the Exercise Price per Share shall be at least equal to the Fair Market Value per Share on the date the Option or SAR is granted; and (b) in the case of an ISO granted to a Ten Percent (10%) Stockholder, the Exercise Price per Share shall be at least equal to 110% of the Fair Market Value per Share on the date the ISO is granted.
5.4 Re-Pricing Prohibited. Options and SARs granted under the Plan with an Exercise Price greater than the then current Fair Market Value may not be re-priced and may not be purchased or exchanged for cash, Shares or other property or Awards without the approval of the Company’s stockholders. In no event may an Option or SAR be re-priced if such re-pricing would cause the Option or SAR to be covered by Section 409A of the Code. In addition, Options and SARs with an Exercise Price less than the then current Fair Market Value shall not be repurchased or exchanged for other Awards or cash without the approval of the Company’s stockholders. For avoidance of doubt, however, this section will not prohibit adjustments in accordance with Sections 4.2 or 9 hereof.
5.5 Term of Options and SARs. Unless sooner terminated in accordance with its terms, each Option and each SAR shall automatically expire on the tenth anniversary of the date the Option or SAR is granted (or, in the case of an ISO granted to a Ten Percent Stockholder, on the fifth anniversary of the date the ISO is granted).
5.6 Exercise of Options. A Participant may exercise an outstanding Option that is vested and exercisable by transmitting to the Secretary of the Company (or another person designated by the Company for this purpose) a written notice identifying the Option that is being exercised and specifying the number of whole Shares to be purchased pursuant to such exercise, together with payment in full of the aggregate Exercise Price payable for such Shares and any applicable withholding taxes. The Exercise Price shall be payable in cash or by check or by any other means that the Committee may expressly permit, including, without limitation, (a) by the Participant’s surrender of previously-owned Shares, or by the Company’s withholding Shares that otherwise would be issued if the Exercise Price had been paid in cash, in each case having a Fair Market Value on the date the Option is exercised equal to the Exercise Price, (b) by payment to the Company pursuant to a broker-assisted cashless exercise program established and made available by the Company in connection with the Plan, (c) by any other method of payment that is permitted by applicable law, or (d) by any combination of the foregoing. Applicable withholding taxes shall be payable in cash or by any other method that may be permitted by the Committee in accordance with Section 11.1.
5.7 Exercise of SARs. A Participant may exercise an outstanding SAR that is vested and exercisable by transmitting to the Secretary of the Company (or another person designated by the Company for this purpose) a written notice identifying the SAR that is being exercised and specifying the number of whole Shares for which the SAR is being exercised, together with payment in full of the withholding taxes due in connection with the exercise. The withholding tax amount shall be payable in cash or by any other method that may be permitted by the Committee in accordance with Section 11.1.
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5.8 Termination of Employment or Service. Unless otherwise determined by the Committee at grant, or thereafter if no rights of the Participant are thereby reduced, the following rules apply with regard to outstanding Options and SARs held by a Participant at the time of his or her termination of employment or other service with the Company and its Subsidiaries:
(a) If the Participant’s employment or service is terminated for any reason other than for Cause or the Participant’s death or Disability then (1) any unvested Options and SARs outstanding at the time of the Participant’s termination of employment or other service will thereupon be canceled and of no further force or effect, and (2) any vested Options and SARs outstanding at such time will expire and be of no further force or effect if and to the extent they are not exercised within ninety (90) days after the date of such termination of employment or other service, provided that in no event may any such vested Options and SARs be exercised after the expiration of the stated term thereof.
(b) If the Participant’s employment or other service is terminated on account of the Participant’s death or Disability, then (1) any unvested Options and SARs outstanding at the time of the Participant’s termination of employment or other service will thereupon be canceled and of no further force or effect, and (2) any vested Options and SARs outstanding at such time will expire and be of no further force or effect if and to the extent they are not exercised within one year after the date of such termination of employment or other service, provided that, in no event may such vested Options and SARs be exercised after the expiration of the stated term thereof.
(c) If the Participant’s employment or other service is terminated by the Company or a Subsidiary for Cause (or at a time when grounds for a termination for Cause exist), then, notwithstanding anything to the contrary contained herein, such outstanding Options and/or SARs (whether or not otherwise vested) shall immediately terminate and shall have no further force or effect.
5.9 Rights as a Stockholder. A Participant shall have no rights to vote or receive dividends or any other rights of a stockholder with respect to any Shares covered by an Option or SAR unless and until such Option or SAR is validly exercised and such Shares are issued to the Participant. The Company will issue such Shares promptly after the exercise of such Option or SAR (to the extent the SAR is settled in Shares) is completed.
ARTICLE 6
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
6.1 Grant of Restricted Stock and RSU Awards. The Committee may grant Restricted Stock Awards and/or Restricted Stock Unit Awards (RSUs) to any Participant. Under a Restricted Stock Award, the Company issues Shares to the Participant when the Award is made and the Shares are subject to such vesting and other terms and conditions as the Committee may prescribe. Under a Restricted Stock Unit Award, the Participant receives the right to receive Shares in the future if the vesting and other terms and conditions imposed by the Committee are satisfied. The vesting and other terms and conditions applicable to the Shares covered by a Restricted Stock Award or the RSUs covered by a Restricted Stock Unit Award (including, but not limited to, conditions and restrictions tied to the achievement of specified performance objectives and/or the completion of one or more specified periods of future service) will be determined by the Committee, acting in its discretion in accordance with the Plan, when the Award is granted and will be set forth in the applicable Award Agreement.
6.2 Minimum Purchase Price for Shares. Unless the Committee, acting in accordance with applicable law, determines otherwise, the purchase price payable for Shares issued pursuant to a Restricted Stock Award or a Restricted Stock Unit Award must be at least equal to the par value of the Shares.
6.3 Restricted Shares. Shares issued pursuant to a Restricted Stock Award may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for restricted Shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the Shares. The Company may retain physical possession of any such stock certificate and may require a Participant to deliver a stock power to the Company, endorsed in blank, in order to facilitate the transfer back to the Company of restricted Shares that are forfeited. Notwithstanding the foregoing, if a Participant forfeits Shares covered by a Restricted Stock Award, the Shares that are forfeited shall automatically be cancelled on the books and records of the Company whether or not the Participant returns a certificate for such Shares or otherwise fails or refuses to execute documents or take other action requested by the Company in connection with the cancellation of the forfeited Shares. Except to the extent otherwise provided under the Plan or the Award Agreement,
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a Participant who holds unvested Shares pursuant to a Restricted Stock Award shall have all of the rights of a stockholder with respect to said Shares, including the right to vote the Shares and the right to receive dividends thereon (subject to the vesting and payment conditions described in Section 6.5).
6.4 Shares Covered by RSU Awards. No Shares will be issued pursuant to a RSU Award unless and until the applicable vesting and other conditions have been satisfied. The holder of a RSU Award shall have no rights as a stockholder with respect to Shares covered by the RSUs unless and until the RSUs becomes vested and the Shares covered by the vested RSUs are issued to the Participant. Subject to Section 6.5, the Committee may provide that a Participant who holds RSUs will be entitled to receive dividend equivalent credits based upon the dividends that would have been payable with respect to the Shares covered by the RSUs if such Shares were outstanding.
6.5 Dividends on Restricted Stock and RSU Shares. If a dividend is declared with respect to outstanding Shares, then (a) a corresponding dividend will be paid with respect to Shares covered by an outstanding Restricted Stock Award, and (b) if specified in the applicable Award Agreement, a corresponding dividend equivalent will be credited with respect to the Shares covered by an outstanding RSU Award, as if such Shares were outstanding. In the case of RSU Awards, such dividend equivalent credits (if any) will be denominated in the form of cash or in the form of additional RSUs (based upon the then Fair Market Value per Share) or any combination thereof, all as determined by the Committee. Dividends paid and dividend equivalents credited with respect to Restricted Stock and RSU Awards shall be subject to the same vesting and forfeiture conditions and the same payment terms that are applicable to the Shares of Restricted Stock or RSU Shares to which such dividend or dividend equivalent credits apply and/or, if applicable, such different terms and conditions that may be required in order to comply with Section 409A of the Code.
6.6 Non-Transferability. No Restricted Stock Award or RSU Award, and no Shares covered by a Restricted Stock Award or RSU Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company or its designee in accordance with the terms of the Award or the Plan, and any attempt to do so shall be null and void.
6.7 Termination of Service Before Vesting; Forfeiture. Unless otherwise specified in the Award Agreement or otherwise subsequently determined by the Committee, unvested Shares held pursuant to a Restricted Stock Award and unvested RSUs held under a RSU Award shall be forfeited and canceled upon the termination of a Participant’s employment or other service with the Company and its Subsidiaries. Such cancellation shall not affect any right a Participant may have pursuant to the terms of the forfeited Award to receive all or a portion of the purchase price (if any) paid by the Participant in connection with the issuance of unvested Shares.
6.8 Timing Requirements for Settlement of RSUs. Unless otherwise specified in the applicable Award Agreement, RSUs shall be settled in the form of Shares or cash (as determined by the Committee) as soon as practicable after the RSUs become vested but in no event later than the 15th day of the third month following the calendar year in which the vesting of such RSUs occurs. Notwithstanding the foregoing, the original terms of a RSU Award may expressly provide that settlement of vested RSUs covered by the Award will be deferred until a later date or the occurrence of a subsequent event, provided that any such deferral provision complies with the election, distribution timing and other requirements of Section 409A of the Code.
6.9 Unrestricted Shares. A Participant who holds Shares that become vested under a Restricted Stock Award or who holds RSUs that become vested (to the extent the vested RSUs are settled in Shares) will be entitled to receive Shares (in certificated or book entry form) free and clear of the conditions and restrictions imposed by the Award Agreement and the Plan, subject, however, to the payment or satisfaction of applicable withholding taxes.
ARTICLE 7
OTHER FORMS OF AWARD
7.1 Other Share-Based Awards. Subject to applicable law, the Committee, acting in its discretion, may grant such other forms of Award denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to, Company Shares, including, without limitation, performance share awards, performance unit awards, stock bonus Awards, dividend equivalent Awards (either alone or in conjunction with other Awards), purchase rights for Shares, and Share-based Awards designed to comply with or take advantage of applicable laws outside of the United States. Each such Share-based Award will be made upon such vesting, performance and other terms and
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conditions as the Committee, acting in its discretion in accordance with the Plan, may determine. If and when a Share-based Award granted under this Section becomes payable, payment may be made in the form of cash, whole Shares or a combination of cash and whole Shares (as determined by the Committee).
7.2 Cash-Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash-Based Awards (including immediate cash payments) either alone or in conjunction with other Awards under the Plan. Subject to applicable law, Cash-Based Awards may be granted in lieu of other compensation. The Committee shall establish the terms and conditions of Cash-Based Awards in its discretion, including vesting conditions (if any).
7.3 Termination of Service Before Vesting; Forfeiture. Unless otherwise specified in the Award Agreement or otherwise subsequently determined by the Committee, unearned and/or unvested Share-based Awards and Cash-Based Awards granted under this Article shall be forfeited and canceled upon the termination of a Participant’s employment or other service with the Company and its Subsidiaries.
ARTICLE 8

[Reserved]
ARTICLE 9
CHANGE IN CONTROL
9.1 Assumption or Substitution of Outstanding Awards. If a Change in Control occurs, the parties may agree that outstanding Awards shall be assumed by, or converted into a substitute award for or with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof) on an economically equivalent basis. The vesting and other terms of any such assumed or substitute award shall be substantially the same as the vesting and other terms and conditions of the original Award, provided that (a) if the assumed or substituted Award is an Option or SAR, the number of shares and Exercise Price shall be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury regulations, and (b) if the assumed or substituted Award is not an Option or SAR, the number of shares covered by the assumed or substitute Award will be based upon the Change in Control transaction value of the Company’s outstanding Shares. If the original Award is subject to the satisfaction of performance conditions, then such performance conditions shall be deemed to have been satisfied immediately prior to the Change in Control on the basis of the greater of (a) the target award or (b) actual performance as of the date of the Change in Control. If, within two years following a Change in Control, a Participant’s employment or other service terminates due to the Participant’s death or Disability or is terminated by the Company or a successor or acquiring company (or any of its or their affiliates) without Cause or by the Participant for Good Reason, then any outstanding assumed or substitute Awards held by such terminated Participant shall immediately be fully vested, and any outstanding assumed or substitute Options and SARs will remain outstanding for 180 days after such termination of employment (or, if earlier, until the expiration of their original stated terms). Notwithstanding the foregoing, any outstanding awards held by non-employee directors shall vest immediately upon a Change in Control.
9.2 Awards Not Assumed or Substituted. If a Change in Control occurs and if the parties do not agree that an outstanding Award shall be assumed or substituted by the successor or acquiring company (or a parent company thereof) pursuant to Section 9.1, then any time-based vesting conditions will be deemed fully satisfied and any performance conditions applicable to such Award will be deemed to have been satisfied immediately prior to the Change in Control on the basis of the greater of (a) the target award or (b) actual performance as of the date of the Change in Control. Each such Award shall be cancelled immediately prior to the effective time of the Change in Control in exchange for an amount equal to the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction, reduced in the case of an Option or SAR by the Exercise Price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an Exercise Price per Share that is equal to or greater than the value of the Change in Control transaction consideration per Share. The amount payable with respect to the cancellation of an outstanding Award pursuant to this Section will be paid in cash, unless the parties to the Change in Control agree that some or all of such amount will be payable in the form of freely tradable shares of common stock of the successor or acquiring company (or a parent company thereof). Subject to Section 9.4, the payments contemplated by this Section 9.2 shall be made upon at or as soon as practicable following the effective time of the Change in Control.
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9.3 No Fractional Shares. In the event of an adjustment in the number of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each converted Award shall cover only the number of full shares resulting from the adjustment.
9.4 Section 409A. Notwithstanding anything to the contrary contained herein or in an Award Agreement, if a provision of the Plan or an Award Agreement would cause an acceleration of the vesting or payment of deferred compensation that is subject to Section 409A of the Code on account of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control constitutes a “change in ownership,” “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Section 409A of the Code or such accelerated vesting and/or payment may otherwise be made without violating Section 409A of the Code. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment or settlement schedule that would have applied under the Award in the absence of a Change in Control.
ARTICLE 10
AMENDMENT AND TERMINATION
10.1 Amendment and Termination of the Plan. The Board, acting in its sole discretion, may amend the Plan at any time and from time to time and may terminate the Plan at any time. Plan amendments will be subject to approval by the Company’s stockholders if and to the extent such approval is required in order to satisfy applicable law and/or stock exchange listing rules. If not sooner terminated, the Plan will terminate on March 27, 2034, the tenth anniversary of the date the Plan, as amended and restated, was approved by the Board.
10.2 Outstanding Awards. Except as specifically required or permitted by Article 9, no amendment of an Award Agreement shall cause any then outstanding Award to be forfeited or altered in a material way that adversely affects a Participant’s rights, unless the Participant consents thereto. Similarly, no termination, amendment or modification of the Plan will affect any Award granted prior to the date of such termination, amendment or modification.
ARTICLE 11
TAX WITHHOLDING; SECTION 409A
11.1 Tax Withholding. Each Participant shall, no later than the date as of which the Participant realizes taxable income with respect to an Award, pay to the Company, or make arrangements satisfactory to the Committee for the payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (whether in settlement of the Award or otherwise). Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy the applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy the related taxes to be withheld and applied to the tax obligations; provided, however, that, with the approval of the Committee (which approval may be granted or withheld in its sole discretion and may but need not be applied on a uniform or consistent basis), a Participant may satisfy some or all of the applicable tax withholding requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) delivering already owned unrestricted Shares, in each case, having a Fair Market Value on the date on which the amount of tax to be withheld is determined equal to the applicable taxes to be withheld and applied to the tax obligations (with any fractional share amounts resulting therefrom settled in cash). The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.
11.2 Section 409A Compliance. It is intended that Awards made under the Plan, including any deferred payment or settlement terms and conditions shall be structured, applied and interpreted in a manner that is exempt from or in compliance with Section 409A of the Code. For any Award that is non-qualified deferred compensation subject to Section 409A of the Code, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision. Notwithstanding anything to the contrary, if a
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Participant becomes entitled to payments (cash or Shares) under an Award on account of the “termination of the Participant’s employment or other service” or words of like import, and if such payments constitute “deferred compensation” within the meaning of Section 409A of the Code, then (a) such termination of employment or service will not be deemed to have occurred unless and until the Participant incurs a “separation from service” within the meaning of Section 409A of the Code and the regulations issued thereunder, and (b) to the extent required by Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of his or her separation from service, then such payment shall be delayed until the first business day after the expiration of six months following the date of the such separation from service or, if earlier, the date of the Participant’s death. Further, to the extent provided in Prop. Treas. Reg. § 1.409A-1(b)(4)(ii), Treas. Reg. § 1.409A-2(b)(7)(ii) or any successor provision, the Company may delay settlement of an Award if it reasonably determines that such settlement would violate federal securities laws or any other applicable law. On the delayed payment date, the Participant (or the Participant’s Beneficiary) will be entitled to receive a lump sum payment or distribution of the payments that otherwise would have been made during the period that such payments are delayed. Notwithstanding the foregoing, each Participant shall be solely responsible, and the Company shall have no liability to the Participant or otherwise, for or with respect to any taxes, acceleration of taxes, interest or penalties arising under Section 409A of the Code.
ARTICLE 12
MISCELLANEOUS
12.1 Non-Transferability. Except as otherwise specifically permitted by the Plan or the applicable Award Agreement, no Award shall be assignable or transferable except upon the Participant’s death to his or her “beneficiary” (as defined below), and, during a Participant’s lifetime, an Option or SAR may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, subject to the consent of the Committee (which it may grant, condition or deny in its sole discretion for any or no reason), a Participant may make an inter vivos transfer of an Option (other than an ISO) or a SAR to any “family member” (within the meaning of Item A(1)(a)(5) of the General Instructions to SEC Form S-8 or a successor), including, without limitation, to one or more trusts, partnerships, limited liability companies and other entities which qualify as family members, provided that such transfer is not a transfer for value or is a transfer for value that the Committee determines is for estate planning purposes. For the purposes hereof, a Participant’s “beneficiary” is any person or entity (including, without limitation, a trust or estate) designated in writing by a Participant to succeed to the Participant’s Award(s) upon the Participant’s death, subject to the provisions hereof and of the applicable Award Agreement(s). A Participant may designate a beneficiary by delivering a written beneficiary designation to the Committee (or its designee) in such form and in such manner as the Committee (or its designee) may prescribe. Each beneficiary designation duly filed with the Committee (or its designee) will have the effect of superseding and revoking any prior beneficiary designation. If a Participant does not designate a beneficiary, or if no designated beneficiary survives the Participant, then the Participant’s estate will be deemed to be his or her beneficiary. The term “Participant,” as used herein, shall be deemed to include the Participant’s beneficiary if and to the extent the context requires.
12.2 Successors. All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a Change in Control or otherwise, and the term “Company” as used herein shall be construed accordingly.
12.3 Legal Construction. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
12.4 Requirements of Law. Notwithstanding anything to the contrary contained herein, the granting of Awards and the obligation of the Company to sell, issue or deliver Shares with respect to any Award shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and Delaware law. The Committee may require, as a condition of the issuance and delivery of Shares or certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.
12.5 Sub-Plans. The Committee may from time to time establish subplans under the Plan for purposes of satisfying securities, tax or other laws of any foreign jurisdictions that may apply to Participants who receive Awards. Any such subplan shall contain such limitations and other terms and conditions as the Committee determines are
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necessary or desirable and shall be in such form (including, without limitation, as an Appendix to the Plan) as the Committee deems appropriate. Each subplan shall be deemed a part of the Plan, but shall apply only to the Participants who are subject to the laws of the jurisdiction to which the subplan relates.
12.6 Uniformity Not Required. The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.
12.7 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.
12.8 Claw Back Conditions. Notwithstanding anything to the contrary contained herein or in an Award Agreement, Awards and benefits otherwise provided by Awards made under the Plan shall be subject to the Company’s incentive compensation claw back policies as in effect from time to time, and, as applicable, the claw back requirements of the Dodd-Frank Act Section 954.
12.9 Limitation of Rights. The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any person’s employment or other service at any time, and the Plan shall not confer upon any person the right to continue in the employ or other service of the Company or any Subsidiary. No employee, director or other person shall have any right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.
12.10 Notice. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its General Counsel (or such other person as the Company may designate in writing from time to time), and, if to the Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: (i) if delivered personally or via recognized overnight delivery service, on the date so delivered; (ii) if sent via telecopier or email, on the date telecopied or emailed with confirmation of delivery; or, (iii) if mailed, five business (5) days after the date of mailing by registered or certified mail; provided, however, that for purposes of clauses (i) and (ii) above, any delivery made on a business day after 5 pm (in the time zone of the Company’s principal executive office), or on a weekend or federal holiday, will be deemed given on the next business day.
12.11 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
12.12 Decisions and Determinations Final. All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be final, binding and conclusive on all persons.
12.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state).
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Exhibit A-1

MISTRAS GROUP, INC.
2016 LONG-TERM INCENTIVE PLAN
AMENDED AND RESTATED AS OF MARCH 27, 2024
ARTICLE 1
GENERAL
1.1 Purpose. The purpose of the Plan is to enable the Company to provide equity-based and other incentive compensation opportunities in order to facilitate the ability of the Company to attract, motivate, reward and/or retain qualified employees, directors and other service providers who make or are expected to make significant contributions to the success of the Company and its Subsidiaries.
1.2 Eligibility. Awards may be granted under the Plan to any present or future non-employee director, officer or employee of, and any consultant or adviser to, the Company or any of its Subsidiaries, provided that Incentive Stock Options may be granted only to employees of the Company or a Subsidiary.
1.3 Types of Awards. Awards under the Plan may include, without limitation, Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units,  ~~and~~   other Share-based Awards and  ~~performance-based~~   Cash  ~~Incentive~~  -Based Awards, all as described in Articles 5 through 7 hereof.
ARTICLE 2
DEFINITIONS
2.1 “Award” means an award made to an eligible service provider under the Plan.
2.2 “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms and conditions of an Award.
2.3 “Board” means the Board of Directors of the Company.
2.4 “Cash-Based Award” means an Award granted under and subject to  ~~Section 7.2~~  Section 7.2 hereof.
2.5 “Cause” means, with respect to any Participant and unless otherwise specified in a Participant’s Award Agreement, (a) if there is an employment or other services agreement between the Participant and the Company or a Subsidiary that defines the term “cause” (or a term of like import), the Participant’s engaging in conduct that constitutes “cause” (or a term of like import) within the meaning of that agreement, or (b) if there is no employment or service agreement between the Participant and the Company or a Subsidiary that defines the term “cause” (or a term of like import), (1) the Participant’s failure (other than temporarily while physically or mentally incapacitated) or refusal to perform the duties of the Participant’s employment or other service if such failure or refusal shall not have ceased or been remedied within fifteen days following written warning from the Company or a Subsidiary; (2) the Participant’s engaging in conduct or activities materially damaging to the property, business or reputation of the Company or a Subsidiary or to the ability of the Participant to perform the duties of his or her employment or other services; (3) the Participant’s conviction of or plea of no contest to a felony; (4) a material breach by the Participant of any material written restrictive covenant or agreement made by the Participant with the Company or any successor or acquiring company (or any of their respective affiliates); (5) a material unauthorized disclosure intentionally made by the Participant to any person of any confidential information or trade secrets of the Company or any of its Subsidiaries; or (6) the Participant’s failure to comply in all material respects with the policies of the Company or a Subsidiary or with any non-competition, non-solicitation or other restrictive covenants made by or the fiduciary duties of the Participant to the Company or a Subsidiary; in each of such cases as determined by the Board or the Committee acting in its good faith discretion.
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2.6 “Change in Control” means the occurrence of any of the following events:
(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) a subsidiary of the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company, (iii) Sotirios Vahaviolos (and any person whose holdings would be attributed to Dr. Vahaviolos pursuant to Section 318(a) of the Code), or (iv) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities, other than an acquisition directly from the Company;
(b) there is consummated a consolidation, merger or reorganization of the Company, unless (1) the stockholders of the Company immediately before such consolidation, merger or reorganization own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such consolidation, merger or reorganization, (2) individuals who were members of the Board immediately prior to the execution of the agreement providing for such consolidation, merger or reorganization constitute a majority of the board of directors of the surviving corporation or of a corporation directly or indirectly beneficially owning a majority of the voting securities of the surviving corporation, and (3) no person beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the surviving corporation (other than a person who is (A) the Company or a subsidiary of the Company, (B) an employee benefit plan maintained by the Company, the surviving corporation or any subsidiary, or (C) the beneficial owner of 50% or more of the combined voting power of the outstanding voting securities of the Company immediately prior to such consolidation, merger or reorganization); or
(c) there is consummated a plan of complete liquidation or dissolution of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity more than 50% of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.
2.7 “Code" means the Internal Revenue Code of 1986, as amended.
2.8 "Committee” means the Compensation Committee of the Board.
2.9 "Company” means Mistras Group, Inc., a Delaware corporation, and any successor thereto.
2.10 “Disability” means a Participant’s inability to engage in any substantial gainful activity by reason of a physical or mental illness or injury that is expected to result in death or to last for one year or more, as determined by a duly licensed physician designated by the Company.
2,11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.12 “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares covered by the Option and, with respect to a SAR, the baseline price of the Shares covered by the SAR; provided that in no event may the Exercise Price per Share be less than 100% of the Fair Market Value per Share on the date the Option or SAR is granted (110% in the case of an ISO granted to a Ten Percent Stockholder).
2.13 “Fair Market Value” means, as of any relevant date ~~,~~  : (a) the closing price per Share on such date on the principal securities exchange on which the Shares are traded or, if no Shares are traded on that date, the closing price per Share on the next preceding date on which Shares are traded, or ( ~~2~~  b) the value determined under such other method or convention as the Committee, acting in a consistent manner in accordance with the Plan and applicable tax law, may prescribe.
2.14 “Good Reason” means
(a) if there is an employment or service agreement between the Participant and the Company or a Subsidiary that defines the term “good reason” (or a term of like import), the meaning defined in such agreement; or
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 ~~2.14~~(b) if there is no employment or service agreement between the Participant and the Company or a Subsidiary that defines the term “good reason” (or a term of like import), then: actions or omissions by the Company or an affiliate at the time of or following a Change in Control resulting in  ~~a material negative change in the employment relationship with a Participant which, for the purposes hereof, mean~~  any of the following, without the advance written consent of the Participant:
 ~~(a)~~  (i) the assignment to the Participant of any duties materially inconsistent with the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change in Control, or any other material diminution in such position, authority, duties or responsibilities;
 ~~(b)~~  (ii) any reduction in the Participant’s annual base salary in effect immediately prior to the Change in Control;
 ~~(c)~~  (iii) the failure to provide the Participant with bonus opportunities at least as generous in the aggregate as those to which the Participant was entitled immediately prior to the Change in Control;
 ~~(d)~~  (iv) a failure by the Company to timely pay the Participant any compensation earned by the Participant; or
 ~~(e)~~  (v) the Company’s requiring the Participant (1) to be based at any office or location more than fifty (50) miles from the office where the Participant was employed immediately prior to the Change in Control, or (2) to travel on Company business to a materially greater extent than what was customarily required prior to the Change in Control.
Notwithstanding the foregoing, for purposes of this subsection (b), a Participant will not have “Good Reason” to terminate his or her employment merely because the Participant is no longer a senior executive of a public company and/or has a change in title, duties, authority, responsibilities or reporting structure as a result of the Change in Control transaction (including having a reporting relationship within a larger company) provided that the Participant retains a substantially similar level of responsibilities over the other portions and areas of the business for which he or she exercised responsibility prior to the Change in Control transaction. In order to terminate for “Good Reason,” a Participant must provide written notice to the Company his or her intent to terminate for Good Reason, together with an description of the conduct or circumstances giving rise to such termination, which notice must be provided within 60 days after the occurrence of such conduct or circumstances. The Company shall have the right to correct such conduct or circumstances (and thereby avoid a termination for Good Reason) within 30 days after it receives the written notice described in the preceding sentence. If the Company does not correct such conduct or circumstances within such 30-day cure period, then the Participant may terminate his or her employment for Good Reason, provided that such termination is effective within 30 days (after the end of such 30-day cure period).2.15
 ~~2.15 “Incentive Cash Award” means a performance-based Award described in Section 7.2.~~
 ~~2.16~~2.15 “Incentive Stock Option” or “ISO” means an Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.
 ~~2.17~~2.16 “Option” means an option to purchase Shares granted pursuant to Section 5.1.
 ~~2.18~~2.17 "Participant” means any person who has been selected to receive an Award under the Plan or who holds an outstanding Award under the Plan.
 ~~2.19~~2.18 “Plan” means the long-term incentive plan set forth herein, as it now exists or is hereafter amended.
 ~~2.20~~2.19 “Restricted Stock” means stock issued in the name of a Participant pursuant to Section 6.1, subject to applicable transfer restrictions and vesting and other conditions.
 ~~2.21~~2.20 “Restricted Stock Unit” or “RSU” means a contingent right to receive Shares in the future that is granted pursuant to Section 6.1.
 ~~2.22~~2.21 “Shares” means shares of the Company’s common stock.
 ~~2.23~~2.22 “Stock Appreciation Right” or “SAR” means a right to receive appreciation in the value of Shares granted pursuant to Section 5.2.
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 ~~2.24~~2.23 “Subsidiary” means (a) a corporation or other entity in an unbroken chain of corporations or other entities at least 50% of the total value or voting power of the equity securities of which is owned by the Company or by any other corporation or other entity in the chain, and (b) any other corporation or entity in which the Company has a 20% controlling interest, directly or indirectly, as may be designated by the Committee pursuant to the criteria set forth in Section 1.409A-1(b)(5)(iii)(E) of the Treasury regulations.
 ~~2.25~~2.24 “Ten Percent Stockholder” means a person who owns or is deemed to own (under Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.
ARTILCLE 3
ADMINISTRATION
3.1 General. Except as otherwise determined by the Board in its discretion, the Plan shall be administered by the Committee. The Committee shall be composed of at least two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act) with respect to Awards made to a Participant who is subject to Section 16 of the Exchange Act.
3.2 Authority of the Committee. Subject to the provisions of the Plan (including, without limitation, the minimum vesting condition and the restriction against vesting acceleration set forth in Section 3.4), the Committee, acting in its discretion, may select the persons to whom Awards will be made, prescribe the terms and conditions of each Award and make amendments thereto, construe, interpret and apply the provisions of the Plan and of any Award Agreement, and make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan or of any Award. The Committee shall have full power and authority to carry out its responsibilities and functions under the Plan. The Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as it deems appropriate.
3.3 Delegation of Authority.
(a) General. Except as limited by applicable law and as otherwise provided by Section 3.3(b) below, the Committee may delegate (which delegation may be modified or revoked at any time) to any person or subcommittee (who may, but need not be members of the Committee or the Board or officers of the Company) such Plan-related administrative authority and responsibilities as it deems appropriate, provided, however, that the Committee may not delegate its authority with respect to non-ministerial actions relating to  ~~(a)~~   individuals who are subject to the reporting requirements of Section 16(a) of the Exchange Act  ~~or (b) Awards that are intended to qualify for the Performance-Based Exemption~~  .
(b) Authority to Grant Awards. To the extent permitted by applicable law, the Board may, by resolution, authorize (which authorization may be modified or revoked at any time) one or more executive officers (each, an “Authorized Officer”) to do one or both of the following on the same basis as (and as if the Authorized Officer for such purposes were) the Committee: (i) designate eligible employees to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that the Board shall not delegate such responsibilities to any executive officer for Awards to an eligible employee who is an executive officer, a non-employee director of the Company,  ~~a “covered employee” (within the meaning of Section 162(m) of the Code)~~   or a more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act. The Authorized Officer(s) shall report periodically to the Board or the Committee regarding the nature and scope of the Awards granted by them pursuant to this Section 3.3(b).
3.4 Minimum Vesting Condition

~~; No Acceleration. Minimum Vesting Condition; No Acceleration~~
  . Any Award granted hereunder shall provide for a vesting period of at least one year following the date of grant. Notwithstanding the preceding sentence, Awards may be granted hereunder without any such minimum vesting condition; provided that the foregoing exception shall apply solely to Awards granted to non-employee directors of the Company.  ~~The Committee shall not have the authority to accelerate the vesting of an Award except (a) in connection with a Participant’s termination of employment on account of death or Disability, (b) pursuant to a severance arrangement that provides for vesting upon termination of a Participant’s employment without cause or by the Participant for good reason (provided that “cause” and “good reason are defined in a manner similar to the definition of those terms~~
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~~herein} or (c) as specifically permitted or required under the terms hereof, including Sections 9.1 and 9.2.~~  The foregoing minimum vesting requirement does not prevent the Committee from granting Awards that contain rights to accelerated vesting on a termination of employment or service, from applying Sections 9.1 and 9.2 hereof or from otherwise accelerating the vesting of any Award in its discretion.
3.5 Decisions Binding. Any determination made by the Committee in the exercise of its authority with respect to the Plan or any Award shall be made in the Committee’s sole discretion, and all such determinations shall be final, conclusive and binding on all persons.
3.6 Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary acting on behalf of the Board or the Committee (including an Authorized Officer), shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan. The Company shall indemnify and hold harmless each member of the Committee and the Board and any such officer or employee of the Company or any Subsidiary to whom any duty or power relating to the administration of the Plan or any Award is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.
ARTICLE 4
SHARES SUBJECT TO THE PLAN; INDIVIDUAL AWARD LIMITS
4.1 Shares Issuable under the Plan. Subject to Section 4. ~~3~~  2, up to  ~~4,900~~  6,200,000 Shares shall be available for grant and issuance pursuant to Awards made under the Plan. The maximum number of Shares that may be issued pursuant to ISOs shall be 1,000,000.  ~~For purposes of these limitations, (a) the total number of Shares covered by a grant of stock-settled SARs (and not just the number of Shares issued in settlement of such SARs) shall be deemed to have been issued under the Plan.~~   If and to the extent that an Award terminates, expires, is canceled or is forfeited for any reason (including upon cancellation or settlement of such award in exchange for cash or property other than Shares), the Shares associated with that Award will become available (or again be available) for grant under the Plan. Similarly, Shares withheld in settlement of a tax withholding obligation associated with an Award (other than a stock option or stock appreciation right), will become available (or again be available) for grant under the Plan. However, for the avoidance of doubt, in the case of a stock-based settlement of a stock appreciation right  ~~(whether granted under this Plan or a Prior Plan),~~  , any Shares that are subject to the exercised portion of the Award that are not delivered upon such exercise will not become available (or again be available) for grant under the Plan. Similarly, any Shares withheld in satisfaction of the exercise price of a stock option  ~~(whether granted under this Plan or a Prior Plan),~~   will not become available (or again be available) for grant under the Plan. Shares issued in respect of awards granted in substitution for equity-based awards of any entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, will not be counted against the number of shares available for issuance hereunder. Shares issued under the Plan may be either authorized and unissued Shares, or authorized and issued Shares held in the Company's treasury, or any combination of the foregoing.
 ~~4.2  Individual Award Limitations. No more than 400,000 Shares may be issued pursuant to Awards granted in a single calendar year to any individual Participant other than a non-employee director, and no more than 50,000 Shares may be issued pursuant to Awards granted to any non-employee director in a single calendar year. No Participant may earn a Cash Incentive Award under Section 7.2 for any calendar year in excess of $5,000,000 or, if less, 4 times the Participant’s salary for such calendar year. For this purpose, a Cash Incentive Award is earned (if at all) for the calendar year with or within which ends the applicable performance period, even if the amount so earned is not determined or payable until after end of that performance period.~~
 ~~4.3~~  4.2 Adjustments for Capital Changes. In the event of a split-up, spin-off, stock dividend, recapitalization, consolidation of shares or similar capital change, the Board or the Committee shall make such adjustments to the number and class of shares that may be issued under the Plan pursuant to Section 4.1 ~~, the number and class of Shares that may be issued pursuant to annual Awards granted to any Participant pursuant to Section 4.2,~~   and the number, class and/or Exercise Price of Shares subject to outstanding Awards, as the Committee, in its discretion, deems appropriate in order to prevent undue dilution or enlargement of the benefits available under the Plan or an
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outstanding Award, as the case may be, provided that the number of Shares subject to any Award shall always be a whole number. Any determination or adjustment made by the Board or the Committee under this Section shall be binding and conclusive on all persons.
4.3 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and/or any of its respective Subsidiaries operate or have employees, directors and consultants, in order to comply with the requirements of any foreign securities exchange or other applicable law, or to otherwise ensure the viability of the benefits from Awards granted to employees, directors and consultants performing services in such countries and to meet the objectives of the Plan, the Committee, in its discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with applicable law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4.1; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE 5
STOCK OPTIONS; STOCK APPRETIATION RIGHTS
5.1 Grant of Company Stock Options. The Committee may grant Options to Participants upon such vesting, exercise, forfeiture and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time an Option is granted or, if the holder’s rights are not adversely affected, at any subsequent time. Each Option will be deemed NOT to be an Incentive Stock Option unless and except to the extent that, at the time the Option is granted, the Committee specifically designates such Option as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be treated as ISOs. If an Option is designated as an ISO and if part or all of the Option does not qualify as an ISO, then the Option or the portion of the Option that does not so qualify will nevertheless remain outstanding and will be characterized as a non-ISO.
5.2 Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights (“SARs”) to Participants, either alone or in connection with the grant of an Option, upon such vesting and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine, either at the time the SARs are granted or, if the holder’s rights are not adversely affected, at any subsequent time. Upon exercise, the holder of a SAR shall be entitled to receive cash and/or a number of whole Shares (as determined by the Committee) having a value equal to the product of X and Y, where--
X = the number of whole Shares as to which the SAR is being exercised, and
Y = the excess of (i) the Fair Market Value per Share on the date of exercise over (ii) the Exercise Price per Share covered by the SAR.
5.3 Exercise Price. The Committee shall determine the Exercise Price per Share under each Option and each SAR, provided that (a) the Exercise Price per Share shall be at least equal to the Fair Market Value per Share on the date the Option or SAR is granted; and (b) in the case of an ISO granted to a Ten Percent (10%) Stockholder, the Exercise Price per Share shall be at least equal to 110% of the Fair Market Value per Share on the date the ISO is granted.
5.4 Re-Pricing Prohibited. Options and SARs granted under the Plan with an Exercise Price greater than the then current Fair Market Value may not be re-priced and may not be purchased or exchanged for cash, Shares or other property or Awards without the approval of the Company’s stockholders. In no event may an Option or SAR be re-priced if such re-pricing would cause the Option or SAR to be covered by Section 409A of the Code. In addition,
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Options and SARs with an Exercise Price less than the then current Fair Market Value shall not be repurchased or exchanged for other Awards or cash without the approval of the Company’s stockholders. For avoidance of doubt, however, this section will not prohibit adjustments in accordance with Sections 4.2 or 9 hereof.
5.5 Term of Options and SARs. Unless sooner terminated in accordance with its terms, each Option and each SAR shall automatically expire on the tenth anniversary of the date the Option or SAR is granted (or, in the case of an ISO granted to a Ten Percent  ~~(10%)~~   Stockholder, on the fifth anniversary of the date the ISO is granted).
5.6 Exercise of Options. A Participant may exercise an outstanding Option that is vested and exercisable by transmitting to the Secretary of the Company (or another person designated by the Company for this purpose) a written notice identifying the Option that is being exercised and specifying the number of whole Shares to be purchased pursuant to such exercise, together with payment in full of the aggregate Exercise Price payable for such Shares and any applicable withholding taxes. The Exercise Price shall be payable in cash or by check or by any other means that the Committee may expressly permit, including, without limitation, (a) by the Participant’s surrender of previously-owned Shares, or by the Company’s withholding Shares that otherwise would be issued if the Exercise Price had been paid in cash, in each case having a Fair Market Value on the date the Option is exercised equal to the Exercise Price, (b) by payment to the Company pursuant to a broker-assisted cashless exercise program established and made available by the Company in connection with the Plan, (c) by any other method of payment that is permitted by applicable law, or (d) by any combination of the foregoing. Applicable withholding taxes shall be payable in cash or by any other method that may be permitted by the Committee in accordance with Section 11.1.
5.7 Exercise of SARs. A Participant may exercise an outstanding SAR that is vested and exercisable by transmitting to the Secretary of the Company (or another person designated by the Company for this purpose) a written notice identifying the SAR that is being exercised and specifying the number of whole Shares for which the SAR is being exercised, together with payment in full of the withholding taxes due in connection with the exercise. The withholding tax amount shall be payable in cash or by any other method that may be permitted by the Committee in accordance with Section 11.1.
5.8 Termination of Employment or Service. Unless otherwise determined by the Committee at grant, or thereafter if no rights of the Participant are thereby reduced, the following rules apply with regard to outstanding Options and SARs held by a Participant at the time of his or her termination of employment or other service with the Company and its Subsidiaries:
(a) If the Participant’s employment or service is terminated for any reason other than for Cause or the Participant’s death or Disability then (1) any unvested Options and SARs outstanding at the time of the Participant’s termination of employment or other service will thereupon be canceled and of no further force or effect, and (2) any vested Options and SARs outstanding at such time will expire and be of no further force or effect if and to the extent they are not exercised within ninety (90) days after the date of such termination of employment or other service, provided that in no event may any such vested Options and SARs be exercised after the expiration of the stated term thereof.
(b) If the Participant’s employment or other service is terminated on account of the Participant’s death or Disability, then (1) any unvested Options and SARs outstanding at the time of the Participant’s termination of employment or other service will thereupon be canceled and of no further force or effect, and (2) any vested Options and SARs outstanding at such time will expire and be of no further force or effect if and to the extent they are not exercised within one year after the date of such termination of employment or other service, provided that, in no event may such vested Options and SARs be exercised after the expiration of the stated term thereof.
(c) If the Participant’s employment or other service is terminated by the Company or a Subsidiary for Cause (or at a time when grounds for a termination for Cause exist), then, notwithstanding anything to the contrary contained herein, such outstanding Options and/or SARs (whether or not otherwise vested) shall immediately terminate and shall have no further force or effect.
5.9 Rights as a Stockholder. A Participant shall have no rights to vote or receive dividends or any other rights of a stockholder with respect to any Shares covered by an Option or SAR unless and until such Option or SAR is validly exercised and such Shares are issued to the Participant. The Company will issue such Shares promptly after the exercise of such Option or SAR (to the extent the SAR is settled in Shares) is completed.
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ARTICLE 6
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS
6.1 Grant of Restricted Stock and RSU Awards. The Committee may grant Restricted Stock Awards and/or Restricted Stock Unit Awards (RSUs) to any Participant. Under a Restricted Stock Award, the Company issues Shares to the Participant when the Award is made and the Shares are subject to such vesting and other terms and conditions as the Committee may prescribe. Under a Restricted Stock Unit Award, the Participant receives the right to receive Shares in the future if the vesting and other terms and conditions imposed by the Committee are satisfied. The vesting and other terms and conditions applicable to the Shares covered by a Restricted Stock Award or the RSUs covered by a Restricted Stock Unit Award (including, but not limited to, conditions and restrictions tied to the achievement of specified performance objectives and/or the completion of one or more specified periods of future service) will be determined by the Committee, acting in its discretion in accordance with the Plan, when the Award is granted and will be set forth in the applicable Award Agreement.
6.2 Minimum Purchase Price for Shares. Unless the Committee, acting in accordance with applicable law, determines otherwise, the purchase price payable for Shares issued pursuant to a Restricted Stock Award or a Restricted Stock Unit Award must be at least equal to the par value of the Shares.
6.3 Restricted Shares. Shares issued pursuant to a Restricted Stock Award may be evidenced by book entries on the Company’s stock transfer records pending satisfaction of the applicable vesting conditions. If a stock certificate for restricted Shares is issued, the certificate will bear an appropriate legend to reflect the nature of the conditions and restrictions applicable to the Shares. The Company may retain physical possession of any such stock certificate and may require a Participant to deliver a stock power to the Company, endorsed in blank, in order to facilitate the transfer back to the Company of restricted Shares that are forfeited. Notwithstanding the foregoing, if a Participant forfeits Shares covered by a Restricted Stock Award, the Shares that are forfeited shall automatically be cancelled on the books and records of the Company whether or not the Participant returns a certificate for such Shares or otherwise fails or refuses to execute documents or take other action requested by the Company in connection with the cancellation of the forfeited Shares. Except to the extent otherwise provided under the Plan or the Award Agreement, a Participant who holds unvested Shares pursuant to a Restricted Stock Award shall have all of the rights of a stockholder with respect to said Shares, including the right to vote the Shares and the right to receive dividends thereon (subject to the vesting and payment conditions described in Section 6.5).
6.4 Shares Covered by RSU Awards. No Shares will be issued pursuant to a RSU Award unless and until the applicable vesting and other conditions have been satisfied. The holder of a RSU Award shall have no rights as a stockholder with respect to Shares covered by the RSUs unless and until the RSUs becomes vested and the Shares covered by the vested RSUs are issued to the Participant. Subject to Section 6.5, the Committee may provide that a Participant who holds RSUs will be entitled to receive dividend equivalent credits based upon the dividends that would have been payable with respect to the Shares covered by the RSUs if such Shares were outstanding.
6.5 Dividends on Restricted Stock and RSU Shares. If a dividend is declared with respect to outstanding Shares, then ~~, unless the Committee determines otherwise,~~   (a) a corresponding dividend will be  ~~credited to a Participant~~  paid with respect to Shares covered by an outstanding Restricted Stock  ~~or~~   Award, and (b) if specified in the applicable Award Agreement, a corresponding dividend equivalent will be credited with respect to the Shares covered by an outstanding RSU Award, as if such Shares were outstanding  ~~and free~~  . In the case of  ~~vesting and other conditions and restrictions. Dividend~~  RSU Awards, such dividend equivalent credits (if any) will be  ~~made~~  denominated in the form of cash or in the form of additional  ~~Shares of Restricted Stock or~~   RSUs (based upon the then Fair Market Value per Share) or any combination thereof, all as determined by the Committee. Dividends paid and dividend equivalents credited with respect to Restricted Stock and RSU Awards shall be subject to the same vesting and forfeiture conditions and the same payment terms that are applicable to the Shares of Restricted Stock or RSU Shares to which such dividend or dividend equivalent credits apply and/or, if applicable, such different terms and conditions that may be required in order to comply with Section 409A of the Code.
6.6 Non-Transferability. No Restricted Stock Award or RSU Award, and no Shares covered by a Restricted Stock Award or RSU Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company or its designee in accordance with the terms of the Award or the Plan, and any attempt to do so shall be null and void.
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6.7 Termination of Service Before Vesting; Forfeiture. Unless otherwise specified in the Award Agreement or otherwise subsequently determined by the Committee, unvested Shares held pursuant to a Restricted Stock Award and unvested RSUs held under a RSU Award shall be forfeited and canceled upon the termination of a Participant’s employment or other service with the Company and its Subsidiaries. Such cancellation shall not affect any right a Participant may have pursuant to the terms of the forfeited Award to receive all or a portion of the purchase price (if any) paid by the Participant in connection with the issuance of unvested Shares.
6.8 Timing Requirements for Settlement of RSUs. Unless otherwise specified in the applicable Award Agreement, RSUs shall be settled in the form of Shares or cash (as determined by the Committee) as soon as practicable after the RSUs become vested but in no event later than the 15th day of the third month following the calendar year in which the vesting of such RSUs occurs. Notwithstanding the foregoing, the original terms of a RSU Award may expressly provide that settlement of vested RSUs covered by the Award will be deferred until a later date or the occurrence of a subsequent event, provided that any such deferral provision complies with the election, distribution timing and other requirements of Section 409A of the Code.
6.9 Unrestricted Shares. A Participant who holds Shares that become vested under a Restricted Stock Award or who holds RSUs that become vested (to the extent the vested RSUs are settled in Shares) will be entitled to receive Shares (in certificated or book entry form) free and clear of the conditions and restrictions imposed by the Award Agreement and the Plan, subject, however, to the payment or satisfaction of applicable withholding taxes.
ARTICLE 7
OTHER FORMS OF AWARD
7.1 Other Share-Based Awards. Subject to applicable law, the Committee, acting in its discretion, may grant such other forms of Award denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to, Company Shares, including, without limitation, performance share awards, performance unit awards, stock bonus Awards, dividend equivalent Awards (either alone or in conjunction with other Awards), purchase rights for Shares, and Share-based Awards designed to comply with or take advantage of applicable laws outside of the United States. Each such Share-based Award will be made upon such vesting, performance and other terms and conditions as the Committee, acting in its discretion in accordance with the Plan, may determine. If and when a Share-based Award granted under this Section becomes payable, payment may be made in the form of cash, whole Shares or a combination of cash and whole Shares (as determined by the Committee).
7.2 Cash

  -
Based Awards
. Subject to the other terms of the Plan, the Committee may grant Cash-Based Awards (including immediate cash payments) either alone or in conjunction with other Awards under the Plan. Subject to  ~~Applicable Law~~  applicable law, Cash-Based Awards may be granted in lieu of other compensation. The Committee shall establish the terms and conditions of Cash-Based Awards in its discretion, including  ~~Vesting Conditions (if any). Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if the Participant’s service with the Company terminates prior to a Cash-Based Award vesting in full, any portion of the Participant’s Cash-Based Award that then remains subject to forfeiture will then be forfeited automatically.~~  vesting conditions (if any).
7.3 Termination of Service Before Vesting; Forfeiture. Unless otherwise specified in the Award Agreement or otherwise subsequently determined by the Committee, unearned and/or unvested Share-based Awards and Cash    -Based Awards granted under this Article shall be forfeited and canceled upon the termination of a Participant’s employment or other service with the Company and its Subsidiaries.
ARTICLE 8

[Reserved]
ARTICLE 9
CHANGE IN CONTROL
9.1 Assumption or Substitution of Outstanding Awards. If a Change in Control occurs, the parties may agree that outstanding Awards shall be assumed by, or converted into a substitute award for or with respect to shares of common stock of, the successor or acquiring company (or a parent company thereof) on an economically equivalent basis. The vesting and other terms of any such assumed or substitute award shall be substantially the same as the
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vesting and other terms and conditions of the original Award, provided that (a) if the assumed or substituted Award is an Option or SAR, the number of shares and Exercise Price shall be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury regulations, and (b) if the assumed or substituted Award is not an Option or SAR, the number of shares covered by the assumed or substitute Award will be based upon the Change in Control transaction value of the Company’s outstanding Shares. If the original Award is subject to the satisfaction of performance conditions, then such performance conditions shall be deemed to have been satisfied immediately prior to the Change in Control on the basis of the greater of (a) the target award or (b) actual performance ~~, in either case~~   as of the date of the Change in Control  ~~and/or on a pro rata basis for the time elapsed during an ongoing performance period.~~  . If, within two years following a Change in Control, a Participant’s employment or other service terminates due to the Participant’s death or Disability or is terminated by the Company or a successor or acquiring company (or any of its or their affiliates) without Cause or by the Participant for Good Reason, then any outstanding assumed or substitute Awards held by such terminated Participant shall immediately be fully vested, and any outstanding assumed or substitute Options and SARs will remain outstanding for 180 days after such termination of employment (or, if earlier, until the expiration of their original stated terms). Notwithstanding the foregoing, any outstanding awards held by non-employee directors shall vest immediately upon a Change in Control.
9.2 Awards Not Assumed or Substituted. If a Change in Control occurs and if the parties do not agree that an outstanding Award shall be assumed or substituted by the successor or acquiring company (or a parent company thereof) pursuant to Section 9.1, then  ~~such Award~~  any time-based vesting conditions will be deemed fully  ~~vested~~  satisfied and any performance conditions applicable to such Award will be deemed to have been satisfied immediately prior to the Change in Control on the basis of the greater of (a) the target award or (b) actual performance as of the date of the Change in Control  ~~and/or on a pro rata basis for the time elapsed during an ongoing performance period.~~  . Each such Award shall be cancelled immediately prior to the effective time of the Change in Control in exchange for an amount equal to the per Share consideration received by the holders of outstanding Shares in the Change in Control transaction, reduced in the case of an Option or SAR by the Exercise Price for such Shares. No consideration will be payable in respect of the cancellation of an Option or SAR with an Exercise Price per Share that is equal to or greater than the value of the Change in Control transaction consideration per Share. The amount payable with respect to the cancellation of an outstanding Award pursuant to this  ~~section~~  Section will be paid in cash, unless the parties to the Change in Control agree that some or all of such amount will be payable in the form of freely tradable shares of common stock of the successor or acquiring company (or a parent company thereof). Subject to Section 9.4, the payments contemplated by this Section 9.2 shall be made upon at or as soon as practicable following the effective time of the Change in Control.
9.3 No Fractional Shares. In the event of an adjustment in the number of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each converted Award shall cover only the number of full shares resulting from the adjustment.
9.4 Section 409A. Notwithstanding anything to the contrary contained herein or in an Award Agreement, if a provision of the Plan or an Award Agreement would cause an acceleration of the vesting or payment of deferred compensation that is subject to Section 409A of the Code on account of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control constitutes a “change in ownership,” “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Section 409A of the Code or such accelerated vesting and/or payment may otherwise be made without violating Section 409A of the Code. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment or settlement schedule that would have applied under the Award in the absence of a Change in Control.
ARTICLE 10
AMENDMENT AND TERMINATION
10.1 Amendment and Termination of the Plan. The Board, acting in its sole discretion, may amend the Plan at any time and from time to time and may terminate the Plan at any time. Plan amendments will be subject to approval by the Company’s stockholders if and to the extent such approval is required in order to satisfy applicable law and/or stock exchange listing rules. If not sooner terminated, the Plan will terminate on March 27, 2034, the tenth anniversary of the date  ~~it is~~  the Plan, as amended and restated, was approved by the  ~~Company’s stockholders~~  Board.
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10.2 Outstanding Awards. Except as specifically required or permitted by Article 9, no amendment of an Award Agreement ~~, and no termination, amendment or modification of the Plan~~   shall cause any then outstanding Award to be forfeited or altered in a material way that adversely affects a Participant’s rights, unless the Participant consents thereto. Similarly, no termination, amendment or modification of the Plan will affect any Award granted prior to the date of such termination, amendment or modification.
ARTICLE 11
TAX WITHHOLDING; SECTION 409A
11.1 Tax Withholding. Each Participant shall, no later than the date as of which the Participant realizes taxable income with respect to an Award, pay to the Company, or make arrangements satisfactory to the Committee for the payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award (or such other amount that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (whether in settlement of the Award or otherwise). Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy the applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy the related taxes to be withheld and applied to the tax obligations; provided, however, that, with the approval of the Committee (which approval may be granted or withheld in its sole discretion and may but need not be applied on a uniform or consistent basis), a Participant may satisfy some or all of the applicable tax withholding requirement by either (a) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (b) delivering already owned unrestricted Shares, in each case, having a Fair Market Value on the date on which the amount of tax to be withheld is determined equal to the applicable taxes to be withheld and applied to the tax obligations (with any fractional share amounts resulting therefrom settled in cash). The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.
11.2 Section 409A Compliance. It is intended that Awards made under the Plan, including any deferred payment or settlement terms and conditions shall be structured, applied and interpreted in a manner that is exempt from or in compliance with Section 409A of the Code.  ~~Without limiting the generality of the preceding sentence~~  For any Award that is non-qualified deferred compensation subject to Section 409A of the Code, the Committee may elect to liquidate such Award at any time in a manner intended to comply with Treas. Reg. § 1.409A-3(j)(4)(ix) or any successor provision. Notwithstanding anything to the contrary, if a Participant becomes entitled to payments (cash or Shares) under an Award on account of the “termination of the Participant’s employment or other service” or words of like import, and if such payments constitute “deferred compensation” within the meaning of Section 409A of the Code, then (a) such termination of employment or service will not be deemed to have occurred unless and until the Participant incurs a “separation from service” within the meaning of Section 409A of the Code and the regulations issued thereunder, and (b) to the extent required by Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of his or her separation from service, then such payment shall be delayed until the first business day after the expiration of six months following the date of the such separation from service or, if earlier, the date of the Participant’s death. Further, to the extent provided in Prop. Treas. Reg. § 1.409A-1(b)(4)(ii), Treas. Reg. § 1.409A-2(b)(7)(ii) or any successor provision, the Company may delay settlement of an Award if it reasonably determines that such settlement would violate federal securities laws or any other applicable law. On the delayed payment date, the Participant (or the Participant’s Beneficiary) will be entitled to receive a lump sum payment or distribution of the payments that otherwise would have been made during the period that such payments are delayed. Notwithstanding the foregoing, each Participant shall be solely responsible, and the Company shall have no liability to the Participant or otherwise, for or with respect to any taxes, acceleration of taxes, interest or penalties arising under Section 409A of the Code.
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ARTICLE 12
MISCELLANEOUS
12.1 Non-Transferability. Except as otherwise specifically permitted by the Plan or the applicable Award Agreement, no Award shall be assignable or transferable except upon the Participant’s death to his or her “beneficiary” (as defined below), and, during a Participant’s lifetime, an Option or SAR may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, subject to the consent of the Committee (which it may grant, condition or deny in its sole discretion for any or no reason), a Participant may make an inter vivos transfer of an Option (other than an ISO) or a SAR to any “family member” (within the meaning of Item A(1)(a)(5) of the General Instructions to SEC Form S-8 or a successor), including, without limitation, to one or more trusts, partnerships, limited liability companies and other entities which qualify as family members, provided that such transfer is not a transfer for value or is a transfer for value that the Committee determines is for estate planning purposes. For the purposes hereof, a Participant’s “beneficiary” is any person or entity (including, without limitation, a trust or estate) designated in writing by a Participant to succeed to the Participant’s Award(s) upon the Participant’s death, subject to the provisions hereof and of the applicable Award Agreement(s). A Participant may designate a beneficiary by delivering a written beneficiary designation to the Committee (or its designee) in such form and in such manner as the Committee (or its designee) may prescribe. Each beneficiary designation duly filed with the Committee (or its designee) will have the effect of superseding and revoking any prior beneficiary designation. If a Participant does not designate a beneficiary, or if no designated beneficiary survives the Participant, then the Participant’s estate will be deemed to be his or her beneficiary. The term “Participant,” as used herein, shall be deemed to include the Participant’s beneficiary if and to the extent the context requires.
12.2 Successors. All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a Change in Control or otherwise, and the term “Company” as used herein shall be construed accordingly.
12.3 Legal Construction. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
12.4 Requirements of Law. Notwithstanding anything to the contrary contained herein, the granting of Awards and the obligation of the Company to sell, issue or deliver Shares with respect to any Award shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and Delaware law. The Committee may require, as a condition of the issuance and delivery of Shares or certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.
12.5 Sub-Plans. The Committee may from time to time establish subplans under the Plan for purposes of satisfying securities, tax or other laws of any foreign jurisdictions that may apply to Participants who receive Awards. Any such subplan shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable and shall be in such form (including, without limitation, as an Appendix to the Plan) as the Committee deems appropriate. Each subplan shall be deemed a part of the Plan, but shall apply only to the Participants who are subject to the laws of the jurisdiction to which the subplan relates.
12.6 Uniformity Not Required. The provisions of the Award Agreements need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.
12.7 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.
12.8 Claw Back Conditions. Notwithstanding anything to the contrary contained herein or in an Award Agreement, Awards and benefits otherwise provided by Awards made under the Plan shall be subject to the Company’s incentive compensation claw back policies as in effect from time to time, and, as applicable, the claw back requirements of the Dodd-Frank Act Section 954.
12.9 Limitation of Rights. The Plan shall not interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any person’s employment or other service at any time, and the Plan shall not confer upon any
Mistras Group, Inc.	79	2024 Proxy Statement

person the right to continue in the employ or other service of the Company or any Subsidiary. No employee, director or other person shall have any right to be selected to receive an Award or, having been so selected, to be selected to receive a future Award.
12.10 Notice. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its General Counsel (or such other person as the Company may designate in writing from time to time), and, if to the Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: (i) if delivered personally or via recognized overnight delivery service, on the date so delivered; (ii) if sent via telecopier or email, on the date telecopied or emailed with confirmation of delivery; or, (iii) if mailed, five business (5) days after the date of mailing by registered or certified mail; provided, however, that for purposes of clauses (i) and (ii) above, any delivery made on a business day after 5 pm (in the time zone of the Company’s principal executive office), or on a weekend or federal holiday, will be deemed given on the next business day.
 ~~12.10~~  12.11 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
 ~~12.11~~  12.12 Decisions and Determinations Final. All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be final, binding and conclusive on all persons.
 ~~12.12~~  12.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to the legislative or judicial conflict of laws rules of any state).
Mistras Group, Inc.	80	2024 Proxy Statement

Exhibit B

Reconciliation of Non-GAAP Financial Measurements Used for Determining Incentive Compensation to GAAP Financial Measurements
(All Amounts in Thousands)
RECONCILIATION OF NET LOSS (GAAP) TO ADJUSTED EBITDA (NON-GAAP):
FOR THE YEAR ENDED DECEMBER 31, 2023
GAAP: Net loss	($17,445)
Less: Net income attributable to noncontrolling interests, net of taxes	8
Net loss attributable to Mistras Group, Inc.	($17,453)
Interest expense	16,761
Benefit for income taxes	(1,220)
Depreciation and amortization	34,099
Share-based compensation expense	5,147
Goodwill impairment charges	13,799
Reorganization and other related costs, net	12,269
Legal settlement and insurance recoveries, net	1,058
Acquisition-related expense, net	9
Foreign exchange loss	1,331
Non-GAAP: Adjusted EBITDA	$65,800
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES (GAAP) TO FREE CASH FLOW (NON-GAAP):
FOR THE YEAR ENDED DECEMBER 31, 2023
GAAP: Net cash provided by operating activities	$26,748
Less:
Purchases of property, plant and equipment	(20,854)
Purchases of intangible assets	(2,795)
Non-GAAP: Free cash flow	$3,099
Mistras Group, Inc.	81	2024 Proxy Statement

MISTRAS

Infrastructure

Risk-Based Inspection

Inline Pipeline Inspection

NDT Inspection

A leading, “one source” multinational provider of integrated technology-enabled asset protection solutions, helping to maximize the safety and operational uptime for civilization’s most critical industrial and civil assets.

mistrasgroup.com

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MG
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MISTRAS GROUP, INC.
195 CLARKSVILLE ROAD
PRINCETON JUNCTION, NJ 08550

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V38434-P04477 KEEP THIS PORTION FOR YOUR RECORDS

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MISTRAS GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Nicholas DeBenedictis
02) James J. Forese
03) Richard H. Glanton
04) Michelle J. Lohmeier
05) Charles P. Pizzi
06) Manuel N. Stamatakis
07) Sotirios J. Vahaviolos

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V38435-P04477

MISTRAS GROUP, INC.
Annual Meeting of Shareholders
May 14, 2024 11:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Michael Keefe and Edward Prajzner, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MISTRAS GROUP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, EDT on May 14, 2024, being held as a virtual meeting, which can be accessed at www.virtualshareholdermeeting.com/MG2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side